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                             PARTICIPATION AGREEMENT

                                      Among

                        VARIABLE INSURANCE PRODUCTS FUND,

                        FIDELITY DISTRIBUTORS CORPORATION

                                       and

                     LINCOLN NATIONAL LIFE INSURANCE COMPANY

               THIS AGREEMENT, made and entered into as of the lst day of

September, 1996, by and among LINCOLN NATIONAL LIFE INSURANCE COMPANY,

(hereinafter the "Company"), an Indiana corporation, on its own behalf and on behalf of each segregated asset account of the Company set forth on Schedule A hereto as may be amended from time to time (each such account hereinafter referred to as the "Account"), and the VARIABLE INSURANCE PRODUCTS FUND, an

unincorporated business trust organized under the laws of the Commonwealth of

Massachusetts (hereinafter the "Fund") and FIDELITY DISTRIBUTORS CORPORATION

(hereinafter the "Underwriter"), a Massachusetts corporation.

               WHEREAS, the Fund engages in business as an open-end management investment company and is available to act as the investment vehicle for separate accounts established for variable life insurance policies and variable annuity contracts (collectively, the "Variable Insurance Products") to be offered by insurance companies which have entered into participation agreements with the Fund and the Underwriter (hereinafter "Participating Insurance

Companies"); and

               WHEREAS, the beneficial interest in the Fund is divided into several series of shares, each representing the interest in a particular managed portfolio of securities and other assets, any one or more of which may be made available under this Agreement, as may be amended from time to time by mutual agreement of the parties hereto (each such series hereinafter referred to as a "Portfolio"); and

               WHEREAS, the Fund filed with the Securities and Exchange

Commission (the "SEC") a registration statement on Form N- I A and the SEC has declared effective said registration statement; and

               WHEREAS, the Fund has obtained an order from the SEC- dated

October 15, 1985 (File No. 812-6102), granting Participating Insurance

Companies and variable annuity and variable life insurance separate accounts exemptions from the provisions of sections 9(a), 13(a), 15(a), and 15(b) of the

Investment Company Act of 1940, as amended, (hereinafter the " 1940.

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Act") and Rules 6e-2(b) (15) and 6e-3(T) (b) (15) thereunder, to the extent necessary to permit shares of the Fund to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies (hereinafter the "Shared Funding

Exemptive Order"); and

               WHEREAS, the Fund is registered as an open-end management

investment company under the 1940 Act and its shares are registered under the

Securities Act of 1933, as amended (hereinafter the " 1933 Act"); and

               WHEREAS, Fidelity Management & Research Company (the "Adviser")

is duly registered as an investment adviser under the federal Investment

Advisers Act of 1940 and any applicable state securities law; and

               WHEREAS, the Company has registered or will register certain variable life insurance and variable annuity contracts under the 1933 Act; and

               WHEREAS, each Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of the Company, on the date shown for such Account on Schedule A hereto, to set aside and invest assets attributable to the aforesaid variable annuity contracts; and

               WHEREAS, the Company has registered or will register each

Account as a unit investment trust under the 1940 Act; and

               WHEREAS, the Underwriter is registered as a broker dealer with the SEC under the Securities Exchange Act of 1934, as amended, (hereinafter the

" 1934 Act"), and is a member in good standing of the National Association of

Securities Dealers, Inc. (hereinafter "NASD"); and

               WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in the Portfolios on behalf of each Account to fund certain of the aforesaid variable life and variable annuity contracts and the Underwriter is authorized to sell such shares to unit investment trusts such as each Account at net asset value;

               NOW, THEREFORE, in consideration of their mutual promises, the

Company, the Fund and the Underwriter agree as follows:

ARTICLE 1. SALE OF FUND SHARES

               1.1. The Underwriter agrees to sell to the Company those

shares of the Fund which each Account orders, executing such orders on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the order for the shares of the Fund. For purposes of this Section

1. 1, the Company shall be the designee of the Fund for receipt of such orders from each Account and receipt by such designee shall constitute receipt by the

Fund; provided that the

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Fund receives notice of such order by 9:30 a.m. Boston time on the next following Business Day. "Business Day" shall mean any day on which the New York

Stock Exchange is open for trading and on which the Fund calculates its net asset value pursuant to the rules of the Securities and Exchange Commission.

               1.2. The Fund agrees to make its shares available indefinitely for purchase at the applicable net asset value per share by the Company and its

Accounts on those days on which the Fund calculates its net asset value pursuant to rules of the Securities and Exchange Commission and the Fund shall use reasonable efforts to calculate such net asset value on each day which the

New York Stock Exchange is open for trading. Notwithstanding the foregoing, the

Board of Trustees of the Fund (hereinafter the "Board") may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Portfolio.

               1.3. The Fund and the Underwriter agree that shares of the Fund will be sold only to Participating Insurance Companies and their separate accounts. No shares of any Portfolio will be sold to the general public.

               1.4. The Fund and the Underwriter will not sell Fund shares to any insurance company or separate account unless an agreement containing provisions substantially the same as Articles 1, 1111, V, VII and Section 2.5 of Article II of this Agreement is in effect to govern such sales.

               1.5. The Fund. agrees to redeem for cash, on the Company's request, any full or fractional shares of the Fund held by the Company,

executing such requests on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the request for redemption. For purposes of this Section 1.5, the Company shall be the designee of the Fund for receipt of requests for redemption from each Account and receipt by such designee shall constitute receipt by the Fund; provided that the Fund receives notice of such request for redemption on the next following Business Day.

               1.6. The Company agrees that purchases and redemptions of

Portfolio shares offered by the then current prospectus of the Fund shall be made in accordance with the provisions of such prospectus. The Company agrees that all net amounts available under the variable annuity contracts with the form number(s) which are listed on Schedule A attached hereto and incorporated herein by this reference, (as such Schedule A may be amended from time to time hereafter by mutual written agreement of all the parties hereto), (the

"Contracts") shall be invested in the Fund, in such other Funds advised by the

Adviser as may be mutually agreed to in writing by the parties hereto, or in the

Company's general account, provided that such amounts may also be invested in investment companies other than the Fund. The Company shall notify the Fund as to which other investment companies are available as investment options under the Contract not later than the time such investment companies are made available to owners of the

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Contracts. The investment companies available to Contract owners as of the date of this Agreement are as shown on Schedule C.

               1.7. The Company shall pay for Fund shares on the next Business

Day after an order to purchase Fund shares is made in accordance with the provisions of Section 1. 1 hereof. Payment shall be in federal funds transmitted by wire. For purpose of Section 2. 10 and 2.11, upon receipt by the

Fund of -the federal funds so wired, such funds shall cease to be the responsibility of the Company and shall become the responsibility of the Fund.

               1.8. Issuance and transfer of the Fund's shares will be by book entry only. Stock certificates will not be issued to the Company or any

Account. Shares ordered from the Fund will be recorded in an appropriate title for each Account or the appropriate subaccount. of each Account.

               1.9. The Fund shall furnish same day notice (by wire or

telephone, followed by written confirmation) to the Company of any income,

dividends or capital gain distributions payable on the Fund's shares. The

Company hereby elects to receive all such income dividends and capital gain distributions as are payable on the Portfolio shares in additional shares of that Portfolio. The Company reserves the light to revoke this election and to receive all such income dividends and capital gain distributions in cash. The

Fund shall notify the Company of the number of shares so issued as payment of such dividends and distributions.

               1.10. The Fund shall make the net asset value per share for each Portfolio available to the Company on a daily basis as soon as reasonably practical after the net asset value per share is calculated (normally by 6:30

p.m. Boston time) and shall use its best efforts to make such net asset value per share available by 7 p.m. Boston time.

                   ARTICLE 11. REPRESENTATIONS AND WARRANTIES

               2.1. The Company represents and warrants that the Contracts are or will be registered under the 1933 Act; that the Contracts will be issued and sold in compliance in all material respects with all applicable Federal and state laws and that the Company will require of every person distributing the

Contracts that the Contracts be offered and sold in compliance in all material respects with all applicable Federal and state laws. The Company further represents and warrants that it is an insurance company duly organized and validly existing under applicable law and that it has legally and validly established each Account, prior to any issuance or sale thereof, as a segregated asset account under Section 27-1-5-1 of the Indiana Insurance Code and has registered or, prior to any issuance or sale of the Contracts, win register each

Account as a unit investment trust in accordance with the provisions of the 1940

Act to serve as a segregated investment account for the Contracts.

               2.2. The Fund represents and warrants that Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with the laws of the State of

Indiana and all applicable federal and state securities laws

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and that the Fund is and shall remain registered under the 1940 Act. The Fund shall amend the Registration Statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Fund shall register and qualify the shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Fund or the Underwriter.

               2.3. The Fund represents that it is currently qualified as a

Regulated Investment Company under Subchapter M of the Internal Revenue Code of

1986, as amended, (the "Code") and that it will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision)

and that it will notify the Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

               2.4. The Company represents that the Contracts are currently treated as life insurance policies or annuity insurance contracts, under applicable provisions of the Code and that it will make every effort to maintain such treatment and that it will notify the Fund and the Underwriter immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.

               2.5. The Fund currently does not intend to make any payments to finance distribution expenses pursuant to Rule 12b- I under the 1940 Act or otherwise, although it may make such payments in the future. The Fund has adopted a "no fee" or-" defensive" Rule l2b-1 Plan under which it makes no payments for distribution expenses. To the extent that it decides to finance distribution expenses pursuant to Rule 12b-1, the Fund undertakes to have a board of trustees, a majority of whom are not interested persons of the Fund,

formulate and approve any plan under Rule 12b- I to finance distribution expenses.

               2.6. The Fund makes no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or regulations of the various states except that the Fund represents that the Fund's investment policies, fees and expenses are and shall at all times remain in compliance with the laws of the State of Indiana and the Fund and the Underwriter

represent that their respective operations are and shall at all times remain in material compliance with the laws of the State of Indiana to the extent required to perform this Agreement.

               2.7. The Underwriter represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC.

The Underwriter further represents that it will sell and distribute the Fund shares in accordance with the laws of the State of Indiana and all applicable state and federal securities laws, including without limitation the 1933 Act,

the 1934 Act, and the 1940 Act.

               2.8. The Fund represents that it is lawfully organized and validly existing under the laws of the Commonwealth of Massachusetts and that it does and will comply in all material respects with the 1940 Act.

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               2.9. The Underwriter represents and warrants that the Adviser is and shall remain duly registered in all material respects under all applicable federal and state securities laws and that the Adviser shall perform its obligations for the Fund in compliance in all material respects with the laws of the State of Indiana and any applicable state, and federal securities laws.

               2.10. The Fund and Underwriter represent and warrant that all of their directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage as required currently by Rule 17g-(I) of the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid Bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company. The Fund and the Underwriter agree to make all reasonable efforts to see that this bond or another bond containing these provisions is always in effect, and agree to notify the Company immediately in the event that such coverage no longer applies.

               2.11. The Company represents and warrants that all of its

directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are covered by a blanket fidelity bond or similar coverage for the benefit of the

Fund, and that said bond is issued by a reputable bonding company, includes coverage for larceny and embezzlement, and is in an amount not less than $5 million. The Company agrees to make all reasonable efforts to see that this bond or another bond containing these provisions is always in effect, and agrees to notify the Fund and the Underwriter in the event that such coverage no longer applies.

             ARTICLE III. PROSPECTUSES AND PROXY STATEMENTS; VOTING

               3.1. The Underwriter shall provide the Company with as many printed copies of the Fund's current prospectus and Statement of Additional

Information as the Company -may reasonably request If requested by the Company in lieu thereof, the Fund shall provide camera- ready film containing the

Fund's prospectus and Statement of Additional Information, and such other assistance as is reasonably necessary in order for the Company once each year

(or more frequently if the prospectus and/or Statement of Additional

Information for the Fund is amended during the year) to have the prospectus for the Contracts and the Fund's prospectus printed together in one document, and to have the Statement of Additional Information for the Fund and the Statement

of Additional Information for the Contracts printed together in one document.

Alternatively, the Company may print the Fund's prospectus and/or its Statement of Additional Information in combination with other fund companies'

prospectuses and statements of additional information. Except as provided in the following three sentences, all expenses of printing and distributing Fund prospectuses and Statements of Additional Information shall be the expense of the Company. For prospectuses and Statements of Additional Information provided by the Company to its existing owners of Contracts in order to update disclosure as required by the 1933 Act and/or the 1940 Act, the cost of printing shall be borne by the Fund. If the Company chooses to receive camera-ready film in lieu of receiving printed copies of the Fund's prospectus,

the Fund

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will reimburse the Company in an amount equal to the product of A and B where A is the number of such prospectuses distributed to owners of the Contracts, and

B is the Fund's per unit cost of typesetting and printing the Fund's prospectus. The same procedures shall be followed with respect to the Fund's

Statement of Additional Information.

               The Company agrees to provide the Fund or its designee with such information as may be reasonably requested by the Fund to assure that the

Fund's expenses do not include the cost of printing any prospectuses or

Statements of Additional Information other than those actually distributed to existing owners of the Contracts.

               3.2. The Fund's prospectus shall state that the Statement of

Additional Information for the Fund is available from the Underwriter or the

Company (or in the Fund's discretion, the Prospectus shall state that such

Statement is available from the Fund).

               3.3. The Fund, at its expense, shall provide the Company with copies of its proxy statements, reports to shareholders, and other communications (except for prospectuses and Statements of Additional

Information, which are covered in Section 3. 1) to shareholders in such quantity as the Company shall reasonably require for distributing to Contract owners.

               3.4. If and to the extent required by law the Company shall:

                   (i)   solicit voting instructions from Contract owners;

                   (ii)  vote the Fund shares in accordance with instructions received from Contract owners; and

                   (iii) vote Fund shares for which no instructions have been received in a particular separate account in the same

                         proportion as Fund shares of such portfolio for which

                         instructions have been received in that separate

                         account,

so long as and to the extent that the Securities and Exchange Commission continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. The Company reserves the right to vote Fund shares held in any segregated asset account in its own right, to the extent permitted by law. Participating Insurance Companies shall be responsible for assuring that each of their separate accounts participating in the Fund calculates voting privileges in a manner consistent with the standards set forth on Schedule B attached hereto and incorporated herein by this reference,

which standards will also be provided to the other Participating Insurance

Companies.

               3.5. The Fund will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular the Fund will either provide for annual meetings or comply with Section 16(c) of the 1940 Act

(although the Fund is not one of the trusts described in Section 16(c) of that

Act) as well as with Sections 16(a) and, if and when applicable, 16(b).

Further, the Fund will act in accordance with the Securities and Exchange

Commission's interpretation of the requirements of Section 16(a) with respect to periodic elections of trustees and with whatever rules the Commission may promulgate with respect thereto.

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                   ARTICLE IV. SALES MATERIAL AND INFORMATION

               4.1. The Company shall furnish, or shall cause to be furnished,

to the Fund or its designee, each piece of sales literature or other promotional material in which the Fund or its investment adviser or the

Underwriter is named, at least ten Business Days prior to its use. No such material shall be used if the Fund or its designee reasonably objects to such use within ten Business Days after receipt of such material.

               4.2. The Company shall not give any information or make any representations or statements on behalf of the Fund or concerning the Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for the

Fund shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports or proxy statements for the Fund,

or in sales literature or other promotional material approved by the Fund or its designee or by the Underwriter, except with the permission of the Fund or the Underwriter or the designee of either.

               4.3. The Fund, Underwriter, or its designee shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional. material in which the Company and/or its separate account(s), is named at least ten Business Days prior to its use. No such material shall be used if the Company or its designee reasonably objects to such use within ten Business Days after receipt of such material.

               4.4. The Fund and the Underwriter shall not give any information or make any representations on behalf of the Company or concerning the Company,

each Account, or the Contracts other than the information or representations contained in a registration statement or prospectus for the Contracts, as such registration statement and prospectus may be amended or supplemented from time to time, or in published reports for each Account which are in the public domain or approved by the Company for distribution to Contract owners, or in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company.

               4.5. The Fund will provide to the Company at least one complete copy of all registration statements, prospectuses, Statements of Additional

Information, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Fund or its shares, within

30 days of the filing of such document with the Securities and Exchange

Commission or other regulatory authorities.

               4.6. The Company will provide to the Fund at least one complete copy of all registration statements, prospectuses, Statements of Additional

Information, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no action letters, and all amendments to any of the above, that relate to

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the Contracts or each Account and their investment in the Fund, within 30 days of the filing of such document with the SEC or other regulatory authorities.

               4.7. For purposes of this Article IV, the phrase "sales

literature or other promotional material" includes, but is not limited to, any of the following that refer to the Fund or any affiliate of the Fund:

advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), sales literature (IE., any written communication distributed or made generally available to customers or the public, including brochures,

circulars, research reports, market letters, form letters, seminar texts,

reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and registration statements, prospectuses, Statements of Additional Information,

shareholder reports, and proxy materials and any other material constituting sales literature or advertising under NASD rules, the 1940 Act or the 1933 Act.

                          ARTICLE V. FEES AND EXPENSES

               5.1. The Fund and Underwriter shall pay no fee or other

compensation to the Company under this agreement, except that if the Fund or any Portfolio adopts and implements a plan pursuant to Rule 12b- 1 to finance distribution expenses, then the Underwriter may make payments to the Company or to the underwriter for the Contracts if and in amounts agreed to by the

Underwriter in writing and such payments will be made out of existing fees otherwise payable to the Underwriter, past profits of the Underwriter or other resources available to the Underwriter. No such payments shall be made directly by the Fund. Currently, no such payments are contemplated.

               5.2. All expenses incident to performance by the Fund under this

Agreement shall be paid by the Fund. The Fund shall see to it that all its shares are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent deemed advisable by the Fund, in accordance with applicable state laws prior to their sale. The Fund shall bear the expenses for the cost of registration and qualification of the Fund's shares, preparation and filing of the Fund's prospectus and registration statement, proxy materials and reports, setting the prospectus in type, setting in type and printing the proxy materials and reports to shareholders (including the costs of printing a prospectus that constitutes an annual report), the preparation of all statements and notices required by any federal or state law,

and all taxes on the issuance or transfer of the Fund's shares.

               5.3. The Company shall bear the expenses of distributing the

Fund's prospectus, proxy materials and reports to owners of Contracts issued by the Company.

                           ARTICLE VI. DIVERSIFICATION

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               6.1. The Fund will at all times invest money from the Contracts in such a manner as to ensure that the Contracts will be treated as variable contracts under the Code and the regulations issued thereunder. Without limiting the scope of the foregoing, the Fund will at all times comply with

Section 8 17 (h) of the Code and Treasury Regulation 1.817-5, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications to such Section or

Regulations. In the event of a breach of this Article VI by the Fund, it will take all reasonable steps (a) to notify Company of such breach and (b) to adequately diversify the Fund so as to achieve compliance within the grace period afforded by Regulation 1.817-5.

                        ARTICLE VII. POTENTIAL CONFLICTS

               7.1. The Board will monitor the Fund for the existence of any material irreconcilable conflict between the interests of the contract owners of all separate accounts investing in the Fund. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling,

private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners; or (f) a decision by an insurer to disregard the voting instructions of contract owners. The Board shall promptly inform the

Company if it determines that an irreconcilable material conflict exists and the implications thereof.

               7.2. The Company will report any potential or existing conflicts of which it is aware to the Board. The Company will assist the Board in carrying out its responsibilities under the Shared Funding Exemptive Order, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by the Company to inform the Board whenever contract owner voting instructions are disregarded.

               7.3. If it is determined by a majority of the Board, or a

majority of its disinterested trustees, that a material irreconcilable conflict exists, the Company and other Participating Insurance Companies shall, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested trustees), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (1),

withdrawing the assets allocable to some or all of the separate accounts from the Fund or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Fund, or submitting the question whether such segregation should be implemented to a vote of all affected Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating

Insurance Companies) that votes in favor of such

                                       10

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segregation, or offering to the affected contract owners the option of making such a change; and (2), establishing a new registered management investment company or managed separate account.

               7.4. If a material irreconcilable conflict arises because of a decision by the Company to disregard contract owner voting instructions and that decision represents a minority position or would preclude a majority vote,

the Company may be required, at the Fund's election, to withdraw the affected

Account's investment in the Fund and terminate this Agreement with respect to such Account; provided, however that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board.

Any such withdrawal and termination must take place within six (6) months after the Fund gives written notice that this provision is being implemented, and until the end of that six month period the Underwriter and Fund shall continue to accept and implement orders by the Company for the purchase (and redemption)

of shares of the Fund.

               7.5. If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Company conflicts with the majority of other state regulators, then the Company will withdraw the affected Account's investment in the Fund and terminate this

Agreement with respect to such Account within six months after the Board informs the Company in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Until the end of the foregoing six month period, the Underwriter and Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.

               7.6. For purposes of Sections 7.3 through 7.6 of this Agreement,

a majority of the disinterested members of the Board shall determine whether any proposed action adequately remedies any irreconcilable material conflict but in no event will the Fund be required to establish a new funding medium for the Contracts. The Company shall not be required by Section 7.3 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the irreconcilable material conflict. In the event that the Board determines that any proposed action does not adequately remedy any irreconcilable material conflict, then the Company will withdraw the Accounts investment in the Fund and terminate this Agreement within six (6) months after the Board informs the

Company in writing of the foregoing determination, provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the disinterested members of the Board.

               7.7. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Shared Funding

Exemptive Order, then (a) the Fund and/or the Participating Insurance

Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.4, 3.5, 7. 1,

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7.2, 7.3, 7.4, and 7.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

                          ARTICLE VIII. INDEMNIFICATION

               8.1. INDEMNIFICATION BY THE COMPANY

               8.l(a). 'Me Company agrees to indemnify and hold harmless the

Fund and each trustee of the Board and officers and each person, if any, who controls the Fund within the meaning of Section 15 of the 1933 Act

(collectively, the "Indemnified Parties" for purposes of this Section 8. 1)

against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation

(including reasonable legal and other expenses), to which the Indemnified

Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

                    (i) arise out of or are based upon any untrue statements

               or alleged untrue statements of any material fact contained in the Registration Statement or prospectus for the Contracts or contained in the Contracts or sales literature for the

               Contracts (or any amendment or supplement to any of the

               foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements

               therein not misleading, provided that this agreement to

               indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information

               furnished to the Company by or on behalf of the Fund for use in the Registration Statement or prospectus for the Contracts or in the Contracts or sales literature (or any amendment or

               supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

                    (ii) arise out of or as a result of any untrue

               statements or representations (other than statements or

               representations contained in the Registration Statement,

               prospectus or sales literature of the Fund not supplied by the

               Company, or persons under its control) or willful misfeasance,

               bad faith, or gross negligence of the Company or persons under its control, with respect to the sale or distribution of the

               Contracts or Fund Shares; or

                    (iii) arise out of any untrue statement or alleged

               untrue statement of a material fact contained in a Registration

               Statement, prospectus, or sales literature of the Fund or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was

                                       12


               made in reliance upon information furnished to the Fund by or on behalf of the Company; or

                    (iv) arise as a result of any failure by the Company to

               provide the services and furnish the materials under the terms of this Agreement; or

                    (v) arise out of or result from any material breach of

               any representation and/or warranty made by the Company in this

               Agreement or arise out of or result from any other material breach of this Agreement by the Company, as limited by and in accordance with the provisions of Sections 8. 1 (b) and 8. 1

               (c) hereof.

                    8.1(b). The Company shall not be liable under this

               indemnification provision with respect to any losses, claims,

               damages, liabilities or litigation incurred or assessed

               against an Indemnified Party as such may arise from such

               Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's

               duties or by reason of such Indemnified Party's reckless

               disregard of obligations or duties under this Agreement or to the Fund, whichever is applicable.

                    8.1(c). The Company shall not be liable under this

               indemnification provision with respect to any claim made

               against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnified Party against whom such action is

               brought otherwise than on account of this indemnification

               provision. In case any such, action is brought against the

               Indemnified Parties, the Company shall be entitled to

               participate, at its own expense, in the defense of such

               action. The Company also shall be entitled to assume the

               defense thereof, with counsel satisfactory to the party named in the action. After notice from the Company to such party of the Company's election to assume the defense thereof, the

               Indemnified Party shall bear the fees and expenses of any

               additional counsel retained by it, and the Company will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party

               independently in connection with the defense thereof other than reasonable costs of investigation.

                    8.1(d). The Indemnified Parties will promptly notify

               the Company of the commencement of any litigation or

               proceedings against them in connection with the issuance or sale of the Fund Shares or the Contracts or the operation of the Fund.

               8.2. INDEMNIFICATION BY THE UNDERWRITER

                                       13


               8.2(a). The Underwriter agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act

(collectively, the "Indemnified Parties" for purposes of this Section 8.2)

against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter) or litigation

(including reasonable legal and other expenses) to which the Indemnified

Parties may become subject under any statute, at common law or otherwise,

insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the

Fund's shares or the Contracts and:

                    (i)   arise out of or are based upon any untrue statement or

                          alleged untrue statement of any material fact

                          contained in the Registration Statement or prospectus

                          or sales literature of the Fund (or any amendment or

                          supplement to any of the foregoing), or arise out of

                          or are based upon the omission or the alleged omission

                          to state therein a material fact required to be stated

                          therein or necessary to make the statements therein

                          not misleading, provided that this agreement to

                          indemnify shall not apply as to any Indemnified Party

                          if such statement or omission or such alleged

                          statement or omission was made in reliance upon and in

                          conformity with information furnished to the

                          Underwriter or Fund by or on behalf of the Company for

                          use in the Registration Statement or prospectus for

                          the Fund or in sales literature (or any amendment or

                          supplement) or otherwise for use in connection with

                          the sale of the Contracts or Fund shares; or

                    (ii)  arise out of or as a result of any untrue statements or representations (other than statements or

                          representations contained in the Registration

                          Statement, prospectus or sales literature for the

                          Contracts not supplied by the Underwriter or persons

                          under its control) or willful misfeasance, bad faith,

                          or gross negligence of the Fund, Adviser or

                          Underwriter or persons under their control, with

                          respect to the sale or distribution of the Contracts

                          or Fund shares; or

                    (iii) arise out of any untrue statement or alleged untrue

                          statement of a material fact contained in a

                          Registration Statement, prospectus, or sales

                          literature covering the Contracts, or any amendment

                          thereof or supplement thereto, or the omission or

                          alleged omission to state therein a material fact

                          required to be stated therein or necessary to make

                          the statement or statements therein not misleading,

                          if such statement or omission was made in reliance

                          upon information furnished to the Company by or on

                          behalf of the Fund; or

                    (iv)  arise as a result of any failure by the Fund to

                          provide the services and furnish the materials under

                          the terms of this Agreement (including a failure,

                          whether unintentional or in good faith or otherwise,

                          to comply with the diversification requirements

                          specified in Article VI of this Agreement); or

                                       14


                    (v)   arise out of or result from any material breach of

                          any representation and/or warranty made by the

                          Underwriter in this Agreement or arise out of or

                          result from any other material breach of this

                          Agreement by the Underwriter; as limited by and in

                          accordance with the provisions of Sections 8.2(b) and

                          8.2(c) hereof.

               8.2(b). The Underwriter shall not be liable under this

indemnification provision with respect to any losses, claims, damages,

liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith,

or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to each Company or the Account, whichever is applicable.

               8.2(c). The Underwriter shall not be liable under this

indemnification provision with respect to any claim made against an Indemnified

Party unless such Indemnified Party shall have notified the Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such

Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Underwriter will be entitled to participate, at its own expense, in the defense thereof. The Underwriter also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Underwriter to such party of the Underwriter's election to assume the defense thereof, the Indemnified

Party shall bear the fees and expenses of any additional counsel retained by it, and the Underwriter will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

               8.2(d). The Company agrees promptly to notify the Underwriter of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of each Account.

                        8.3. INDEMNIFICATION BY THE FUND

               8.3(a). The Fund agrees to indemnify and hold harmless the

Company, and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act

(collectively, the "Indemnified Parties" for purposes of this Section 8.3)

against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Fund) or litigation

(including reasonable legal and other expenses) to which the Indemnified

Parties may become subject under any statute, at common law or otherwise,

insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to the operations of the Fund and:

                                       15


                    (i)  arise as a result of any failure by the Fund to

                         provide the services and furnish the materials under

                         the terms of this Agreement (including a failure to

                         comply with the diversification requirements

                         specified in Article VI of this Agreement); or

                    (ii) arise out of or result from any material breach of

                         any representation and/or warranty made by the Fund

                         in this Agreement or arise out of or result from any

                         other material breach of this Agreement by the Fund;

as limited by and in accordance with the provisions of Sections 8.3(b) and

8.3(c) hereof

               8.3(b). The Fund shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Parry's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Company, the Fund, the Underwriter or each Account,

whichever is applicable.

               8.3(c). The Fund shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Fund in writing, within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such

Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Fund of any such claim shall not relieve the Fund from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Fund will be entitled to participate, at its own expense, in the defense thereof. The Fund also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Fund to such party of the Fund's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Fund will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

               8.3(d). The Company and the Underwriter agree promptly to notify the Fund of the commencement of any litigation or proceedings against it or any of its respective officers or directors in connection with this Agreement, the issuance or sale of the Contracts, with respect to the operation of either

Account, or the sale or acquisition of shares of the Fund.

                           ARTICLE IX. APPLICABLE LAW

               9.1. This Agreement shall be construed and the provisions

hereof interpreted under and in accordance with the laws of the Commonwealth of

Massachusetts.

                                       16


               9.2. This Agreement shall be subject to the provisions of the

1933, 1934 and 1940 acts, and the rules and regulations and rulings thereunder,

including such exemptions from those statutes, rules and regulations as the

Securities and Exchange Commission may grant (including, but not limited to,

the Shared Funding Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith.

                             ARTICLE X. TERMINATION

              10.1. This Agreement shall continue in full force and effect until the first to occur of:

              (a)   termination by any party for any reason by six months

                    advance written notice delivered to the other parties; or

              (b)   termination by the Company by written notice to the Fund

                    and the Underwriter with respect to any Portfolio based

                    upon the Company's determination that shares of such

                    Portfolio are not reasonably available to meet the

                    requirements of the Contracts; or

              (c)   termination by the Company by written notice to the Fund

                    and the Underwriter with respect to any Portfolio in the

                    event any of the Portfolio's shares are not registered,

                    issued or sold in accordance with applicable state. and/or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by the Company; or

              (d)   termination by the Company by written notice to the Fund

                    and the Underwriter with respect to any Portfolio in the

                    event that such Portfolio ceases to qualify as a Regulated

                    Investment Company under Subchapter M of the Code or under any successor or similar provision, or if the Company

                    reasonably believes that the Fund may fail to so qualify;

                    or

              (e)   termination by the Company by written notice to the Fund

                    and the Underwriter with respect to any Portfolio in the

                    event that such Portfolio fails to meet the diversification requirements specified in Article VI hereof-, or

              (f)   termination by either the Fund or the Underwriter by

                    written notice to the Company, if either one or both of the

                    Fund or the Underwriter respectively, shall determine, in

                    their sole judgment exercised in good faith, that the

                    Company and/or its affiliated companies has suffered a

                    material adverse change in its business, operations,

                    financial condition or prospects since the date of this

                    Agreement or is the subject of material adverse publicity;

                    or

                                       17


              (g)   termination by the Company by written notice to the Fund

                    and the Underwriter, if the Company shall determine, in its sole judgment exercised in good faith, that either the Fund or the Underwriter has suffered a material adverse change

                    in its business, operations, financial condition or

                    prospects since the date of this Agreement or is the

                    subject of material adverse publicity; or

              (h)   the requisite vote of the Contract owners having an

                    interest in a Portfolio (unless otherwise required by

                    applicable law) and written approval of the Company, to

                    substitute the shares of another investment company for the corresponding shares of a Portfolio in accordance with the terms of the Contracts; or

              (i)   at the option of the Fund, upon institution of formal

                    proceedings against the Company by the NASD, the SEC, the

                    insurance commission of any state or any other regulatory

                    body regarding the Company's duties under this Agreement or related to the sale of the Contracts, the operation of the

                    Account, the administration of the Contracts or the

                    purchase of Fund shares, or an expected or anticipated

                    ruling, judgment or outcome which would, in the Fund's

                    reasonable judgment, materially impair the Company's

                    ability to perform the Company's obligations and duties

                    hereunder; or

              (j)   at the option of the Company, upon institution of formal

                    proceedings against the Fund, the Underwriter, the Fund's

                    investment adviser or any sub-adviser, by the NASD, the

                    SEC, or any state securities or insurance commission or any other regulatory body regarding the duties of the Fund or

                    the Underwriter under this Agreement, or an expected or

                    anticipated ruling, judgment or outcome which would, in the

                    Company's reasonable judgment, materially impair the Fund's or the Underwriter's ability to perform the Fund's or the

                    Underwriter's obligations and duties hereunder; or

             (k)   at the option of the Company, upon institution of formal

                    proceedings against the Fund's investment adviser of any

                    sub-adviser by the NASD, the SEC, or any state securities

                    or insurance commission or any other regulatory body which would, in the good faith opinion of the Company, result in material harm. to the Accounts, the Company or Contract

                    owners.

              10.2. EFFECT OF TERMINATION. Notwithstanding any termination of this Agreement, the Fund and the Underwriter shall at the option of the

Company, continue to make available additional shares of the Fund pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as

"Existing Contracts"). Specifically, without limitation, the owners of the

Existing Contracts shall be permitted to reallocate investments in the Fund,

redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing Contracts. The parties agree that this Section 10.2 shall

                                       18


not apply to any terminations under Article VII and the effect of such Article

VII terminations shall be governed by Article VII of this Agreement.

              10.3. The Company shall not redeem Fund shares attributable to the Contracts (as opposed to Fund shares attributable to the Company's assets held in the Account) except (i) as necessary to implement Contract Owner initiated or approved transactions, or (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application

(hereinafter referred to as a "Legally Required Redemption") or (iii) as permitted by an order of the SEC pursuant to Section 26(b) of the 1940 Act.

Upon request, the Company will promptly furnish to the Fund and the Underwriter the opinion of counsel for the Company (which counsel shall be reasonably satisfactory to the Fund and the Underwriter) to the effect that any redemption pursuant to clause (ii) above is a Legally Required Redemption. Furthermore,

except in cases where permitted under the terms of the Contracts, the Company shall not prevent Contract Owners from allocating payments to a Portfolio that was otherwise available under the Contracts without first giving the Fund or the Underwriter 90 days notice of its intention to do so.

              10.4. Notwithstanding any other provision of this Agreement, each party's obligation under Article VII to indemnify the other parties shall survive termination of this Agreement, to the extent that the events giving rise to the obligation to indemnify the other party occurred prior to the date of termination.

                              ARTICLE XI. NOTICES

               Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

              If to the Fund:

                   82 Devonshire Street

                   Boston, Massachusetts 02109

                   Attention: Treasurer

              If to the Company:

                   Lincoln National Life Insurance Company

                   1300 S. Clinton Street

                   Fort Wayne, Indiana 46802

                   Attention: Kelly D. Clevenger

              If to the Underwriter:

                   82 Devonshire Street

                   Boston, Massachusetts 02109

                   Attention: Treasurer

                           ARTICLE XII. MISCELLANEOUS

                                       19


                12.1. All persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Board, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund.

                12.2. Subject to the requirements of legal process and

regulatory authority, each party here to shall treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential information until such time as it may come into the public domain without the express written consent of the affected party.

                12.3. The captions in this Agreement are included for

convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

                12.4. This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

                12.5. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the

Agreement shall not be affected thereby.

                12.6. Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the

SEC, the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

Notwithstanding the generality of the foregoing, each party hereto further agrees to furnish the Indiana Insurance Commissioner with any non-privileged information or reports in connection with services provided under this

Agreement which such Commissioner may request in order to ascertain whether the insurance operations of the Company are being conducted in a manner consistent with the Indiana Insurance Regulations and any other applicable law or regulations.

                12.7. The rights, remedies and obligations contained in this

Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

                12.8. This Agreement or any of the rights and obligations

hereunder may not be assigned by any party without the prior written consent of all parties hereto; provided, however, that the Underwriter may assign this

Agreement or any rights or obligations hereunder to any affiliate of or company under common control with the Underwriter, if such assignee is duly licensed and registered to perform the obligations of the Underwriter under this

Agreement.

                                       20


                IN WITNESS WHEREOF, each of the parties hereto has caused this

Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

                LINCOLN NATIONAL LIFE INSURANCE COMPANY

                By: /s/ Kelly D. Clevenger

                Name: Kelly D. Clevenger

                Title: Vice President

                VARIABLE INSURANCE PRODUCTS FUND

                By: /s/ J. Gary Burkhead

                Name: J. Gary Burkhead

                Title: Senior Vice President

                FIDELITY DISTRIBUTORS CORPORATION

                By:

                Name: Neal Litvack

                Title: President

                                       21


                                  SCHEDULE A

                  SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS




Name of Separate Account and                                Policy Form Numbers of Contracts Funded

Date Established by Board of Directors                      By Separate Account

--------------------------------------                      -------------------


Lincoln National Variable Annuity                           GAC96-1 11

Separate Account L                                          GAC91-101



                                       22


                               AMENDED SCHEDULE A

                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

        EFFECTIVE MAY 22, 1998 (PURSUANT TO SECTION 1.6 OF THE AGREEMENT)




Name of Separate Account and                                 Policy Form Numbers of Contracts Funded

Date Established by Board of Directors                       By Separate Account

--------------------------------------                       -------------------


Lincoln National Variable Annuity Separate                   GAC96-1 11

Account L                                                    GA.C91-101

Lincoln Life Flexible Premium Variable Life

Account M                                                    LN605/615 (VUL)

Lincoln Life Flexible Premium Variable Life

Account R                                                    SVUL LN650



       IN WITNESS WHEREOF, each of the parties hereto has caused this

Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

              LINCOLN NATIONAL LIFE INSURANCE COMPANY

              By: /s/ Kelly D. Clevenger

              Name: Kelly D. Clevenger

              Title: Vice President

              VARIABLE INSURANCE PRODUCTS FUND

              By: /s/ Robert C. Pozen

              Name: Robert C. Pozen

              Title: Senior Vice President

              FIDELITY DISTRIBUTORS CORPORATION

              By: /s/ Kevin J. Kelly

              Name: Kevin J. Kelly

              Title: Vice President


                                   SCHEDULE B

                             PROXY VOTING PROCEDURE

The following is a list of procedures and corresponding responsibilities for the handling of proxies relating to the Fund by the Underwriter, the Fund and the Company. The defined terms herein shall have the meanings assigned in the

Participation Agreement except that the term "Company" shall also include the department or third party assigned by the Insurance Company to perform the steps delineated below.

1.     The number of proxy proposals is given to the Company by the Underwriter as early as possible before the date set by the Fund for the shareholder meeting to facilitate the establishment of tabulation procedures. At this time the Underwriter will inform the Company of the Record, Mailing and

       Meeting dates. This will be done in writing approximately two months before meeting.

2.     Promptly after the Record Date, the Company will perform a "tape run", or other activity, which will generate the names, addresses and number of units which are attributed to each contractowner/policyholder (the

       "Customer") as of the Record Date. Allowance should be made for account adjustments made after this date that could affect the status of the

       Customers' accounts as of the Record Date.

       Note: The number of proxy statements is determined by the activities described in Step #2. The Company will use its best efforts to call in the number of Customers to Fidelity, as soon as possible, but no later than two weeks after the Record Date.

3.     The Fund's Annual Report no longer needs to be sent to each Customer by the Company either before or together with the Customers' receipt of a proxy statement. Underwriter will provide the last Annual Report to the

       Company pursuant to the terms of Section 3.3 of the Agreement to which this Schedule relates.

4.     The text and format for the Voting Instruction Cards ("Cards" or "Card")

       is provided to the Company by the Fund. The Company, at its expense,

       shall produce and personalize the Voting Instruction Cards. The Legal

       Department of the Underwriter or its affiliate ("Fidelity Legal") must approve the Card before it is printed. Allow approximately 2-4 business days for printing information on the Cards. Information commonly found on the Cards includes:

            a.     name (legal name as found on account registration)

            b.     address

            c.     Fund or account number

            d.     coding to state number of units

            e.     individual Card number for use in tracking and verification of votes (already on Cards as printed by the Fund)

(This and related steps may occur later in the chronological process due to possible uncertainties relating to the proposals.)

                                       23


5.     During), this time, Fidelity Legal will develop, produce, and the Fund will pay for the Notice of Proxy and the Proxy Statement (one document).

       Printed and folded notices and statements will be sent to Company for insertion into envelopes (envelopes and return envelopes are provided and paid for by the Insurance Company). Contents of envelope sent to

       Customers by Company will include:

            a.     Voting Instruction Card(s)

            b.     One proxy notice and statement (one document)

            c.     return envelope (postage pre-paid by Company) addressed to the Company or its tabulation agent

            d.     "urge buckslip" - optional, but recommended. (This is a

                   small, single sheet of paper that requests Customers to vote as quickly as possible and that their vote is important. One copy will be supplied by the Fund.)

            e.     cover letter - optional, supplied by Company and reviewed

                   and approved in advance by Fidelity Legal.

6.     The above contents should be received by the Company approximately 3-5 business days before mail date. Individual in charge at Company reviews and approves the contents of the mailing package to ensure correctness and completeness. Copy of this approval sent to Fidelity Legal.

7.     Package mailed by the Company.

       *     The Fund must allow at least a 15-day solicitation time to the

             Company as the shareowner. (A 5-week period is recommended.)

             Solicitation time is calculated as calendar days from (but NOT including) the meeting, counting backwards.

8.     Collection and tabulation of Cards begins. Tabulation usually takes place in another department or another vendor depending on process used. An often used procedure is to sort Cards on arrival by proposal into vote categories of all yes, no, or mixed replies, and to begin data entry.

       Note: Postmarks are not generally needed. A need for postmark information would be due to an insurance company's internal procedure and has not been required by Fidelity in the past.

9.     Signatures on Card checked against legal name on account registration which was printed on the Card.

       Note: For Example, If the account registration is under "Bertram C.

       Jones, Trustee," then that is the exact legal name to be printed on the

       Card and is the signature needed on the Card.

                                       24


10.    If Cards are mutilated, or for any reason are illegible or are not signed properly, they are considered to be not RECEIVED for purposes of vote tabulation. Any Cards that have "kicked out" (e.g. mutilated, illegible)

       of the procedure are "hand verified," i.e., examined as to why they did not complete the system. Any questions on those Cards are usually remedied individually.

11.    There are various control procedures used to ensure proper tabulation of votes and accuracy of that tabulation. The most prevalent is to sort the

       Cards as they first arrive into categories depending upon their vote; an estimate of how the vote is progressing may then be calculated. If the initial estimates and the actual vote do not coincide, then an internal audit of that vote should occur. This may entail a recount.

12.    The actual tabulation of votes is done in units which is then converted to shares. (It is very important that the Fund receives the tabulations stated in terms of a percentage and the number of shares.) Fidelity Legal must review and approve tabulation format.

13.    Final tabulation in shares is verbally given by the Company to Fidelity

       Legal on the morning of the meeting not later than 10:00 a.m. Boston time. Fidelity Legal may reasonably request an earlier deadline if required to calculate the vote in time for the meeting.

14.    A Certification of Mailing and Authorization to Vote Shares will be required from the Company as well as an original copy of the final vote.

       Fidelity Legal will provide a standard form for each Certification.

15.    The Company will be required to box and archive the Cards received from the Customers. In the event that any vote is challenged or if otherwise necessary for legal, regulatory, or accounting purposes, Fidelity Legal will be permitted reasonable access to such Cards.

16.    All arrangements, approvals and "signing-off 'maybe done orally, but must always be followed up in writing.

                                       25


                                   SCHEDULE C

Other investment companies currently available under variable annuities or variable life insurance issued by the Company:

Dreyfus Stock Index Fund

Dreyfus Variable Investment Fund: Small Cap Portfolio

Twentieth Century's TCI Portfolios, Inc.

       TCI Growth

       TCI Balanced

T. Rowe Price International Series, Inc.

Calvert Responsibly Invested Balanced Portfolio

                                       26


Separate Account:     Lincoln National Variable Annuity Separate Account L

Product(s) Name:      Group Variable Annuity I, II, and III

Funds Available:      Fidelity Investments - Asset Manager

                                             Equity-Income

                                             Growth

                      American Century -     Balanced

                                             Capital Appreciation

                      Dreyfus -              S & P 500 Index

                                             Smallcap

                      Baron -                Asset Fund

                      Calvert                Socially Balanced

                      Janus -                Worldwide

                      Lynch & Mayer -        LN Aggressive Growth

                      Neuberger & Berman -   Partners

                      T. Rowe Price -        International

                      Vantage Global -       LN Social Awareness


Separate Account:     Lincoln Life Flexible Premium Variable Life Account M

Product(s) Name:      Variable Universal Life - VUL I

Funds Available:      Fidelity Investments - Equity-Income

                                             Asset Manager

                                             Investment Grade Bonds

                      AIM -                  Capital Appreciation

                                             Diversified Income

                                             Growth

                                             Value

                      Delaware -             Emerging Markets

                                             Smallcap Value

                                             Trend

                      MFS -                  Emerging Growth

                                             Total Return

                                             Utilities

                      Templeton -            Asset Allocation

                                             International

                                             Stock

                      OpCap -                Global Equity

                                             Managed

                      Bankers Trust -        S&P 500 Index

                      Lincoln Investments -  LN Money Market


Separate Account:     Lincoln Life Flexible Premium Variable Life Account R

Product(s) Name:      Survivorship, Variable Universal Life - SVUL I

Funds Available:      Fidelity Investments - Equity-Income

                                             Asset Manager

                                             Investment Grade Bonds

                      AIM -                  Capital Appreciation

                                             Diversified Income

                                             Growth

                                             Value

                      Delaware -             Emerging Markets

                                             Smallcap Value

                                             Trend

                      MFS -                  Emerging Growth

                                             Total Return

                                             Utilities

                      Templeton -            Asset Allocation

                                             International

                                             Stock

                      OpCap -                Global Equity

                                             Managed

                      Bankers Trust -        S&P 500 Index

                      Lincoln Investments -  LN Money Market


                             PARTICIPATION AGREEMENT

                                      AMONG

                      VARIABLE INSURANCE PRODUCTS FUND II,

                        FIDELITY DISTRIBUTORS CORPORATION

                                       AND

                     LINCOLN NATIONAL LIFE INSURANCE COMPANY

              THIS AGREEMENT, made and entered into as of the Ist day of

September, 1996, by and among LINCOLN NATIONAL LIFE INSURANCE COMPANY,

(hereinafter the "Company"), an Indiana corporation, on its own behalf and on behalf of each segregated asset account of the Company set forth on Schedule A hereto as may be amended from time to time (each such account hereinafter referred to as the "Account"), and the VARIABLE INSURANCE PRODUCTS FUND II, an

unincorporated business trust organized under the laws of the Commonwealth of

Massachusetts (hereinafter the "Fund") and FIDELITY DISTRIBUTORS CORPORATION

(hereinafter the "Underwriter"), a Massachusetts corporation.

              WHEREAS, the Fund engages in business as an open-end management investment company and is available to act as the investment vehicle for separate accounts established for variable life insurance policies and variable annuity contracts (collectively, the "Variable Insurance Products") to be offered by insurance companies which have entered into participation agreements with the Fund and the Underwriter (hereinafter "Participating Insurance

Companies"); and

              WHEREAS, the beneficial interest in the Fund is divided into several series of shares, each representing the interest in a particular managed portfolio of securities and other assets, any one or more of which may be made available under this Agreement, as may be amended from time to time by mutual agreement of the parties hereto (each such series hereinafter referred to as a

"Portfolio"); and

              WHEREAS, the Fund filed with the Securities and Exchange

Commission (the "SEC") a registration statement on Form N- 1 A and the SEC has declared effective said registration statement; and

              WHEREAS, the Fund has obtained an order from the SEC, dated

September 17, 1986 (File No. 812-6422), granting Participating Insurance

Companies and variable annuity and variable life insurance separate accounts exemptions from the provisions of sections 9(a), 13(a), 15(a), and 15(b) of the

Investment Company Act of 1940, as amended, (hereinafter the " 1940

                                        1


Act") and Rules 6e-2(b) (15) and 6e-3(T) (b) (15) thereunder, to the extent necessary to permit shares of the Fund to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies (hereinafter the "Shared Funding Exemptive

Order"); and

              WHEREAS, the Fund is registered as an open-end management

investment company under the 1940 Act and its shares are registered under the

Securities Act of 1933, as amended (hereinafter the " 1933 Act"); and

              WHEREAS, Fidelity Management & Research Company (the "Adviser") is

duly registered as an investment adviser under the federal Investment Advisers

Act of 1940 and any applicable state securities law; and

              WHEREAS, the Company has registered or will register certain variable life insurance and variable annuity contracts under the 1933 Act; and

              WHEREAS, each Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of the Company, on the date shown for such Account on Schedule A hereto, to set aside and invest assets attributable to the aforesaid variable annuity contracts; and

              WHEREAS, the Company has registered or will register each Account as a unit investment trust under the 1940 Act; and

              WHEREAS, the Underwriter is registered as a broker dealer with the

SEC under the Securities Exchange Act of 1934, as amended, (hereinafter the

"1934 Act"), and is a member in good standing of the National Association of

Securities Dealers, Inc. (hereinafter "NASD"); and

              WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in the Portfolios on behalf of each Account to fund certain of the aforesaid variable life and variable annuity contracts and the Underwriter is authorized to sell such shares to unit investmen trusts such as each Account at net asset value;

              NOW, THEREFORE, in consideration of their mutual promises, the

Company, the Fund and the Underwriter agree as follows:

ARTICLE 1. SALE OF FUND SHARES

              1.1. The Underwriter agrees to sell to the Company those shares of the Fund which each Account orders, executing such orders on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the order for the shares of the Fund. For purposes of this Section 1. 1, the

Company shall be the designee of the Fund for receipt of such orders from each

Account and receipt by such designee shall constitute receipt by the Fund;

provided that the

                                        2


Fund receives notice of such order by 9:30 a.m. Boston time on the next following Business Day. "Business Day" shall mean any day on which the New York

Stock Exchange is open for trading and on which the Fund calculates its net asset value pursuant to the rules of the Securities and Exchange Commission.

              1.2. The Fund agrees to make its shares available indefinitely for purchase at the applicable net asset value per share by the Company and its

Accounts on those days on which the Fund calculates its net asset value pursuant to rules of the Securities and Exchange Commission and the Fund shall use reasonable efforts to calculate such net asset value on each day which the New

York Stock Exchange is open for trading. Notwithstanding the foregoing, the

Board of Trustees of the Fund (hereinafter the "Board") may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Portfolio.

              1.3. The Fund and the Underwriter agree that shares of the Fund will be sold only to Participating Insurance Companies and their separate accounts. No shares of any Portfolio will be sold to the general public.

              1.4. The Fund and the Underwriter will not sell Fund shares to any insurance company or separate account unless an agreement containing provisions substantially the same as Articles 1, 111, V, VII and Section 2.5 of Article II

of this Agreement is in effect to govern such sales.

              1.5. The Fund agrees to redeem for cash, on the Company's request,

any fun or fractional shares of the Fund held by the Company, executing such requests on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the request for redemption. For purposes of this

Section 1.5, the Company shall be the designee of the Fund for receipt of requests for redemption from each Account and receipt by such designee shall constitute receipt by the Fund; provided that the Fund receives notice of such request for redemption on the next following Business Day.

              1.6. The Company agrees that purchases and redemptions of

Portfolio shares offered by the then current prospectus of the Fund shall be made in accordance with the provisions of such prospectus. The Company agrees that all net amounts available under the variable annuity contracts with the form number(s) which are listed on Schedule A attached hereto and incorporated herein by this reference, (as such Schedule A may be amended from time to time hereafter by mutual written agreement of all the parties hereto), (the

"Contracts") shall be invested in the Fund, in such other Funds advised by the

Adviser as may be mutually agreed to in writing by the parties hereto, or in the

Company's general account, provided that such amounts may also be invested in investment companies other than the Fund. The Company shall notify the Fund as to which other investment companies are available as investment options under the Contract not later than the time such investment companies are made available to owners of the

                                        3


Contracts. The investment companies available to Contract owners as of the date of this Agreement are as shown on Schedule C.

              1.7. The Company shall pay for Fund shares on the next Business

Day after an order to purchase Fund shares is made in accordance with the provisions of Section 1. 1 hereof. Payment shall be in federal funds transmitted by wire. For purpose of Section 2. 10 and 2. 11, upon receipt by the Fund of the federal funds so wired, such funds shall cease to be the responsibility of the

Company and shall become the responsibility of the Fund.

              1.8. Issuance and transfer of the Fund's shares will be by book entry only. Stock certificates will not be issued to the Company or any Account.

Shares ordered from the Fund will be recorded in an appropriate tide for each

Account or the appropriate subaccount of each Account.

              1.9. The Fund shall furnish same day notice (by wire or telephone,

followed by written confirmation) to the Company of any income, dividends or capital gain distributions payable on the Fund's shares. The Company hereby elects to receive all such income dividends and capital gain distributions as are payable on the Portfolio shares in additional shares of that Portfolio. 'Me

Company reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash. The Fund shall notify the Company of the number of shares so issued as payment of such dividends and distributions.

              1. 10. The Fund shall make the net asset value per share for each

Portfolio available to the Company on a daily basis as soon as reasonably practical after the net asset value per share is calculated (normally by 6:30

p.m. Boston time) and shall use its best efforts to make such net asset value per share available by 7 p.m. Boston time.

ARTICLE 11. REPRESENTATIONS AND WARRANTIES

              2. 1. The Company represents and warrants that the Contracts are or will be registered under the 1933 Act-, that the Contracts will be issued and sold in compliance in all material respects with all applicable Federal and state, laws and that the Company will require of every person distributing the

Contracts that the Contracts be offered and sold in compliance in all material respects with all applicable Federal and state laws. 'Me Company further represents and wan-ants that it is an insurance company duly organized and validly existing under applicable law and that it has legally and validly established each Account, prior to any issuance or sale thereof, as a segregated asset account under Section 27-1-5-1 of the Indiana Insurance Code and has registered or, prior to any issuance or sale of the Contracts, will register each Account as a unit investment trust in accordance with the provisions of the

1940 Act to serve as a segregated investment account for the Contracts.

              2.2. The Fund represents and warrants that Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with the laws of the State of

Indiana and all applicable federal and state securities laws

                                        4


and that the Fund is and shall remain registered under the 1940 Act. The Fund shall amend the Registration Statement for its shares under the 1933 Act and the

1940 Act from time to time as required in order to effect the continuous offering of its shares. The Fund shall register and qualify the shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Fund or the Underwriter.

              2.3. The Fund represents that it is currently qualified as a

Regulated Investment Company under Subchapter M of the Internal Revenue Code of

1986, as amended, (the "Code") and that it will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision)

and that it will notify the Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

              2.4. The Company represents that the Contracts are currently treated as life insurance policies or annuity insurance contracts, under applicable provisions of the Code and that it will make every effort to maintain such treatment and that it will notify the Fund and the Underwriter immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.

              2.5. 'Me Fund currently does not intend to make any payments to finance distribution expenses pursuant to Rule 12b- I under the 1940 Act or otherwise, although it may make such payments in the future. The Fund has adopted a "no fee" or "defensive" Rule 12b- 1 Plan under which it makes no payments for distribution expenses. To the extent that it decides to finance distribution expenses pursuant to Rule 12b- 1, the Fund undertakes to have a board of trustees, a majority of whom are not interested persons of the Fund,

formulate and approve any plan under Rule 12b- I to finance distribution expenses.

              2.6. The Fund makes no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or regulations of the various states except that the Fund represents that the Fund's investment policies, fees and expenses are and shall at all times remain in compliance with the laws of the

State of Indiana and the Fund and the Underwriter represent that their respective operations are and shall at all times remain in material compliance with the laws of the State of Indiana to the extent required to perform this

Agreement.

              2.7. The Underwriter represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC.

The Underwriter further represents that it will sell and distribute the Fund shares in accordance with t he laws of the State of Indiana and all applicable state and federal securities laws, including without limitation the 1933 Act,

the 1934 Act, and the 1940 Act.

              2.8. The Fund represents that it is lawfully organized and validly existing under the laws of the Commonwealth of Massachusetts and that it does and will comply in all material respects with the 1940 Act.

                                        5


              2.9. The Underwriter represents and warrants that the Adviser is and shall remain duly registered in all material respects under all applicable federal and state securities laws and that the Adviser shall perform its obligations for the Fund in compliance in all material respects with the laws of the State of Indiana and any applicable state and federal securities laws.

              2.10. The Fund and Underwriter represent and warrant that all of their directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage as required currently by Rule 17g-(l) of the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid Bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company. The Fund and the Underwriter agree to make all reasonable efforts to see that this bond or another bond containing these provisions is always in effect, and agree to notify the Company immediately in the event that such coverage no longer applies.

              2.11. The Company represents and warrants that all of its

directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are covered by a blanket fidelity bond or similar coverage for the benefit of the

Fund, and that said bond is issued by a reputable bonding company, includes coverage for larceny and embezzlement, and is in an amount not less than $5 million. The Company agrees to make all reasonable efforts to see that this bond or another bond containing these provisions is always in effect, and agrees to notify the Fund and the Underwriter in the event that such coverage no longer applies.

ARTICLE Ill. PROSPECTUSES AND PROXY STATEMENTS: VOTING

              3.1. The Underwriter shall provide the Company with as many printed copies of the Fund's current prospectus and Statement of Additional

Information as the Company may reasonably request. If requested by the Company in lieu thereof, the Fund shall provide cameraready film containing the Fund's prospectus and Statement of Additional Information, and such other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus and/or Statement of Additional Information for the

Fund is amended during the year) to have the prospectus for the Contracts and the Fund's prospectus printed together in one document, and to have the

Statement of Additional Information for the Fund and the Statement of Additional

Information for the Contracts printed together in one document. Alternatively,

the Company may print the Fund's prospectus and/or its Statement of Additional

Information in combination with other fund companies' prospectuses and statements of additional information. Except as provided in the following three sentences, all expenses of printing and distributing Fund prospectuses and

Statements of Additional Information shall be the expense of the Company. For prospectuses and Statements of Additional Information provided by the Company to its existing owners of Contracts in order to update disclosure as required by the 1933 Act and/or the 1940 Act, the cost of printing shall be borne by the

Fund. If the Company chooses to receive camera-ready film in lieu of receiving printed copies of the Fund's prospectus, the Fund

                                        6


will reimburse the Company in an amount equal to the product of A and B where A is the. number of such prospectuses distributed to owners of the Contracts, and

B is the Fund's per unit cost of typesetting and printing the Fund's prospectus.

The same procedures shall be followed with respect to the Fund's Statement of

Additional Information.

              The Company agrees to provide the Fund or its designee with such information as may be reasonably requested by the Fund to assure that the Fund's expenses do not include the cost of printing any prospectuses or Statements of

Additional Information other than those actually distributed to existing owners of the Contracts.

              3.2. The Fund's prospectus shall state that the Statement of

Additional Information for the Fund is available from the Underwriter or the

Company (or in the Fund's discretion, the Prospectus shall state that such

Statement is available from the Fund).

              3.3. The Fund, at its expense, shall provide the Company with copies of its proxy statements, reports to shareholders, and other communications (except for prospectuses and Statements of Additional

Information, which, are covered in Section 3. 1) to shareholders in such quantity as the Company shall reasonably require for distributing to Contract owners.

              3.4. If and to the extent required by law the Company shall:

                     (i)   solicit voting instructions from Contract owners;

                    (ii)   vote the Fund shares in accordance with

                           instructions received from Contract owners; and

                   (iii)   vote Fund shares for which no instructions have

                           been received in a particular separate account in

                           the same proportion as Fund shares of such

                           portfolio for which instructions have been received

                           in that separate account,

so long as and to the extent that the Securities and Exchange Commission continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. The Company reserves the right to vote Fund shares held in any segregated asset account in its own right, to the extent permitted by law. Participating Insurance Companies shall be responsible for assuring that each of their separate accounts participating in the Fund calculates voting privileges in a manner consistent with the standards set forth on Schedule B attached hereto and incorporated herein by this reference, which standards will also be provided to the other Participating Insurance Companies.

              3.5. The Fund will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular the Fund will either provide for annual meetings or comply with Section 16(c) of the 1940 Act (although the

Fund is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, the Fund will act in accordance with the Securities and Exchange Commission's interpretation of the requirements of Section 16(a) with respect to periodic elections of trustees and with whatever rules the Commission may promulgate with respect thereto.

                                        7


                   ARTICLE IV. SALES MATERIAL AND INFORMATION

              4.1. The Company shall furnish, or shall cause to be furnished, to the Fund or its designee, each piece of sales literature or other promotional material in which the Fund or its investment adviser or the Underwriter is named, at least ten Business Days prior to its use. No such material shall be used if the Fund or its designee reasonably objects to such use within ten

Business Days after receipt of such material.

              4.2. The Company shall not give any information or make any representations or statements on behalf of the Fund or concerning the Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for the

Fund shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports or proxy statements for the Fund,

or in sales literature or other promotional material approved by the Fund or its designee or by the Underwriter, except with the permission of the Fund or the

Underwriter or the designee of either.

              4.3. The Fund, Underwriter, or its designee shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company and/or its separate account(s), is named at least ten Business Days prior to its use. No such material shall be used if the Company or its designee reasonably objects to such use within ten Business Days after receipt of such material.

              4.4. The Fund and the Underwriter shall not give any information or make any representations on behalf of the Company or concerning the Company,

each Account, or the Contracts other than the information or representations contained in a registration statement or prospectus for the Contracts, as such registration statement and prospectus may be amended or supplemented from time to time, or in published reports for each Account which are in the public domain or approved by the Company for distribution to Contract owners, or in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company.

              4.5. The Fund will provide to the Company at least one complete copy of all registration statements, prospectuses, Statements of Additional

Information, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Fund or its shares, within 30 days of the filing of such document with the Securities and Exchange Commission or other regulatory authorities.

              4.6. The Company will provide to the Fund at least one complete copy of all registration statements, prospectuses, Statements of Additional

Information, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no action letters, and all amendments to any of the above, that relate to

                                        8


the Contracts or each Account and their investment in the Fund, within 30 days of the filing of such document with the SEC or other regulatory authorities.

              4.7. For purposes of this Article IV, the phrase "sales literature or other promotional material" includes, but is not limited to, any of the following that refer to the Fund or any affiliate of the Fund: advertisements

(such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), sales literature (IE., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and registration statements,

prospectuses, Statements of Additional Information, shareholder reports, and proxy materials and any other material constituting sales literature or advertising under NASD rules, the 1940 Act or the 1933 Act.

                          ARTICLE V. FEES AND EXPENSES

              5.1. The Fund and Underwriter shall pay no fee or other

compensation to the Company under this agreement, except that if the Fund or any

Portfolio adopts and implements a plan pursuant to Rule 12b- I to finance distribution expenses, then the Underwriter may make payments to the Company or to the underwriter for the Contracts if and in amounts agreed to by the

Underwriter in writing and such payments will be made out of existing fees otherwise payable to the Underwriter, past profits of the Underwriter or other resources available to the Underwriter. No such payments shall be made directly by the Fund. Currently, no such payments are contemplated.

              5.2. All expenses incident to performance by the Fund under this

Agreement shall be paid by the Fund. The Fund shall see to it that all its shares are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent deemed advisable by the Fund, in accordance with applicable state laws prior to their sale. The Fund shall bear the expenses for the cost of registration and qualification of the Fund's shares, preparation and filing of the Fund's prospectus and registration statement, proxy materials and reports, setting the prospectus in type, setting in type and printing the proxy materials and reports to shareholders (including the costs of printing a prospectus that constitutes an annual report), the preparation of all statements and notices required by any federal or state law,

and all taxes on the issuance or transfer of the Fund's shares.

              5.3. The Company shall bear the expenses of distributing the

Fund's prospectus, proxy materials and reports to owners of Contracts issued by the Company.

                           ARTICLE VI. DIVERSIFICATION

                                        9


              6.1. The Fund will at all times invest money from the Contracts in such a manner as to ensure that the Contracts will be treated as variable contracts under the Code and the regulations issued thereunder. Without limiting the scope of the foregoing, the Fund will at all times comply with Section

817(h) of the Code and Treasury Regulation 1.817-5, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications to such Section or

Regulations. In the event of a breach of this Article VI by the Fund, it will take all reasonable steps (a) to notify Company of such breach and (b) to adequately diversify the Fund so as to achieve compliance within the grace period afforded by Regulation 1.817-5.

                        ARTICLE VII. POTENTIAL CONFLICTS

              7.1. The Board will monitor the Fund for the existence of any material irreconcilable conflict between the interests of the contract owners of all separate accounts investing in the Fund. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners; or (f) a decision by an insurer to disregard the voting instructions of contract owners. The Board shall promptly inform the Company if it determines that an irreconcilable material conflict exists and the implications thereof.

              7.2. The Company will report any potential or existing conflicts of which it is aware to the Board. The Company will assist the Board in carrying out its responsibilities under the Shared Funding Exemptive Order, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by the

Company to inform the Board whenever contract owner voting instructions are disregarded.

              7.3. If it is determined by a majority of the Board, or a majority of its disinterested trustees, that a material irreconcilable conflict exists,

the Company and other Participating Insurance Companies shall, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested trustees), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (1),

withdrawing the assets allocable to some or all of the separate accounts from the Fund or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Fund, or submitting the question whether such segregation should be implemented to a vote of all affected Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Insurance

Companies) that votes in favor of such

                                       10


segregation, or offering to the affected contract owners the option of making such a change; and (2), establishing a new registered management investment company or managed separate account.

              7.4. If a material irreconcilable conflict arises because of a decision by the Company to disregard contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the

Company may be required, at the Fund's election, to withdraw the affected

Account's investment in the Fund and terminate this Agreement with respect to such Account; provided, however that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Any such withdrawal and termination must take place within six (6) months after the Fund gives written notice that this provision is being implemented, and until the end of that six month period the Underwriter and Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.

              7.5. If a material irreconcilable conflict arises because a particular state, insurance regulator's decision applicable to the Company conflicts with the majority of other state regulators, then the Company will withdraw the affected Account's investment in the Fund and terminate this

Agreement with respect to such Account within six months after the Board informs the Company in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Until the end of the foregoing six month period, the Underwriter and Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.

              7.6. For purposes of Sections 7.3 through 7.6 of this Agreement, a majority of the disinterested members of the Board shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Fund be required to establish a new funding medium for the

Contracts. The Company shall not be required by Section 7.3 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the irreconcilable material conflict. In the event that the Board determines that any proposed action does not adequately remedy any irreconcilable material conflict, then the Company will withdraw the Account's investment in the Fund and terminate this Agreement within six (6) months after the Board informs the

Company in writing of the foregoing determination, provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the disinterested members of the Board.

              7.7. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Shared Funding

Exemptive Order, then (a) the Fund and/or the Participating Insurance Companies,

as appropriate, shall take such steps as may be necessary to comply with Rules

6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.4, 3.5, 7. 1,

                                       11


7.2, 7.3, 7.4, and 7.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

                          ARTICLE VIII. INDEMNIFICATION

              8.1. INDEMNIFICATION BY THE COMPANY

              8.1 (a). The Company agrees to indemnify and hold harmless the

Fund and each trustee of the Board and officers and each person, if any, who controls the Fund within the meaning of Section 15 of the 1933 Act

(collectively, the "Indemnified Parties" for purposes of this Section 8. 1)

against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including reasonable legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise,

insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the

Fund's shares or the Contracts and:

              (i)    arise out of or are based upon any untrue statements or

                     alleged untrue statements of any material fact contained in the Registration Statement or prospectus for the Contracts or contained in the Contracts or sales literature for the

                     Contracts (or any amendment or supplement to any of the

                     foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact

                     required to be stated therein or necessary to make the

                     statements therein not misleading, provided that this

                     agreement to indemnify shall not apply as to any

                     Indemnified Party if such statement or omission or such

                     alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Fund for use in the Registration

                     Statement or prospectus for the Contracts or in the

                     Contracts or sales literature (or any amendment or

                     supplement) or otherwise for use in connection with the

                     sale of the Contracts or Fund shares; or

              (ii)   arise out of or as a result of any untrue statements or

                     representations (other' than statements or representations contained in the Registration Statement, prospectus or

                     sales literature of the Fund not supplied by the Company,

                     or persons under its control) or willful misfeasance, bad

                     faith, or gross negligence of the Company or persons under its control, with respect to the sale or distribution of

                     the Contracts or Fund Shares; or

              (iii)  arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration

                     Statement, prospectus, or sales literature of the Fund or

                     any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact

                     required to be stated therein or necessary to make the

                     statements therein not misleading if such a statement or

                     omission was

                                       12


                     made in reliance upon information furnished to the Fund by or on behalf of the Company; or

              (iv)   arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of

                     this Agreement; or

             (v)    arise out of or result from any material breach of any

                     representation and/or warranty made by the Company in this

                     Agreement or arise out of or result from any other material breach of this Agreement by the Company, as limited by and in accordance with the provisions of Sections 8. 1 (b) and

                     8. 1 (c) hereof.

              8.1 (b). The Company shall not be liable under this

                     indemnification provision with respect to any losses,

                     claims, damages, liabilities or litigation incurred or

                     assessed against an Indemnified Party as such may arise

                     from such Indemnified Party's willful misfeasance, bad

                     faith, or gross negligence in the performance of such

                     Indemnified Party's duties or by reason of such Indemnified

                     Party's reckless disregard of obligations or duties under

                     this Agreement or to the Fund, whichever is applicable.

              8.1 (c). The Company shall not be liable under this

                     indemnification provision with respect to any claim made

                     against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a

                     reasonable time after the summons or other first legal

                     process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such

                     Indemnified Party shall have received notice of such

                     service on any designated agent), but failure to notify the

                     Company of any such claim shall not relieve the Company

                     from any liability which it may have to the Indemnified

                     Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the

                     Company shall be entitled to participate, at its own

                     expense, in the defense of such action. The Company also

                     shall be entitled to assume the defense thereof, with

                     counsel satisfactory to the party named in the action.

                     After notice from the Company to such party of the

                     Company's election to assume the defense thereof, the

                     Indemnified Party shall bear the fees and expenses of any

                     additional counsel retained by it, and the Company will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party

                     independently in connection with the defense thereof other than reasonable costs of investigation.

              8.1 (d). The Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings

                     against them in connection with the issuance or sale of the

                     Fund Shares or the Contracts or the operation of the Fund.

              8.2. INDEMNIFICATION BY THE UNDERWRITER

                                       13


              8.2(a). The Underwriter agrees to indemnify and hold harmless the

Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act

(collectively, the "Indemnified Parties" for purposes of this Section 8.2)

against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter) or litigation

(including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

              (i)    arise out of or are based upon any untrue statement or

                     alleged untrue statement of any material fact contained in the Registration Statement or prospectus or sales

                     literature of the Fund (or any amendment or supplement to

                     any of the foregoing), or arise out of or are based upon

                     the omission or the alleged omission to state therein a

                     material fact required to be stated therein or necessary to make the statements therein not misleading, provided that

                     this agreement to indemnify shall not apply as to any

                     Indemnified Party if such statement or omission or such

                     alleged statement or omission was made in reliance upon and in conformity with information furnished to the Underwriter or Fund by or on behalf of the Company for use in the

                     Registration Statement or prospectus for the Fund or in

                     sales literature (or any amendment or supplement) or

                     otherwise for use in connection with the sale of the

                     Contracts or Fund shares; or

              (ii)   arise out of or as a result of any untrue statements or

                     representations (other than statements or representations

                     contained in the Registration Statement, prospectus or

                     sales literature for the Contracts not supplied by the

                     Underwriter or persons under its control) or willful

                     misfeasance, bad faith, or gross negligence of the Fund,

                     Adviser or Underwriter or persons under their control, with respect to the sale or distribution of the Contracts or

                     Fund shares; or

              (iii)  arise out of any untrue statement or alleged untrue statement of a material fact contained. in a Registration

                     Statement, prospectus, or sales literature covering the

                     Contracts, or any amendment thereof or supplement thereto,

                     or the omission or alleged omission to state therein a

                     material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon

                     information furnished to the Company by or on behalf of the

                     Fund; or

              (iv)   arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this

                     Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification requirements specified in Article VI of this Agreement); or

                                       14


              (v)    arise out of or result from any material breach of any

                     representation and/or warranty made by the Underwriter in

                     this Agreement or arise out of or result from any other

                     material breach of this Agreement by the Underwriter; as

                     limited by and in accordance with the provisions of

                     Sections 8.2(b) and 8.2(c) hereof

              8.2(b). The Underwriter shall not be liable under this

indemnification provision with respect to any losses, claims, damages,

liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to each Company or the Account, whichever is applicable.

              8.2(c). The Underwriter shall not be liable under this

indemnification provision with respect to any claim made against an Indemnified

Party unless such Indemnified Party shall have notified the Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such

Indemnified Party (or, after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Underwriter will be entitled to participate, at its own expense, in the defense thereof. The Underwriter also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Underwriter to such party of the Underwriter's election to assume the defense thereof, the Indemnified

Party shall bear the fees and expenses of any additional counsel retained by it,

and the Underwriter will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

              8.2(d). The Company agrees promptly to notify the Underwriter of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of each Account.

              8.3. INDEMNIFICATION BY THE FUND

             8.3(a). The Fund agrees to indemnify and hold harmless the

Company, and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act

(collectively, the "Indemnified Parties" for purposes of this Section 8.3)

against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Fund) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses,

claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to the operations of the Fund and:

                                       15


              (i)    arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this

                     Agreement (including a failure to comply with the

                     diversification requirements specified in Article VI of

                     this Agreement); or

              (ii)   arise out of or result from any material breach of any

                     representation and/or warranty made by the Fund in this

                     Agreement or arise out of or result from any other material breach of this Agreement by the Fund;

as limited by and in accordance with the provisions of Sections 8.3(b) and

8.3(c) hereof.

              8.3(b). The Fund shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such

Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified

Party's reckless disregard of obligations and duties under this Agreement or to the Company, the Fund, the Underwriter or each Account, whichever is applicable.

              83(c). The Fund shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Fund in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such

Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Fund of any such claim shall not relieve the Fund from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Fund will be entitled to participate, at its own expense, in the defense thereof. The Fund also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Fund to such party of the Fund's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it; and the Fund will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

              8.3(d). The Company and the Underwriter agree promptly to notify the Fund of the commencement of any litigation or proceedings against it or any of its respective officers or directors in connection with this Agreement, the issuance or sale of the Contracts, with respect to the operation of either

Account, or the sale or acquisition of shares of the Fund.

                           ARTICLE IX. APPLICABLE LAW

              9.1. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the Commonwealth of

Massachusetts.

                                       16


              9.2. This Agreement shall be subject to the provisions of the

1933, 1934 and 1940 acts, and the rules and regulations and rulings thereunder,

including such exemptions from those statutes, rules and regulations as the

Securities and Exchange Commission may grant (including, but not limited to, the

Shared Funding Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith.

ARTICLE X. TERMINATION

              10.1. This Agreement shall continue in full force and effect until the first to occur of:

              (a)    termination by any party for any reason by six months

                     advance written notice delivered to the other parties; or

              (b)    termination by the Company by written notice to the Fund

                     and the Underwriter with respect to any Portfolio based

                     upon the Company's determination that shares of such

                     Portfolio are not reasonably available to meet the

                     requirements of the Contracts; or

              (c)    termination by the Company by written notice to the Fund

                     and the Underwriter with respect to any Portfolio in the

                     event any of the Portfolio's shares are not registered,

                     issued or sold in accordance with applicable state and/or

                     federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by the Company; or

              (d)    termination by the Company by written notice to the Fund

                     and the Underwriter with respect to any Portfolio in the

                     event that such Portfolio ceases to qualify as a Regulated

                     Investment Company under Subchapter M of the Code or under any successor or similar provision, or if the Company

                     reasonably believes that the Fund may fail to so qualify;

                     or

              (e)    termination by the Company by written notice to the Fund

                     and the Underwriter with respect to any Portfolio in the

                     event that such Portfolio fails to meet the diversification requirements specified in Article VI hereof, or

              (f)    termination by either the Fund or the Underwriter by

                     written notice to the Company, if either one or both of the

                     Fund or the Underwriter respectively, shall determine, in

                     their sole judgment exercised in good faith, that the

                     Company and/or its affiliated companies has suffered a

                     material adverse change in its business, operations,

                     financial condition or prospects since the date of this

                     Agreement or is the subject of material adverse publicity;

                     or

                                       17


              (g)    termination by the Company by written notice to the Fund

                     and the Underwriter, if the Company shall determine, in its sole judgment exercised in good faith, that either the Fund or the Underwriter has suffered a material adverse change

                    in its business, operations, financial condition or

                     prospects since the date of this Agreement or is the

                     subject of material adverse publicity; or

              (h)    the requisite vote of the Contract owners having an

                     interest in a Portfolio (unless otherwise required by

                     applicable law) and written approval of the Company, to

                     substitute the shares of another investment company for the corresponding shares of a Portfolio in accordance with the terms of the Contracts; or

              (i)    at the option of the Fund, upon institution of formal

                     proceedings against the Company by the NASD, the SEC, the

                     insurance commission of any state or any other regulatory

                     body regarding the Company's duties under this Agreement or related to the sale of the Contracts, the operation of the

                     Account, the administration of the Contracts or the

                     purchase of Fund shares, or an expected or anticipated

                     ruling, judgment or outcome which would, in the Fund's

                     reasonable judgment, materially impair the Company's

                     ability to perform the Company's obligations and duties

                     hereunder; or

              (j)    at the option of the Company, upon institution of formal

                     proceedings against the Fund, the Underwriter, the Fund's

                     investment adviser or any sub-adviser, by the NASD, the

                     SEC, or any state securities or insurance commission or any other regulatory body regarding the duties of the Fund or

                     the Underwriter under this Agreement, or an expected or

                     anticipated ruling, judgment or outcome which would, in the

                     Company's reasonable judgment, materially impair the Fund's or the Underwriter's ability to perform the Fund's or the

                     Underwriter's obligations and duties hereunder; or

              (k)    at the option of the Company, upon institution of formal

                     proceedings against the Fund's investment adviser of any

                     sub-adviser by the NASD, the SEC, or any state securities

                     or insurance commission or any other regulatory body which would, in the good faith opinion of the Company, result in material harm to the Accounts, the Company or Contract

                     owners.

              10.2. EFFECT OF Termination. Notwithstanding any termination of this Agreement, the Fund and the Underwriter shall at the option of the Company,

continue to make available additional shares of the Fund pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing

Contracts"). Specifically, without limitation, the owners of the Existing

Contracts shall be permitted to reallocate investments in the Fund, redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing Contracts. The parties agree that this

Section 10.2 shall

                                       18


not apply to any terminations under Article VII and the effect of such Article

VII terminations shall be governed by Article VII of this Agreement

              10.3 The Company shall not redeem Fund shares attributable to the

Contracts (as opposed to Fund shares attributable to the Company's assets held in the Account) except (i) as necessary to implement Contract Owner initiated or approved transactions, or (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application

(hereinafter referred to as a "Legally Required Redemption") or (iii) as permitted by an order of the SEC pursuant to Section 26(b) of the 1940 Act. Upon request, the Company will promptly furnish to the Fund and the Underwriter the opinion of counsel for the Company (which counsel shall be reasonably satisfactory to the Fund and the Underwriter) to the effect that any redemption pursuant to clause (ii) above is a Legally Required Redemption. Furthermore,

except in cases where permitted under the terms of the Contracts, the Company shall not prevent Contract Owners from allocating payments to a Portfolio that was otherwise available under the Contracts without first giving the Fund or the

Underwriter 90 days notice of its intention to do so.

              10.4 Notwithstanding any other provision of this Agreement, each party's obligation under Article VII to indemnify the other parties shall survive termination of this Agreement, to the extent that the events giving rise to the obligation to indemnify the other party occurred prior to the date of termination.

                              ARTICLE XI. NOTICES

              Any notice -shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

              If to the Fund:

                     82 Devonshire Street

                     Boston, Massachusetts 02109

                     Attention: Treasurer

              If to the Company:

                     Lincoln National Life Insurance Company

                     1300 S. Clinton Street

                     Fort Wayne, Indiana 46802

                     Attention: Kelly D. Clevenger

              If to the Underwriter:

                     82 Devonshire Street

                     Boston, Massachusetts 02109

                     Attention: Treasurer

                           ARTICLE X11. MISCELLANEOUS

                                       19


              12.1 All persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Board, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund.

              12.2 Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential information until such time as it may come into the public domain without the express written consent of the affected party.

              12.3 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

              12.4 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

              12.5 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the

Agreement shall not be affected thereby.

              12.6 Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC,

the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

Notwithstanding the generality of the foregoing, each party hereto further agrees to furnish the Indiana Insurance Commissioner with any non-privileged information or reports in connection with services provided under this Agreement which such Commissioner may request in order to ascertain whether the insurance operations of the Company are being conducted in a manner consistent with the

Indiana Insurance Regulations and any other applicable law or regulations.

              12.7 The rights, remedies and obligations contained in this

Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

              12.8. This Agreement or any of the rights and obligations

hereunder may not be assigned by any party without the prior written consent of all parties hereto; provided, however, that the Underwriter may assign this

Agreement or any rights or obligations hereunder to any affiliate of or company under common control with the Underwriter, if such assignee is duly licensed and registered to perform the obligations of the Underwriter under this Agreement

                                       20


              IN WITNESS WHEREOF, each of the parties hereto has caused this

Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

              LINCOLN NATIONAL LIFE INSURANCE COMPANY

              By: /s/ Kelly D. Clevenger

              Name: Kelly D. Clevenger

              Title: Vice President

              VARIABLE INSURANCE PRODUCTS FUND II

              By: /s/ J. Gary Burkhead

              Name: J. Gary Burkhead

              Title: Senior Vice President

              FIDELITY DISTRIBUTORS CORPORATION

              By: /s/ Neal Litvak

              Name: Neal Litvak

              Title: President

                                       21


                                   SCHEDULE A

                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS




Name of Separate Account and                      Policy Form Numbers of Contracts Funded

Date Established by Board of Directors            By Separate Account

--------------------------------------            -------------------


Lincoln National Variable Annuity                 GAC96-111

Separate Account L                                GAC91-101



                                       22


                               AMENDED SCHEDULE A

                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

        EFFECTIVE MAY 22, 1998 (PURSUANT TO SECTION 1.6 OF THE AGREEMENT)




Name of Separate Account and                      Policy Form Numbers of Contracts Funded

Date Established by Board of Directors            By Separate Account

--------------------------------------            -------------------


Lincoln National Variable Annuity Separate        GAC96-111

Account L                                         GAC91-101

Lincoln Life Flexible Premium Variable Life

Account M                                         LN605/615 (VUL)

Lincoln Life Flexible Premium Variable Life

Account R                                         SVUL LN650



       IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

              LINCOLN NATIONAL LIFE INSURANCE COMPANY

              By: /s/ Kelly D. Clevenger

              Name: Kelly D. Clevenger

              Title: Vice President

              VARIABLE INSURANCE PRODUCTS

              By: /s/ Robert C. Pozen

              Name: Robert C. Pozen

              Title: Senior Vice President

              FIDELITY DISTRIBUTORS CORPORATION

              By: /s/ Kevin J. Kelly

              Name: Kevin J. Kelly

              Title: Vice President


                                   SCHEDULE B

                             PROXY VOTING PROCEDURE

The following is a list of procedures and corresponding responsibilities for the handling of proxies relating to the Fund by the Underwriter, the Fund and the

Company. The defined terms herein shall have the meanings assigned in the

Participation Agreement except that the TERM "Company" shall also include the department or third party assigned by the Insurance Company to perform the steps delineated below.

I      The number of proxy proposals is given to the Company by the Underwriter as early as possible before the date set by the Fund for the shareholder meeting to facilitate the establishment of tabulation procedures. At this time the Underwriter will inform the Company of the Record, Mailing and

       Meeting dates. This will be done in writing approximately two months before meeting.

2.     Promptly after the Record Date, the Company will perform a "tape run", or other activity, which will generate the names, addresses and number of units which are attributed to each contractowner/policyholder (the

       "Customer.") as of the Record Date. Allowance should be made for account adjustments made after this date that could affect the status of the

       Customers' accounts as of the Record Date.

       Note: The number of proxy statements is determined by the activities described in Step #2. The Company will use its best efforts to call in the number of Customers to Fidelity, as soon as possible, but no later than two weeks after the Record Date.

3.     The Fund's Annual Report no longer needs to be sent to each Customer by the Company either before or together with the Customers' receipt of a proxy statement. Underwriter will provide the last Annual Report to the

       Company pursuant to the terms of Section 3.3 of the Agreement to which this Schedule relates.

4.     The text and format for the Voting Instruction Cards ("Cards" or "Card")

       is provided to the Company by the Fund. The Company, at its expense,

       shall produce and personalize the Voting Instruction Cards. The Legal

       Department of the Underwriter or its affiliate ("Fidelity Legal") must approve the Card before it is printed. Allow approximately 2-4 business days for printing information on the Cards. Information commonly found on the Cards includes:

              a. name (legal name as found on account registration)

              b. address

              c. Fund or account number

              d. coding to state number of units

              e. individual Card number for use in tracking and verification of votes (already on Cards as printed by the Fund)

(This and related steps may occur later in the chronological process due to possible uncertainties relating to the proposals.)

                                       23


5.     During this time, Fidelity Legal will develop, produce, and the Fund will pay for the Notice of Proxy and the Proxy Statement (one document).

       Printed and folded notices and statements will be sent to Company for insertion into envelopes (envelopes and return envelopes are provided and paid for by the Insurance Company). Contents of envelope sent to

       Customers by Company will include:

              a. Voting Instruction Card(s)

              b. One proxy notice and statement (one document)

              c. return envelope (postage pre-paid by Company) addressed to the

                 Company or its tabulation agent

              d. "urge buckslip" - optional, but recommended. (This is a small,

                 single sheet of paper that requests Customers to vote as

                 quickly as possible and that their vote is important. One copy will be supplied by the Fund.)

              e. cover letter - optional, supplied by Company and reviewed and approved in advance by Fidelity Legal.

6.     The above contents should be received by the Company approximately 3-5 business days before mail date. Individual in charge at Company reviews and approves the contents of the mailing package to ensure correctness and completeness. Copy of this approval sent to Fidelity Legal.

7.     Package mailed by the Company.

       *      The Fund must allow at least a 15-day solicitation time to the

              Company as the shareowner. (A 5-week period is recommended.)

              Solicitation time is calculated as calendar days from (but NOT including) the meeting, counting backwards.

8.     Collection and tabulation of Cards begins. Tabulation usually takes place in another department or another vendor depending on process used. An often used procedure is to sort Cards on arrival by proposal into vote categories of all yes, no, or mixed replies, and to begin data entry.

       Note: Postmarks are not generally needed. A need for postmark information would be due to an insurance company's internal procedure and has not been required by Fidelity in the past.

9.     Signatures on Card checked against legal name on account registration which was printed on the Card.

       Note: For Example, If the account registration is under "Bertram C.

       Jones, Trustee," then that is the exact legal name to be printed on the

       Card and is the signature needed on the Card.

                                       24


10.    If Cards are mutilated, or for any reason are illegible or are not signed properly, they are considered to be NOT RECEIVED for purposes of vote tabulation. Any Cards that have "kicked out" (e.g. mutilated, illegible)

       of the procedure are "hand verified," i.e., examined as to why they did not complete the system. Any questions on those Cards are usually remedied individually.

11.    There are various control procedures used to ensure proper tabulation of votes and accuracy of that tabulation. The most prevalent is to sort the

       Cards as they first arrive into categories depending upon their vote; an estimate of how the vote is progressing may then be calculated. If the initial estimates and the actual vote do not coincide, then an internal audit of that vote should occur. This may entail a recount.

12.    The actual tabulation of votes is done in units which is then converted to shares. (It is very important that the Fund receives the tabulations stated in terms of a percentage and the number of shares.) Fidelity Legal must review and approve tabulation format.

13.    Final tabulation in shares is verbally given by the Company to Fidelity

       Legal on the morning of the meeting not later than 10:00 a.m. Boston time. Fidelity Legal may reasonably request an earlier deadline if required to calculate the vote in time for the meeting.

14.    A Certification of Mailing and Authorization to Vote Shares will be required from the Company as well as an original copy of the final vote.

       Fidelity Legal win provide a standard form for each Certification.

15.    The Company will be required to box and archive the Cards received from the Customers. In the event that any vote is challenged or if otherwise necessary for legal, regulatory, or accounting purposes, Fidelity Legal will be permitted reasonable access to such Cards.

16.    All arrangements, approvals and "signing-off 'maybe done orally, but must always be followed up in writing.

                                       25


                                   SCHEDULE C

Other investment companies currently available under variable annuities or variable life insurance issued by the Company:

Dreyfus Stock Index Fund

Dreyfus Variable Investment Fund: Small Cap Portfolio

Twentieth Century's TCI Portfolios, Inc.

       TCI Growth

      TCI Balanced

T. Rowe Price International Series, Inc.

Calvert Responsibly Invested Balanced Portfolio

                                       26


Separate Account: Lincoln National Variable Annuity Separate Account L

Product(s) Name:     Group Variable Annuity 1, 11, and III

Funds Available:     Fidelity Investments - Asset Manager

                                            Equity-Income

                                            Growth

                     American Century -     Balanced

                                            Capital Appreciation

                     Dreyfus -              S & P 500 Index

                                            Smallcap

                     Baron -                Asset Fund

                     Calvert                Socially Balanced

                     Janus -                Worldwide

                     Lynch & Mayer -        LN Aggressive Growth

                     Neuberger & Berman -   Partners

                     T. Rowe Price -        International

                     Vantage Global -       LN Social Awareness


Separate Account:    Lincoln Life Flexible Premium Variable Life Account M

Product(s) Name:     Variable Universal Life - VUL I

Funds Available:     Fidelity Investments - Equity-Income

                                            Asset Manager

                                            Investment Grade Bonds

                     AIM -                  Capital Appreciation

                                            Diversified Income

                                            Growth

                                            Value

                     Delaware -             Emerging Markets

                                            Smallcap Value

                                            Trend

                     MFS -                  Emerging Growth

                                            Total Return

                                            Utilities

                     Templeton -            Asset Allocation

                                            International

                                            Stock

                     OpCap -                Global Equity

                                            Managed

                     Bankers Trust -        S&P 500 Index

                     Lincoln Investments -  LN Money Market


Separate Account:    Lincoln Life Flexible Premium Variable Life Account R

Product(s) Name:     Survivorship Variable Universal Life - SVUL I

Funds Available:     Fidelity Investments - Equity-Income

                                            Asset Manager

                                            Investment Grade Bonds

                     AIM -                  Capital Appreciation

                                            Diversified Income

                                            Growth

                                            Value

                     Delaware -             Emerging Markets

                                            Smallcap Value

                                            Trend

                     MFS -                  Emerging Growth

                                            Total Return

                                            Utilities

                     Templeton -            Asset Allocation

                                            International

                                            Stock

                     OpCap -                Global Equity

                                            Managed

                     Bankers Trust -        S&P 500 Index

                     Lincoln Investments -  LN Money Market


                               AMENDED SCHEDULE A

                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

         EFFECTIVE MAY 1, 1999 (PURSUANT TO SECTION 1.6 OF THE AGREEMENT




Name of Separate Account and                          Policy Form Numbers of Contracts

Date Established by Board of Directors               Funded By Separate Account               Fidelity Fund (Class)


Lincoln National Variable Annuity Account C           18829, 25982RSC, 28645 0697              Contrafund - Service

Lincoln National Variable Annuity Separate            GAC96-1 11                               Asset Manager - Initial

Account L                                             GAC9 1 -101

Lincoln Life Flexible Premium Variable Life           LN605/615 (VUL)                          Asset Manager - Initial

Account M                                             LN 605/660                               Investment Grade Bond-Initial

Class

                                                                                               Contrafund - Service Class

Lincoln Life Variable Annuity Account Q               28883,28884,28890,28867,                 Contrafund - Service Class

                                                      28868,28891,28903

Lincoln Life Flexible Premium Variable Life           SVUL LN650                               Investment Grade Bond-Initial

Class

Account R                                                                                      Asset Manager - Initial Class

                                                                                               Contrafund - Service Class

Lincoln Life Flexible Premium Variable Life           LN920/921                                Contrafund - Service

Account S                                                                                      Asset Manager - Service Class

Lincoln National Life Insurance Company               19476                                    Contrafund - Service Class

Separate Account 35




         IN WITNESS WHEREOF, each of the parties hereto has caused this

Agreement to be executed in its name and on its behalf by it its seal to be hereunder affixed hereto as of the date specified below.

Date                                   LINCOLN NATIONAL LIFE INSURANCE COMPANY

                                       By: /s/ Kelly D. Clevenger

                                       Name: Kelly D. Clevenger

                                       Title: Vice President

Date 5/3/99                            VARIABLE INSURANCE TRODUCTS FU S

                                       By: /s/ Robert C. Pozen

                                       Name: Robert C. Pozen

                                       Title: Senior Vice President

Date 5/7/99                            FIDELITY DISTRIBUTION

                                       By: /s/ Kevin J. Kelly

                                       Name: Kevin J. Kelly

                                       Title: Vice President


                             Amendment to Schedule C

                              Effective May 1, 1999

Other investment companies currently available under the separate account listed in Amended Schedule A:

AIM, American Century, Bankers Trust, Baron, Calvert, Delaware, Dreyfus, Janus,

Kemper, Liberty, Lincoln National, MFS, Neuberger Berman, OpCap, Oppenhiemer, T.

Rowe Price, Templeton

          IN WITNESS WHEREOF, each of the parties hereto has caused this

Agreement to be executed In its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

Date                                   LINCOLN NATIONAL LIFE INSURANCE COMPANY

                                       By:

                                       Name:-

                                       Title:

Date                                   VARIABLE INSURANCE PRODUCTS FUND 11

                                       By:

                                       Name:-

                                       Title:

Date                                   FIDELITY DISTRIBUTORS CORPORATION

                                       By:

                                       Name:

                                       Title:


                               AMENDED SCHEDULE A

                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

      EFFECTIVE OCTOBER 15, 1999 (PURSUANT TO SECTION 1.6 OF THE AGREEMENT)




Name of Separate Account and                          Policy Form Numbers of Contracts

Date Established by Board of Directors                    Funded By Separate Account           Fidelity Fund (Class)

--------------------------------------                --------------------------------         ---------------------


Lincoln National Variable Annuity Account C           18829, 25982RSC, 28645 0697              Contrafund - Service Class

Lincoln National Variable Annuity Separate            GAC96-111                                Asset Manager - Initial Class

Account L                                             GAC91-101

Lincoln Life Flexible Premium Variable Life           LN605/615 (VUL)                          Asset Manager - Initial Class

Account M                                             LN 605/660                               Investment Grade Bond - Initial Class

                                                                                               Contrafund - Service Class

                                                      LN680                                    Contrafund - Service Class

Lincoln Life Variable Annuity Account Q               28883, 28884, 28890, 28867,              Contrafund - Service Class

                                                      28868, 28891, 28903

Lincoln Life Flexible Premium Variable Life           SVUL LN650                               Investment Grade Bond - Initial Class

Account R                                                                                      Asset Manager - Initial Class

                                                                                               Contrafund - Service Class

Lincoln Life Flexible Premium Variable Life           LN920/921                                Contrafund - Service Class

Account S                                                                                      Asset Manager - Service Class

Lincoln National Life Insurance Company               19476                                    Contrafund - Service Class

Separate Account 35




          IN WITNESS WHEREOF, each of the parties hereto has caused this

Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

Date                                   LINCOLN NATIONAL LIFE INSURANCE COMPANY

    ---------------------

                                       By:

                                                  ------------------------

                                       Name:      Steven M. Kluever

                                                  ------------------------

                                       Title:     Second Vice President

                                                  ------------------------

Date                                   VARIABLE INSURANCE PRODUCTS FUNDS II

    ---------------------

                                       By:

                                                  ------------------------

                                       Name:

                                                  ------------------------

                                       Title:

                                                  ------------------------

Date                                   FIDELITY DISTRIBUTORS CORPORATION

    ---------------------

                                       By:

                                                  ------------------------

                                       Name:

                                                  ------------------------

                                       Title:

                                                  ------------------------


                             PARTICIPATION AGREEMENT

                                      Among

                      VARIABLE INSURANCE PRODUCTS FUND 111,

                        FIDELITY DISTRIBUTORS CORPORATION

                                       and

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

              THIS AGREEMENT, made and entered into as of the ____ day of

October, 1998 by and among THE LINCOLN NATIONAL LIFE INSURANCE COMPANY,

(hereinafter the "Company"), an Indiana corporation, on its own behalf and on behalf of each segregated asset account of the Company set forth on Schedule A hereto as may be amended from time to time (each such account hereinafter referred to as the "Account"), and the VARIABLE INSURANCE PRODUCTS FUND III, an

unincorporated business trust organized under the laws of the Commonwealth of

Massachusetts (hereinafter the "Fund") and FIDELITY DISTRIBUTORS CORPORATION

(hereinafter the "Underwriter"), a Massachusetts corporation.

              WHEREAS, the Fund engages in business as an open-end management investment company and is available to act as the investment vehicle for separate accounts established for variable life insurance policies and variable annuity contracts (collectively, the "Variable Insurance Products") to be offered by insurance companies which have entered into participation agreements with the Fund and the Underwriter (hereinafter "Participating Insurance

Companies"); and

              WHEREAS, the beneficial interest in the Fund is divided into several series of shares, each representing the interest in a particular managed portfolio of securities and other assets, any one or more of which may be made available under this Agreement, as may be amended from time to time by mutual agreement of the parties hereto (each such series hereinafter referred to as a

"Portfolio"); and

              WHEREAS, the Fund has obtained an order from the Securities and

Exchange Commission, dated September 17, 1986 (File No. 812-6422), granting

Participating Insurance Companies and variable annuity and variable life insurance separate accounts exemptions from the provisions of sections 9(a),

13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended,

(hereinafter the "1940 Act") and Rules 6e-2(b) (15) and 6e-3(T) (b) (15)

thereunder, to the extent necessary to permit

                                        1


shares of the Fund to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies (hereinafter the "Shared Funding Exemptive Order"); and

              WHEREAS, the Fund is registered as an open-end management

investment company under the 1940 Act and its shares are registered under the

Securities Act of 1933, as amended (hereinafter the " 1933 Act"); and

              WHEREAS, Fidelity Management & Research Company (the "Adviser")

is duly registered as an investment adviser under the federal Investment

Advisers Act of 1940; and

              WHEREAS, the Company has registered or will register certain variable life insurance and variable annuity contracts under the 1933 Act; and

              WHEREAS, each Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of the Company, on the date shown for such Account on Schedule A hereto, to set aside and invest assets attributable to the aforesaid variable annuity contracts; and

              WHEREAS, the Company has registered or will register each Account as a unit investment trust under the 1940 Act; and

              WHEREAS, the Underwriter is registered as a broker dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended, (hereinafter the " 1934 Act"), and is a member in good standing of the National Association of Securities Dealers, Inc. (hereinafter

"NASD"); and

              WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in the Portfolios on behalf of each Account to fund certain of the aforesaid variable life insurance and variable annuity contracts and the Underwriter is authorized to sell such shares to unit investment trusts such as each Account at net asset value;

              NOW, THEREFORE, in consideration of their mutual promises, the

Company, the Fund and the Underwriter agree as follows:

ARTICLE 1. SALE OF FUND SHARES

              1.1. The Underwriter agrees to sell to the Company those shares of the Fund which each Account orders, executing such orders on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the order for the shares of the Fund. For purposes of this Section 1. 1, the

Company shall be the designee of the Fund for receipt of such orders from each

Account and receipt by such designee shall

                                        2


constitute receipt by the Fund; provided that the Fund receives notice of such order by 9:00 a.m. Boston time on the next following Business Day. "Business

Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates its net asset value pursuant to the rules of the Securities and Exchange Commission.

              1.2. The Fund agrees to make its shares available indefinitely for purchase at the applicable net asset value per share by the Company and its

Accounts on those days on which the Fund calculates its net asset value pursuant to rules of the Securities and Exchange Commission and the Fund shall use reasonable efforts to calculate such net asset value on each day which the New

York Stock Exchange is open for trading. Notwithstanding the foregoing, the

Board of Trustees of the Fund (hereinafter the "Board") may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Portfolio.

              1.3. The Fund and the Underwriter agree that shares of the Fund will be sold only to Participating Insurance Companies and their separate accounts. No shares of any Portfolio will be sold to the general public.

              1.4. The Fund and the Underwriter will not sell Fund shares to any insurance company or separate account unless an agreement containing provisions substantially the same as Articles I, III, V, VII and Section 2.5 of Article 11

of this Agreement is in effect to govern such sales.

              1.5. The Fund agrees to redeem for cash, on the Company's request,

any full or fractional shares of the Fund held by the Company, executing such requests on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the request for redemption. For purposes of this

Section 1.5, the Company shall be the designee of the Fund for receipt of requests for redemption from each Account and receipt by such designee shall constitute receipt by the Fund; provided that the Fund receives notice of such request for redemption on the next following Business Day.

              1.6. The Company agrees that purchases and redemptions of

Portfolio shares offered by the then current prospectus of the Fund shall be made in accordance with the provisions of such prospectus. The Company agrees that all net amounts available under the variable life insurance or variable annuity contracts with the form number(s) which are listed on Schedule A attached hereto and incorporated herein by this reference, as such Schedule A may be amended from time to time hereafter by mutual written agreement of all the parties hereto, (the "Contracts") shall be invested in the Fund, in such other Funds advised by the Adviser as may be mutually agreed to in writing by the parties hereto, or in the Company's general account, provided that such amounts may also be invested in one or more investment companies other than the

Fund.

                                        3


              1.7. The Company shall pay for Fund shares on the next Business

Day after an order to purchase Fund shares is made in accordance with the provisions of Section 1.1 hereof. Payment shall be in federal funds transmitted by wire. For purpose of Section 2. 10 and 2.11, upon receipt by the Fund of the federal funds so wired, such funds shall cease to be the responsibility of the

Company and shall become the responsibility of the Fund.

              1.8. Issuance and transfer of the Fund's shares will be by book entry only. Stock certificates will not be issued to the Company or any Account.

Shares ordered from the Fund will be recorded in an appropriate title for each

Account or the appropriate subaccount of each Account.

              1.9. The Fund shall furnish same day notice (by wire or telephone,

followed by written confirmation) to the Company of any income, dividends or capital gain distributions payable on the Fund's shares. The Company hereby elects to receive all such income dividends and capital gain distributions as are payable on the Portfolio shares in additional shares of that Portfolio. The

Company reserves the night to revoke this election and to receive all such income dividends and capital gain distributions in cash. The Fund shall notify the Company of the number of shares so issued as payment of such dividends and distributions.

              1.10. The Fund shall make the net asset value per share for each

Portfolio available to the Company or its designee on a daily basis as soon as reasonably practical after the net asset value per share is calculated (normally by 6:30 p.m. Boston time) and shall use its best efforts to make such net asset value per share available by 7 p.m. Boston time.

                   ARTICLE 11. REPRESENTATIONS AND WARRANTIES

              2.1. The Company represents and warrants that the Contracts are or will be registered under the 1933 Act unless an exemption from registration is available and an opinion of counsel to that effect shall have been furnished to the Fund; that the Contracts will be issued and sold in compliance in all material respects with all applicable Federal and State laws. The Company further represents and warrants that it is an insurance company duly organized and validly existing under applicable law and that it has legally and validly established each Account prior to any issuance or sale thereof as a segregated asset account under Section 27-1-5-1 of the Indiana Insurance Code and has registered or, prior to any issuance or sale of the Contracts, will register each Account as a unit investment trust in accordance with the provisions of the

1940 Act to serve as a segregated investment account for the Contracts.

              2.2. The Fund represents and warrants that Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and

                                        4


sold in compliance with the laws of the State of Indiana and all applicable federal and state securities laws and that the Fund is and shall remain registered under the 1940 Act. The Fund shall amend the Registration Statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Fund shall register and qualify the shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Fund or the

Underwriter.

              2.3. The Fund represents that it is currently qualified as a

Regulated Investment Company under Subchapter M of the Internal Revenue Code of

1986, as amended, (the "Code") and that it will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision)

and that it will notify the Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

              2.4. The Company represents that the Contracts are currently treated as life insurance policies or annuity insurance contracts under applicable provisions of the Code; that it will make every effort to maintain such treatment; and that it will notify the Fund and the Underwriter immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.

              2.5. (a) With respect to Initial Class shares, the Fund currently does not intend to make any payments to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act or otherwise, although it may make such payments in the future. The Fund has adopted a "no fee" or "defensive" Rule

l2b-1 Plan under which it makes no payments for distribution expenses. To the extent that it decides to finance distribution expenses pursuant to Rule 12b-1,

the Fund undertakes to have a board of trustees, a majority of whom are not interested persons of the Fund, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

                   (b) With respect to Service Class shares, the Fund has

adopted a Rule 12b-1 Plan under which it makes payments to finance distribution expenses. The Fund represents and warrants that it has a board of trustees, a majority of whom are not interested persons of the Fund, which has formulated and approved the Fund's Rule 12b-1 Plan to finance distribution expenses of the

Fund and that any changes to the Fund's Rule 12b-1 Plan will be approved by a similarly constituted board of trustees.

              2.6. The Fund makes no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or regulations of the various states except that the Fund represents that the Fund's investment policies, fees and expenses are and shall at all times remain in compliance with the laws of the

State of Indiana and the Fund and the Underwriter represent that their respective operations are and shall at all times remain in material compliance with the laws of the State of Indiana to the extent required to perform this

Agreement.

5


              2.7. The Underwriter represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC.

The Underwriter further represents that it will sell and distribute the Fund shares in accordance with the laws of the State of Indiana and all applicable state and federal securities laws, including without limitation the 1933 Act,

the 1934 Act, and the 1940 Act.

              2.8. The Fund represents that it is lawfully organized and validly existing under the laws of the Commonwealth of Massachusetts and that it does and will comply in all material respects with the 1940 Act.

              2.9. The Underwriter represents and warrants that the Adviser is and shall remain duly registered in all material respects under the Investment

Advisers Act of 1940 and that the Adviser shall perform its obligations for the

Fund in compliance in all material respects with the laws of the State of

Indiana and any applicable state and federal securities laws.

              2.10. The Fund and Underwriter represent and warrant that all of their directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage as required currently by Rule 17g-(1) of the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid Bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company. The Fund and the Underwriter agree to make all reasonable efforts to see that this bond or another bond containing these provisions is always in effect, and agree to notify the Company immediately in the event that such coverage no longer applies.

              2.11. The Company represents and warrants that all of its

directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are covered by a blanket fidelity bond or similar coverage for the benefit of the

Fund, and that said bond is issued by a reputable bonding company, includes coverage for larceny and embezzlement, and is in an amount not less than $5 million. The Company agrees to make all reasonable efforts to see that this bond or another bond containing these provisions is always in effect, and agrees to notify the Fund and the Underwriter in the event that such coverage no longer applies.

             ARTICLE 111. PROSPECTUSES AND PROXY STATEMENTS; VOTING

              3.1. The Underwriter shall provide the Company with as many printed copies of the Fund's current prospectus and Statement of Additional

Information as the Company may reasonably request. If requested by the Company in lieu thereof, the Fund

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shall provide camera-ready film containing the Fund's prospectus (which shall mean, for purposes of this Article III if the Company so requests, a separate prospectus for each Fund portfolio used in a particular Account), and Statement of Additional Information, and such other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus and/or Statement of Additional Information for the Fund is amended during the year) to have the prospectus for the Contracts and the Fund's prospectus printed together in one document, and to have the Statement of Additional Information for the Fund and the Statement of Additional Information for the Contracts

printed together in one document. Alternatively, the Company may print the

Fund's prospectus and/or its Statement of Additional Information in combination with other fund companies' prospectuses and statements of additional information. Except as provided in the following three sentences, all expenses of printing and distributing Fund prospectuses and Statements of Additional

Information shall be the expense of the Company. For prospectuses and Statements of Additional Information provided by the Company to its existing owners of

Contracts in order to update disclosure annually as required by the 1933 Act and/or the 1940 Act, the cost of printing shall be borne by the Fund. If the

Company chooses to receive camera-ready film in lieu of receiving printed copies of the Fund's prospectus, the Fund will reimburse the Company in an amount equal to the product of A and B where A is the number of such prospectuses distributed to owners of the Contracts, and B is the Fund's per unit cost of typesetting and printing the Fund's prospectus. The same procedures shall be followed with respect to the Fund's Statement of Additional Information.

              The Company agrees to provide the Fund or its designee with such information as may be reasonably requested by the Fund to assure that the Fund's expenses do not include the cost of printing any prospectuses or Statements of

Additional Information other than those actually distributed to existing owners of the Contracts.

              3.2. The Fund's *prospectus shall state that the Statement of

Additional Information for the Fund is available from the Underwriter or the

Company (or in the Fund's discretion, the Prospectus shall state that such

Statement is available from the Fund).

              3.3. The Fund, at its expense, shall provide the Company with copies of its proxy statements, reports to shareholders, and other communications (except for prospectuses and Statements of Additional

Information, which are covered in Section 3.1) to shareholders in such quantity as the Company shall reasonably require for distributing to Contract owners.

              3.4. If and to the extent required by law the Company shall:

                  (i)   solicit voting instructions from Contract owners;

                  (ii)  vote the Fund shares in accordance with instructions received from Contract owners; and

                  (iii) vote Fund shares for which no instructions have been received in a particular separate account in the same

                        proportion as Fund

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                        shares of such portfolio for which instructions have

                        been received in that separate account,

so long as and to the extent that the Securities and Exchange Commission continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. The Company reserves the right to vote Fund shares held in any segregated asset account in its own right, to the extent permitted by law. Participating Insurance Companies shall be responsible for assuring that each of their separate accounts participating in the Fund calculates voting privileges in a manner consistent with the standards set forth on Schedule B attached hereto and incorporated herein by this reference, which standards will also be provided to the other Participating Insurance Companies.

              3.5. The Fund will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular the Fund will either provide for annual meetings or comply with Section 16(c) of the 1940 Act (although the

Fund is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, the Fund will act in accordance with the Securities and Exchange Commission's interpretation of the requirements of Section 16(a) with respect to periodic elections of trustees and with whatever rules the Commission may promulgate with respect thereto.

                   ARTICLE IV. SALES MATERIAL AND INFORMATION

              4.1. The Company shall furnish, or shall cause to be furnished, to the Fund or its designee, each piece of sales literature or other promotional material in which the Fund or its investment adviser or the Underwriter is named, at least ten Business Days prior to its use. No such material shall be used if the Fund or its designee reasonably objects to such use within ten

Business Days after receipt of such material.

              4.2. The Company shall not give any information or make any representations or statements on behalf of the Fund or concerning the Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for the

Fund shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports or proxy statements for the Fund,

or in sales literature or other promotional material approved by the Fund or its designee or by the Underwriter, except with the permission of the Fund or the

Underwriter or the designee of either.

              4.3. The Fund, Underwriter, or its designee shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company and/or its separate account(s), is named at least ten Business Days prior to its use. No such material shall be used if the Company or

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its designee reasonably objects to such use within ten Business Days after receipt of such material.

              4.4. The Fund and the Underwriter shall not give any information or make any representations on behalf of the Company or concerning the Company,

each Account, or the Contracts other than the information or representations contained in a registration statement or prospectus for the Contracts, as such registration statement and prospectus may be amended or supplemented from time to time, or in an offering statement for unregistered contracts, or in published reports for each Account which are in the public domain or approved by the

Company for distribution to Contract owners, or in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company.

              4.5. The Fund will provide to the Company at least one complete copy of all registration statements, prospectuses, Statements of Additional

Information, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Fund or its shares, within 30 days of the filing of such document with the Securities and Exchange Commission or other regulatory authorities.

              4.6. The Company will provide to the Fund at least one complete copy of all registration statements, prospectuses, Statements of Additional

Information, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no action letters, and all amendments to any of the above, that relate to the

Contracts or each Account, and to their investments in the Fund within 30 days of the filing of such document with the SEC or other regulatory authorities.

              4.7. For purposes of this Article IV, the phrase "sales literature or other promotional material" includes, but is not limited to, any of the following that refer to the Fund or any affiliate of the Fund: advertisements

(such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), sales literature (I.E., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and registration statements,

prospectuses, Statements of Additional Information, shareholder reports, and proxy materials, and any other material constituting sales literature or advertising under NASD rules, the 1940 Act or the 1933 Act.

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                          ARTICLE V. FEES AND EXPENSES

              5.1. The Fund and Underwriter shall pay no fee or other

compensation to the Company under this agreement, except that if the Fund or any

Portfolio adopts and implements a plan pursuant to Rule 12b- I to finance distribution expenses, then the Underwriter may make payments to the Company or to the underwriter for the Contracts if and in amounts agreed to by the

Underwriter in writing and such payments will be made out of existing fees otherwise payable to the Underwriter, past profits of the Underwriter or other resources available to the Underwriter. No such payments shall be made directly by the Fund.

              5.2. All expenses incident to performance by the Fund under this

Agreement shall be paid by the Fund. The Fund shall see to it that all its shares are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent deemed advisable by the Fund, in accordance with -applicable state laws prior to their sale. The Fund shall bear the expenses for the cost of registration and qualification of the Fund's shares, preparation and filing of the Fund's prospectus and registration statement, proxy materials and reports, setting the prospectus in type, setting in type and printing the proxy materials and reports to shareholders (including the costs of printing a prospectus that constitutes an annual report), the preparation of all statements and notices required by any federal or state law,

and all taxes on the issuance or transfer of the Fund's shares.

              5.3. The Company shall bear the expenses of distributing the

Fund's prospectus, proxy materials and reports to owners of Contracts issued by the Company.

ARTICLE VI. DIVERSIFICATION

              6.1. The Fund will at all times invest money from the Contracts in such a manner as to ensure that the Contracts will be treated as variable contracts under the Code and the regulations issued thereunder. Without limiting the scope of the foregoing, the Fund will at all times comply with Section

817(h) of the Code and Treasury Regulation 1.817-5, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications to such Section or

Regulations. In the event of a breach of this Article VI by the Fund, it will take all reasonable steps (a) to notify Company of such breach and (b) to adequately diversify the Fund so as to achieve compliance within the grace period afforded by Regulation 1.817-5.

ARTICLE VII. POTENTIAL CONFLICTS

              7.1. The Board will monitor the Fund for the existence of any material irreconcilable conflict between the interests of the contract owners of all separate accounts investing in the Fund. An irreconcilable material conflict may arise for a variety

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

of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling,

no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any

Portfolio are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners; or (f) a decision by an insurer to disregard the voting instructions of contract owners.

The Board shall promptly inform the Company if it determines that an irreconcilable material conflict exists and the implications thereof.

              7.2. The Company will report any potential or existing conflicts of which it is aware to the Board. The Company will assist the Board in carrying out its responsibilities under the Shared Funding Exemptive Order, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by the

Company to inform the Board whenever contract owner voting instructions are disregarded.

              7.3. If it is determined by a majority of the Board, or a majority of its disinterested trustees, that a material irreconcilable conflict exists,

the Company and other Participating Insurance Companies shall, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested trustees), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (1),

withdrawing the assets allocable to some or all of the separate accounts from the Fund or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Fund, or submitting the question whether such segregation should be implemented to a vote of all affected Contract owners and, as appropriate, segregating the assets of any appropriate group (IE., variable contract owners of one or more

Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and

(2), establishing a new registered management investment company or managed separate account.

              7.4. If a material irreconcilable conflict arises because of a decision by the Company to disregard contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the

Company may be required, at the Fund's election, to withdraw the affected

Account's investment in the Fund and terminate this Agreement with respect to such Account; provided, however that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Any such withdrawal and termination must take place within six (6) months after the Fund gives written notice that this provision is being implemented, and until the end of that six month period the Underwriter and Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.

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              7.5. If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Company conflicts with the majority of other state regulators, then the Company will withdraw the affected Account's investment in the Fund and terminate this

Agreement with respect to such Account within six months after the Board informs the Company in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Until the end of the foregoing six month period, the Underwriter and Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.

              7.6. For purposes of Sections 7.3 through 7.6 of this Agreement,

a majority of the disinterested members of the Board shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Fund be required to establish a new funding medium for the

Contracts. The Company shall not be required by Section 7.3 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the irreconcilable material conflict. In the event that the Board determines that any proposed action does not adequately remedy any irreconcilable material conflict, then the Company will withdraw the Account's investment in the Fund and terminate this Agreement within six (6) months after the Board informs the

Company in writing of the foregoing determination, provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the disinterested members of the Board.

              7.7. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Shared Funding

Exemptive Order, then (a) the Fund and/or the Participating Insurance Companies,

as appropriate, shall take such steps as may be necessary to comply with Rules

6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.4, 3.5, 7.1, 7.2, 7.3, 7.4, and 7.5 of

this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such

Rule(s) as so amended or adopted.

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ARTICLE VIII. INDEMNIFICATION

8.1. INDEMNIFICATION BY THE COMPANY

              8.1(a). The Company agrees to indemnify and hold harmless the Fund and each trustee of the Board and officers and each person, if any, who controls the Fund within the meaning of Section 15 of the 1933 Act (collectively, the

"Indemnified Parties" for purposes of this Section 8. 1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including reasonable legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses,

claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the

Contracts and:

       (i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the Registration Statement or prospectus for the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Fund for use in the Registration Statement or prospectus for the

Contracts or in the Contracts or sales literature (or any amendment or supplement to any of the foregoing) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

       (ii) arise out of or as a result of untrue statements or representations

(other than statements or representations contained in the Registration

Statement, prospectus or sales literature of the Fund not supplied by the

Company, or persons under its control) or willful misfeasance, bad faith or gross negligence of the Company or persons under its control, with respect to the sale or distribution of the Contracts or Fund Shares; or

       (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, prospectus, or sales literature of the Fund or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to the Fund by or on behalf of the Company; or

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

       (iv) arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of this Agreement; or

       (v) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company, as limited by and in accordance with the provisions of Sections 8. 1 (b) and 8. 1 (c) hereof.

       8.1(b). The Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such

Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified

Party's reckless disregard of obligations or duties under this Agreement or to the Fund, whichever is applicable.

       8.1(c). The Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such

Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Company shall be entitled to participate,

at its own expense, in the defense of such action. The Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Company to such party of the

Company's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the

Company will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

       8.1(d). The Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund Shares or the Contracts or the operation of the

Fund.

8.2. INDEMNIFICATION BY THE UNDERWRITER

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              8.2(a). The Underwriter agrees to indemnify and hold harmless the

     Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act

     (collectively, the "Indemnified Parties" for purposes of this Section 8.2)

     against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter) or litigation (including legal and other expenses) to which the Indemnified

     Parties may become subject under any statute, at common law or otherwise,

     insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

     (i)   arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration

           Statement or prospectus or sales literature of the Fund (or any amendment or supplement to any of the or the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Underwriter or Fund by or on behalf of the Company for use in the

           Registration Statement or prospectus for the Fund or in sales literature (or any amendment or supplement to any of the foregoing)

           or otherwise for use in connection with the sale of the Contracts or

           Fund shares; or

     (ii)  arise out of or as a result of untrue statements or representations

           (other than statements or representations contained in the

           Registration Statement, prospectus or sales literature for the

           Contracts not supplied by the Underwriter or persons under its control) or willful misfeasance, bad faith, or gross negligence of the Fund, Adviser or Underwriter or persons under their control, with respect to the sale or distribution of the Contracts or Fund shares;

           or

     (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, prospectus, or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Fund; or

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     (iv)  arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement

           (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification requirements specified in Article VI of this Agreement); or

     (v)   arise out of or result from any material breach of any representation and/or warranty made by the Underwriter in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter; as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof.

                         8.2(b). The Underwriter shall not be liable under this

           indemnification provision with respect to any losses, claims,

           damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such

           Indemnified Party's reckless disregard of obligations and duties under this Agreement or to each Company or the Account, whichever is applicable.

                         8.2(c). The Underwriter shall not be liable under this

           indemnification provision with respect to any claim made against an

           Indemnified Party unless such Indemnified Party shall have notified the Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision.

           In case any such action is brought against the Indemnified Parties,

           the Underwriter will be entitled to participate, at its own expense,

           in the defense thereof. The Underwriter also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Underwriter to such party of the Underwriter's election to assume the defense thereof, the

           Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Underwriter will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

                         8.2(d). The Company agrees promptly to notify the

           Underwriter of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of each Account.

           8.3. INDEMNIFICATION BY THE FUND

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                         8.3(a). The Fund agrees to indemnify and hold harmless

           the Company, and each of its directors and officers and each person,

           if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.3) against any and all losses, claims, damages,

           liabilities (including amounts paid in settlement with the written consent of the Fund) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses,

           claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to the operations of the Fund and:

     (i)   arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement

           (including a failure to comply with the diversification requirements specified in Article VI of this Agreement);or

     (ii)  arise out Of Or result from any material breach of any representation and/or warranty made by the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Fund;

           as limited by and in accordance with the provisions of Sections

           8.3(b) and 8.3(c) hereof.

                         8.3(b). The Fund shall not be liable under this

           indemnification provision with respect to any losses, claims,

           damages, liabilities or litigation incurred or assessed against an

           Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such

           Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Company, the Fund, the Underwriter or

           each Account, whichever is applicable.

                         8.3(c). The Fund shall not be liable under this

           indemnification provision with respect to any claim made against an

           Indemnified Party unless such Indemnified Party shall have notified the Fund in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Fund of any such claim shall not relieve the Fund from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Fund will be entitled to participate, at its own expense, in the defense thereof. The Fund also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action.

           After notice from the Fund to such party of the Fund's election to assume the defense thereof, the Indemnified Party shall bear the fees

           and

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           expenses of any additional counsel retained by it, and the Fund will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

                         8.3(d). The Company and the Underwriter agree promptly

           to notify the Fund of the commencement of any litigation or proceedings against it or any of its respective officers or directors in connection with this Agreement, the issuance or sale of the

           Contracts, with respect to the operation of either Account, or the sale or acquisition of shares of the Fund.

                           ARTICLE IX. APPLICABLE LAW

                         9.1. This Agreement shall be construed and the

           provisions hereof interpreted under and in accordance with the laws of the Commonwealth of Massachusetts.

                         9.2. This Agreement shall be subject to the provisions

           of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes,

           rules and regulations as the SEC may grant (including, but not limited to, the Shared Funding Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith.

                             ARTICLE X. TERMINATION

           10.1. This Agreement shall continue in full force and effect until the first to occur of:

     (a)   termination by any party for any reason by ninety (90) days advance written notice delivered to the other parties; or

     (b)   termination by the Company by written notice to the Fund and the

           Underwriter with respect to any Portfolio based upon the Company's determination that shares of such Portfolio are not reasonably available to meet the requirements of the Contracts; or

     (c)   termination by the Company by written notice to the Fund and the

           Underwriter with respect to any Portfolio in the event any of the

           Portfolio's shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the

           Contracts issued or to be issued by the Company; or

18


     (d)   termination by the Company by written notice to the Fund and the

           Underwriter with respect to any Portfolio in the event that such

           Portfolio ceases to qualify as a Regulated Investment Company under

           Subchapter M of the Code or under any successor or similar provision,

           or if the Company reasonably believes that the Fund may fail to so qualify; or

     (e)   termination by the Company by written notice to the Fund and the

           Underwriter with respect to any Portfolio in the event that such

           Portfolio fails to meet the diversification requirements specified in Article VI hereof; or

     (f)   termination by either the Fund or the Underwriter by written notice to the Company, if either one or both of the Fund or the Underwriter respectively, shall determine, in their sole judgment exercised in good faith, that the Company and/or its affiliated companies has suffered a material adverse change in its business, operations,

           financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

     (g)   termination by the Company by written notice to the Fund and the

           Underwriter, if the Company shall determine, in its sole judgment exercised in good faith, that either the Fund or the Underwriter has suffered a material adverse change in its business, operations,

           financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

     (h)   termination by the Company by written notice to the Fund and the

           Underwriter upon the requisite vote of the Contract owners having an interest in a Portfolio (unless otherwise required by applicable law)

           and written approval of the Company, to substitute shares of another investment company for the corresponding shares of a Portfolio in accordance with the terms of the Contracts; or

     (i)   termination by written notice to the Company at the option of the

           Fund, upon institution of formal proceedings against the Company and by the NASD, the SEC, the insurance commission of any state or any other regulatory body regarding the Company's duties under this

           Agreement or related to the sale of the Contracts, the operation of the Account, the administration of the Contracts or the purchase of

           Fund shares, or an expected or anticipated ruling, judgment or outcome which would, in the Fund's reasonable judgment, materially impair the Company's ability to perform the Company's obligations and duties hereunder; or

19


     (j)   termination by written notice to the Fund and the Underwriter, at the option of the Company, upon institution of formal proceedings against the Fund, the Underwriter, the Fund's investment adviser or any subadviser, by the NASD, the SEC, or any state securities or insurance commission or any other regulatory body regarding the duties of the Fund or the Underwriter under this Agreement, or an expected or anticipated ruling, judgment or outcome which would, in the Company's reasonable judgment, materially impair the Fund's or the Underwriter's ability to perform the Fund's or Underwriter's obligations and duties hereunder; or

     (k)   termination by written notice to the Fund and the Underwriter, at the option of the Company, upon institution of formal proceedings against the Fund's investment adviser of any sub-adviser by the NASD, the

           SEC, or any state securities or insurance commission or any regulatory body which would, in the good faith opinion of the

           Company, result in material harm to the Accounts, the Company or

           Contract Owners.

                         10.2. EFFECT OF TERMINATION. Notwithstanding any

           termination of this Agreement, the Fund and the Underwriter shall, at the option of the Company, continue to make available additional shares of the Fund pursuant to the terms and conditions of this

           Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing

           Contracts"). Specifically, without limitation, the owners of the

           Existing Contracts shall be permitted to reallocate investments in the Fund, redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing

           Contracts. The parties agree that this Section 10.2 shall not apply to any terminations under Article VII and the effect of such Article

           VII terminations shall be governed by Article VII of this Agreement.

                         10.3. The Company shall not redeem Fund shares

           attributable to the Contracts (as opposed to Fund shares attributable to the Company's assets held in the Account) except (i) as necessary to implement Contract Owner initiated or approved transactions, or

           (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a "Legally Required Redemption") or (iii) as permitted by an order of the SEC pursuant to Section 26(b) of the 1940 Act.

           Upon request, the Company will promptly furnish to the Fund and the

           Underwriter the opinion of counsel for the Company (which counsel shall be reasonably satisfactory to the Fund and the Underwriter) to the effect that any redemption pursuant to clause (ii) above is a

           Legally Required Redemption. Furthermore, except in cases where permitted under the terms of the Contracts, the Company shall not prevent Contract Owners from allocating payments to a Portfolio that was otherwise available under the Contracts without first giving the

           Fund or the Underwriter 90 days notice of its intention to do so.

                         10.4. Notwithstanding any other provision of this

           Agreement, one party's obligation under Article VIII to indemnify the other party shall survive termination of this Agreement, to the

20


           extent that the events giving rise to the obligation to indemnify the other party occurred prior to the date of termination.

           ARTICLE XI. NOTICES

                         Any notice shall be sufficiently given when sent by

           registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

           If to the Fund:

           82 Devonshire Street

           Boston, Massachusetts 02109

           Attention: Treasurer

           If to the Company:

           The Lincoln National Life Insurance Company

           1300 S. Clinton Street

           Fort Wayne, IN 46802

           Attention: Kelly D. Clevenger

     If to the Underwriter:

           82 Devonshire Street

           Boston, Massachusetts 02109

           Attention: Treasurer

                                   ARTICLE XII. MISCELLANEOUS

                         12.1. All person's dealing with the Fund must look

              solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Board, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund.

                         12.2. Subject to the requirements of legal process and

              regulatory authority, each party hereto shall treat as

              confidential the names and addresses of the owners of the

              Contracts and all information reasonably identified as

              confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential

              information until such time as it may come into the public domain without the express written consent of the affected party

                         12.3. The captions in this Agreement are included for

              convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their

              construction or effect.

21


                         12.4. This Agreement may be executed, simultaneously in

              two or more counterparts, each of which taken together shall constitute one and the same instrument.

                         12.5. If any provision of this Agreement shall be held

              or made invalid by a court decision, statute, rule or otherwise,

              the remainder of the Agreement shall not be affected thereby.

                         12.6. Each party hereto shall cooperate with each other

              party and all appropriate governmental authorities (including without limitation the SEC, the NASD and state insurance

              regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions

              contemplated hereby. Notwithstanding the generality of the foregoing, each party hereto further agrees to furnish any insurance commissioner with any information or reports in

              connection with services provided under this Agreement which such

              Commissioner may request in order to ascertain whether the insurance operations of the Company are being conducted in a manner consistent with the insurance regulations and any other applicable law or regulations of that state.

                         12.7. The rights, remedies and obligations contained in

              this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

                         12.8. This Agreement or any of the rights and

              obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto; provided, however,

              that the Underwriter may assign this Agreement or any rights or obligations hereunder to any affiliate of or company under common control with the Underwriter, if such assignee is duly licensed and registered to perform the obligations of the Underwriter under this Agreement. The Company shall promptly notify the Fund and the Underwriter of any change in control of the Company.

                         12.9. The Company shall furnish, or shall cause to be

              furnished, to the Fund or its designee copies of the following reports:

                              (a)  the Company's annual statement(prepared under

                                   statutory accounting principles) and annual

                                   report (prepared under generally accepted

                                   accounting principles ("GAAP"), if any), as

                                   soon as practical and in any event within 90

                                   days after the end of each fiscal year;

                              (b)  the Company's quarterly statements

                                   (statutory) (and GAAP, if any), as soon as

                                   practical and in any event within 45 days

                                   after the end of each quarterly period:

22


                              (c)  any financial statement, proxy statement,

                                   notice or report of the Company sent to

                                   stockholders and/or policyholders, as soon

                                   as practical after the delivery thereof to

                                   stockholders;

                              (d)  any registration statement (without exhibits)

                                   and financial reports of the Company filed

                                   with the SEC or any state insurance

                                   regulator, as soon as practical after the

                                   filing thereof;

                              (e)  any other report submitted to the Company by

                                   independent accountants in connection with

                                   any annual, interim or special audit made

                                   by them of the books of the Company, as soon

                                   as practical after the receipt thereof.

                         IN WITNESS WHEREOF, each of the parties hereto has

caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By: /s/ Kelly D. Clevenger

Kelly D. Clevenger

Vice President

VARIABLE INSURANCE PRODUCTS FUND III

By: /s/ Robert C. Pozen

Robert C. Pozen

Senior Vice President

FIDELITY DISTRIBUTORS CORPORATION

By: /s/ Kevin J. Kelly

Kevin J. Kelly

Vice President

23


                                   SCHEDULE A

                   SEPARATE ACCOUNTS AND-ASSOCIATED CONTRACTS




Name of Separate Account and             Policy Form Numbers of Contracts

Date Established by Board of Directors   Funded By Separate Account           Fidelity Fund (Class)

--------------------------------------   --------------------------           ---------------------


Lincoln Life Variable Annuity            AN425LL                              Growth Opportunities -

Annuity Account N                                                             Initial Class



        (November 3, 1997)

        24.


                                   SCHEDULE B

                             PROXY VOTING PROCEDURE

     The following is a list of procedures and corresponding responsibilities for the handling of proxies relating to the Fund by the Underwriter,

          the Fund and the Company. The defined terms herein shall have the meanings assigned in the Participation Agreement except that the term

          "Company" shall also include the department or third party assigned by the Insurance Company to perform the steps delineated below.

     1. The number of proxy proposals is given to the Company by the Underwriter as early as possible before the date set by the Fund for the shareholder meeting to facilitate the establishment of tabulation procedures. At this time the Underwriter will inform the Company of the Record, Mailing and Meeting dates. This will be done in writing approximately two months before meeting.

     2.   Promptly after the Record Date, the Company will perform a "tape run", or other activity, which will generate the names, addresses and number of units which are attributed to each

          contractowner/policyholder (the "Customer") as of the Record Date.

          Allowance should be made for account adjustments made after this date that could affect the status of the Customers' accounts as of the Record Date.

          Note: The number of proxy statements is determined by the

          activities described in Step #2. The Company will use its best efforts to call in the number of Customers to Fidelity, as soon as possible, but no later than two weeks after the Record Date.

     3.   The Fund's Annual Report no longer needs to be sent to each

         Customer by the Company either before or together with the

          Customers' receipt of a proxy statement. Under-writer will provide the last Annual Report to the Company pursuant to the terms of

          Section 3.3 of the Agreement to which this Schedule relates.

     4.   The text and format for the Voting Instruction Cards ("Cards" or

          "Card") is provided to the Company by the Fund. The Company, at its expense, shall produce and personalize the Voting Instruction Cards.

          The Legal Department of the Underwriter or its affiliate ("Fidelity

          Legal") must approve the Card before it is printed. Allow

          approximately 2-4 business days for printing information on the Cards.

          Information commonly found on the Cards includes:

          a.   name (legal name as found on account registration)

          b.   address

          c.   Fund or account number

          d.   coding to state number of units

          e.       individual Card number for use in tracking and verification of votes (already on Cards as printed by the Fund)

          (This and related steps may occur later in the chronological process due to possible uncertainties relating to the proposals.)

25


     5.   During this time, Fidelity Legal will develop, produce, and the Fund will pay for the Notice of Proxy and the Proxy Statement (one

          document). Printed and folded notices and statements will be sent to Company for insertion into envelopes (envelopes and return envelopes are provided and paid for by the Insurance Company).

          Contents of envelope sent to Customers by Company will include:

     a.   Voting Instruction Card(s)

     b.   One proxy notice and statement (one document)

     c.return envelope (postage pre-paid by Company) addressed to the Company or its tabulation agent

     d."urge buckslip" - optional, but recommended. (This is a small, single sheet of paper that requests Customers to vote as quickly as possible and that their vote is important. One copy will be supplied by the

     Fund.)

     e.   cover letter - optional, supplied by Company and reviewed and approved in advance by Fidelity Legal.

     6.   The above contents should be received by the Company at least 7 business days before mail date. Individual in charge at Company reviews and approves the contents of the mailing package to ensure correctness and completeness. Copy of this approval sent to

          Fidelity Legal.

     7.   Package mailed by the Company.

     *    The Fund must allow at least a 15-day solicitation time to the Company as the shareowner. (A 5-week period is recommended.) Solicitation time is calculated as calendar days from (but NOT including) the meeting, counting backwards.

     8.   Collection and tabulation of Cards begins. Tabulation usually takes place in another department or another vendor depending on process used. An often used procedure is to sort Cards on arrival by proposal into vote categories of all yes, no, or mixed replies, and to begin data entry.

     Note: Postmarks are not generally needed. A need for postmark information would be due to an insurance company's internal procedure and has not been required by Fidelity in the past.

     9.   Signatures on Card checked against legal name on account registration which was printed on the Card.

     Note: For Example, If the account registration is under "Bertram C. Jones,

           Trustee," then that is the exact legal name to be printed on the Card and is the signature needed on the Card.

26


     10.  If Cards are mutilated, or for any reason are illegible or are not signed properly, they are considered to be not received for purposes of vote tabulation. Any Cards that have "kicked out"

          (e.g. mutilated, illegible) of the procedure are "hand verified,"

          i.e., examined as to why they did not complete the system. Any questions on those Cards are usually remedied individually.

     11.  There are various control procedures used to ensure proper tabulation of votes and accuracy of that tabulation. The most prevalent is to sort the Cards as they first arrive into

          categories depending upon their vote; an estimate of how the vote is progressing may then be calculated. If the initial estimates and the actual vote do not coincide, then an internal audit of that vote should occur. This may entail a recount.

     12.  The actual tabulation of votes is done in units which is then converted to shares. (It is very important that the Fund receives the tabulations stated in terms of a percentage and the number of

          SHARES.) Fidelity Legal must review and approve tabulation format.

     13.  Final tabulation in shares is verbally given by the Company to

          Fidelity Legal on the morning of the meeting not later than 10:00

          a.m. Boston time. Fidelity Legal may reasonably request an earlier deadline if required to calculate the vote in time for the meeting.

     14.  A Certification of Mailing and Authorization to Vote Shares will be required from the Company as well as an original copy of the final vote. Fidelity Legal will provide a standard form for each

          Certification.

     15.  The Company will be required to box and archive the Cards received from the Customers. In the event that any vote is challenged or if otherwise necessary for legal, regulatory, or accounting purposes,

          Fidelity Legal will be permitted reasonable access to such Cards.

     16.  All approvals and "signing-off' maybe done orally, but must always be followed up in writing.

27


SCHEDULE C

Other investment companies currently available under variable annuities or variable life insurance issued by the Company:

Separate Account: Lincoln National Variable Annuity Separate Account N

Product(s) Name: Delaware-Lincoln ChoicePlus Variable Annuity

Investment Companies

Available:  Fidelity, Delaware, MFS, AIM, Lincoln Investments, Kemper, Colonial,

          Bankers Trust, Dreyfus. Vantage Global

28


                               Amended Schedule A

                   Separate Accounts and Associated Contracts

                           Effective October 15, 1999




Name of Separate Account and                          Policy Form Numbers of Contracts

Date Established by Board of Directors                Funded by Separate Account               Fidelity Fund (Class)

--------------------------------------                --------------------------               ---------------------


Lincoln Life Flexible Premium Variable Life           LN605/660                                Growth Opportunities - Service Class

Account M                                             LN680

Lincoln Life Variable Annuity Account N               AN425LL                                  Growth Opportunities - Initial Class

Lincoln Life Flexible Premium Variable Life           LN650                                    Growth Opportunities - Service Class

Account R




          IN WITNESS WHEREOF, each of the parties hereto has caused this

Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

Date                                   Lincoln National Life Insurance Company

    ---------------------

                                       By:

                                                  ------------------------

                                       Name:      Steven M. Kluever

                                                  ------------------------

                                       Title:     Second Vice President

                                                  ------------------------

Date:                                  Variable Insurance Products Fund III

    ---------------------

                                       By:

                                                  ------------------------

                                       Name:

                                                  ------------------------

                                       Title:

                                                  ------------------------

Date:                                  Fidelity Distributors Corporation

    ---------------------

                                       By:

                                                  ------------------------

                                       Name:

                                                  ------------------------

                                       Title:

                                                  ------------------------


                                                 AMENDED SCHEDULE A

                                     SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

                                                EFFECTIVE MAY 1, 2000

                                     (PURSUANT TO SECTION 1.6 OF THE AGREEMENT)




                                                  Policy Form Numbers of Contracts

Name of Separate Account                             Funded By Separate Account                   Fidelity Fund (Class)

------------------------                             --------------------------                   ---------------------


Lincoln National Variable Annuity Account C          18829, 25982RSC, 28645 0697, 18831           Growth - Service Class

                                                     (Individual MultiFund)

Lincoln National Variable Annuity Account L          GAC91-101; GAC96-111                         Equity - Income - Initial Class

                                                     GAC96-101   (GVA I, II, III)                 Growth - Initial Class

Lincoln Life Flexible Premium Variable Life          LN605/615 (VUL I)                            Equity - Income - Initial Class

Account M

                                                     LN660 (VUL)                                  Growth - Service Class

                                                     LN680 (VULdb)                                High Income - Service Class

Lincoln Life Variable Annuity Account N              AN425 (Choice Plus)                          Overseas - Initial Class

                                                                                                  Equity - Income - Initial Class

                                                                                                  Growth - Initial Class

Lincoln Life Variable Annuity Account Q              28883, 28884, 28890, 28867,                  Growth - Service Class

                                                     28868, 28891, 28903

                                                     (Group MultiFund)

Lincoln Life Flexible Premium Variable Life          LN650 (SVUL)                                 Growth - Service Class

Separate Account R                                                                                High Income - Service Class

                                                     LN655 (SVUL II)                              Growth - Service Class

                                                                                                  High Income - Service Class

Lincoln Life Flexible Premium Variable Life          LN920/921                                    Growth Portfolio

Account S                                            (CVUL)                                       High Income - Service Class

                                                                                                  Overseas - Service Class

                                                     LN925/926                                    Growth Portfolio

                                                     (CVUL Series III)                            High Income - Service Class




Overseas - Service Class

         IN WITNESS WHEREOF, each of the parties hereto has caused this

Amendment to Schedule A to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

Date 3/22/2000                         LINCOLN NATIONAL LIFE INSURANCE COMPANY

    ----------------------

                                       By:          /s/ Steven M. Kluever

                                                    ----------------------

                                                    Steven M. Kluever

                                                    2nd Vice President

Date 3/31/2000                         VARIABLE INSURANCE PRODUCTS FUND

    -----------------------

                                       By:          /s/ Robert C. Pozen

                                                    ----------------------

                                       Name:        Robert C. Pozen

                                                    ----------------------

                                       Title:       Senior Vice President

                                                    ----------------------

Date 3/31/2000                         FIDELITY DISTRIBUTORS CORPORATION

    ----------------------

                                       By:          /s/ Kevin J. Kelly

                                                    ----------------------

                                       Name:        Kevin J. Kelly

                                                    ----------------------

                                       Title:       Vice President

                                                    ----------------------


                               AMENDED SCHEDULE A

                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

        EFFECTIVE MAY 1, 2000 (PURSUANT TO SECTION 1.6 OF THE AGREEMENT)




                                                     Policy Form Numbers of Contracts

Name of Separate Account                             Funded By Separate Account             Fidelity  Fund (Class)

------------------------                             --------------------------------       ----------------------


Lincoln National Variable Annuity Account C          18829, 25982RSC, 28645 0697            Contrafund - Service Class

                                                     (Individual MultiFund)

Lincoln National Variable Annuity Account L          GAC96-111; GAC91-101                   Asset Manager - Initial Class

                                                     (GVA I, II, III)                       Contrafund - Initial Class

Lincoln Life Flexible Premium Variable Life          LN605/615 (VUL I)                      Asset Manager - Initial Class

Account M                                                                                   Investment Grade Bond - Initial Class

                                                     LN660    (VUL)                         Contrafund - Service Class

                                                     LN680    (VULdb)                       Contrafund - Service Class

Lincoln Life Variable Annuity Account Q              28883, 28884, 28890, 28867,            Contrafund - Service Class

                                                     28868, 28891, 28903

                                                     (Group MultiFund)

Lincoln Life Flexible Premium Variable Life          LN650    (SVUL)                        Investment Grade Bond - Initial Class

Separate Account R                                                                          Asset Manager - Initial Class

                                                                                            Contrafund - Service Class

                                                     LN655    (SVUL II)                     Contrafund - Service Class

Lincoln Life Flexible Premium Variable Life          LN920/921                              Contrafund - Service Class

Account S                                            (CVUL)                                 Asset Manager - Service Class

                                                     LN925/926 (CVUL Series III)            Contrafund - Service Class

                                                                                            Asset Manager - Service Class

Lincoln National Life Insurance Company              19476                                  Contrafund - Service Class

Separate Account 35




         IN WITNESS WHEREOF, each of the parties hereto has caused this

Amendment to Schedule A to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

Date 3/22/2000           LINCOLN NATIONAL LIFE INSURANCE COMPANY

     ---------

                         By:      /s/ Steven M. Kluever

                                  ---------------------

                                  Steven M. Kluever

                                  2nd Vice President

Date 3/31/2000           VARIABLE INSURANCE PRODUCTS FUNDS II

     ---------

                         By:      /s/ Robert C. Pozen

                                  ---------------------

                         Name:    Robert C. Pozen

                                  ---------------------

                         Title:   Senior Vice President

                                  ---------------------

Date 3/31/2000           FIDELITY DISTRIBUTORS CORPORATION

     ---------

                         By:      /s/ Kevin J. Kelly

                                  ---------------------

                         Name:    Kevin J. Kelly

                                  ---------------------

                         Title:   Vice President

                                  ---------------------


                                                  Amended Schedule A

                                     Separate Accounts and Associated Contracts

                                                 Effective May 1, 2000




                                                    Policy Form Numbers of Contracts

Name of Separate Account                            Funded By Separate Account               Fidelity Fund (Class)

------------------------                            --------------------------               ---------------------


Lincoln Life Flexible Premium Variable Life         LN605/660 (VUL)                          Growth Opportunities - Service Class

Account M                                           LN680 (VULdb)

Lincoln Life Variable Annuity Account N             AN425LL                                  Growth Opportunities - Initial Class

Lincoln Life Flexible Premium Variable Life         LN650 (SVUL)                             Growth Opportunities - Service Class

Separate Account R                                  LN655 (SVUL II)




         IN WITNESS WHEREOF, each of the parties hereto has caused this

Amendment to Schedule A to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

Date 3/22/2000                          LINCOLN NATIONAL LIFE INSURANCE COMPANY

    ----------------------

                                        By: /s/ Steven M. Kluever

                                           -------------------------

                                              Steven M. Kluever

                                              2nd Vice President

Date: 3/31/2000                         VARIABLE INSURANCE PRODUCTS FUND III

     ----------------------

                                        By: /s/ Robert C. Pozen

                                           -------------------------

                                        Name: Robert C. Pozen

                                             -----------------------

                                        Title: Senior Vice President

                                              ----------------------

Date: 3/31/2000                         FIDELITY DISTRIBUTORS CORPORATION

     ----------------------

                                        By: /s/ Kevin J. Kelly

                                           ------------------------

                                        Name: Kevin J. Kelly

                                             ----------------------

                                        Title: Vice President

                                              ---------------------

87158


3917

                               AMENDED SCHEDULE A

                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

        EFFECTIVE MAY 1. 2000 (PURSUANT TO SECTION 1.6 OF THE AGREEMENT)




                                                   Policy Form Numbers of Contracts

Name of Separate Account                              Funded By Separate Account                 Fidelity Fund (Class)

------------------------                              --------------------------                 ---------------------


Lincoln National Variable Annuity Account C         18829, 25982RSC, 28645 0697              Contrafund - Service Class

                                                    (Individual MultiFund)

Lincoln National Variable Annuity Account L         GAC96-11 1; GAC9 I - 101                 Asset Manager - Initial Class

                                                    (GVA 1, II, III)                         Contrafund - Service Class 2

Lincoln Life Flexible Premium Variable Life         LN605/615 (VUL 1)                        Asset Manager - Initial Class

Account M                                                                                    Investment Grade Bond - Initial Class

                                                    LN660 (VUL)                              Contrafund - Service Class

                                                    LN680 (VULdb)                            Contrafund - Service Class

Lincoln Life Variable Annuity Account Q             28883,28884,28890,28867,                 Contrafund - Service Class

                                                    28868,28891,28903

                                                    (Group MultiFund)

Lincoln Life Flexible Premium Variable Life         LN650 (SVUL)                            Investment Grade Bond - Initial Class

Separate Account R                                                                          Asset Manager - Initial Class

                                                                                            Contrafund - Service Class

                                                    LN655 (SVUL II)                         Contrafund - Service Class

Lincoln Life Flexible Premium Variable Life         LN920/921                               Contrafund - Service Class

Account S                                           (CVUL)                                  Asset Manager - Service Class

                                                    LN925/926 (CVT-JL Series III)           Contrafund - Service Class

                                                                                            Asset Manager - Service Class

Lincoln National Life Insurance Company             19476                                   Contrafund - Service Class

Separate Account 35




     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedule A to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

Date 3/22/2000                          LINCOLN NATIONAL LIFE INSURANCE COMPANY

                                        By: /s/ Steven M. Kluever

                                        Name: Steven M. Kluever

                                        Title: 2nd Vice President

Date 3/31/2000                          VARIABLE INSURANCE PRODUCTS FUNDS II

                                        By: /s/ Robert C. Pozen

                                        Name: Robert C. Pozen

                                        Title: Senior Vice President

Date 3/31/2000                          FIDELITY DISTRIBUTORS CORPORATION

                                        By: /s/ Kevin J. Kelly

                                        Name: Kevin J. Kelly

                                        Title: Vice President


3917

                               AMENDED SCHEDULE A

                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

       EFFECTIVE JULY 15, 2000 (PURSUANT TO SECTION 1.6 OF THE AGREEMENT)




                                                    Policy Form Numbers of Contracts

Name of Separate Account                               Funded By Separate Account                Fidelity Fund (Class)

------------------------                               --------------------------                ---------------------


Lincoln National Variable Annuity Account C         18829, 25982RSC, 28645 0697,18831            Growth - Service Class

                                                    (Individual MultiFund)

Lincoln National Variable Annuity Account L         GAC9 1 - 10 1; GAC96-1 11                    Equity-Income - Initial Class

                                                    GAC96-101 (GVA I, H, III)                    Growth - Initial Class

Lincoln Life Flexible Premium Variable Life         LN605/615 (VUL 1)                            Equity-Income - Initial Class

Account M

                                                    LN660 (VUL)                                  Growth - Service Class

                                                    LN680 (VULdb)                                High Income - Service Class

Lincoln Life Variable Annuity Account N             AN425 (ChoicePlus)                           Overseas - Initial Class

                                                                                                 Equity-Income - Initial Class

                                                                                                 Growth - Initial Class

                                                    30296 (ChoicePlus, Access)                   Overseas - Service Class 2

                                                    30295 (ChoicePlus Bonus)                     Equity-Income - Service Class 2

                                                                                                 Growth - Service Class 2

Lincoln Life Variable Annuity Account Q             28883, 28884, 28890, 28867, 28868,           Growth - Service Class

                                                    28891, 28903 (Group MultiFund)

Lincoln Life Flexible Premium Variable Life         LN650 (SVUL)                                 Growth - Service Class

Separate Account R                                  LN655 (SVUL 11).                             High Income - Service Class

Lincoln Life Flexible Premium Variable Life         LN920/921 (CVUL)                             Growth Portfolio

Account S                                           LN925/926 (CVUL Series III)                  High Income - Service Class

                                                    Overseas - Service Class




     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedule A to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

                                        LINCOLN NATIONAL LIFE INSURANCE COMPANY

                                        By: /s/ Steven M. Kluever

                                            2nd Vice President

Date 3/31/2000                          VARIABLE INSURANCE PRODUCTS FUND

                                        By: /s/ Robert C. Pozen

                                        Name: Robert C. Pozen

                                        Title: Senior Vice President

Date 3/31/2000                          FIDELITY DISTRIBUTORS CORPORATION

                                        By: /s/ Kevin J. Kelly

                                        Name: Kevin J. Kelly

                                        Title: Vice President


                               AMENDED SCHEDULE A

                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

       EFFECTIVE JULY 15, 2000 (PURSUANT TO SECTION 1.6 OF THE AGREEMENT)




                                                  POLICY FORM NUMBERS OF CONTRACTS

NAME OF SEPARATE ACCOUNT                              FUNDED BY SEPARATE ACCOUNT              FIDELITY FUND (CLASS)

------------------------                        -------------------------------------         ---------------------


Lincoln National Variable Annuity Account C     18829, 25982RSC, 28645 0697                   Contrafund - Service Class

                                                (Individual MultiFund)

                                                30070-B

Lincoln National Variable Annuity Account L     GAC96-111; GAC91-101                          Asset Manager - Initial Class

                                                (GVA I, II, III)                              Contrafund - Service Class

                                                                                              Contrafund - Service Class 2

Lincoln Life Flexible Premium Variable Life     LN605/615 (VUL I)                             Asset Manager - Initial Class

Account M                                                                                     Investment Grade Bond - Initial Class

                                                LN660 (VUL)                                   Contrafund - Service Class

                                                LN680 (VUL(DB)) (VUL(CV))                     Contrafund - Service Class

                                                                                              Investment Grade Bond - Service Class

                                                LN665 (LVUL(CV2))                             Contrafund - Service Class

                                                MoneyGuard

Lincoln Life Variable Annuity Account N         30070-B (ChoicePlus II)                       Contrafund - Service Class 2

                                                30070-B  (ChoicePlus II Access)

                                                30070-B (ChoicePlus II Bonus)

                                                30070-B  (ChoicePlus II Advance)

Lincoln Life Variable Annuity Account Q         28883, 28884, 28890, 28867,                   Contrafund - Service Class

                                                28868, 28891, 28903

                                                (Group MultiFund)

Lincoln Life Flexible Premium Variable Life     LN650 (SVUL)                                  Investment Grade Bond - Initial Class

Separate Account R                                                                            Asset Manager - Initial Class

                                                                                              Contrafund - Service Class







                                                LN655 (SVUL II)                               Asset Manager - Initial Class

                                                                                              Investment Grade Bond - Initial Class

                                                                                              Contrafund - Service Class

Lincoln Life Flexible Premium Variable Life     LN920/921                                     Contrafund - Service Class

Account S                                       (CVUL)                                        Asset Manager - Service Class

                                                LN925/926 (CVUL Series III)                   Contrafund - Service Class

                                                                                              Asset Manager - Service Class

Lincoln Life Variable Annuity Account W         30070-B (New Directions Core)                 Contrafund - Service Class 2

                                                30070-B (New Directions Access)

                                                30070-B (New Directions Access 4)

Lincoln National Variable Annuity Account 35    19476 (Director)                              Contrafund - Service Class




     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to

Schedule A to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

Date 8/3/01                         THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

    --------------------

                                    By:    /s/ Steven M. Kluever

                                           -----------------------------

                                           Steven M. Kluever

                                           2nd Vice President

Date 8/10/01                        VARIABLE INSURANCE PRODUCTS FUNDS II

    --------------------

                                    By:    /s/ Bob Dwight

                                           -----------------------------

                                    Name:  Bob Dwight

                                           -----------------------------

                                    Title: Treasurer

                                           -----------------------------

Date 8/10/01                        FIDELITY DISTRIBUTORS CORPORATION

    --------------------

                                    By:    /s/ Mike Kellog

                                           -----------------------------

                                    Name:  Mike Kellog

                                           -----------------------------

                                    Title: EVP

                                           -----------------------------


                               AMENDED SCHEDULE A

                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

                             EFFECTIVE JULY 15, 2000




                                              POLICY FORM NUMBERS OF CONTRACTS

NAME OF SEPARATE ACCOUNT                         FUNDED BY SEPARATE ACCOUNT              FIDELITY FUND (CLASS)

------------------------                      ---------------------------------          ---------------------


Lincoln Life Flexible Premium Variable Life   LN605/660 (VUL)                            Growth Opportunities - Service Class

Account M                                     LN680 (VUL(DB)) (VUL(CV))

Lincoln Life Variable Annuity Account N       AN425LL (ChoicePlus)                       Growth Opportunities - Initial Class

                                              30295 (ChoicePlus Access)                  Growth Opportunities - Service Class 2

                                              30296 (ChoicePlus Bonus)

Lincoln Life Flexible Premium Variable Life   LN650 (SVUL)                               Growth Opportunities - Service Class

Separate Account R                            LN655 (SVUL II)

Lincoln Life Variable Annuity Account W       30070-B (New Directions Core)              Growth Opportunities - Service Class 2

                                              30070-B (New Directions Access)

                                              30070-B (New Directions Access 4)




     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to

Schedule A to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

Date 8/3/01                          LINCOLN NATIONAL LIFE INSURANCE COMPANY

    ------------------------

                                     By: /s/ Steven M. Kluever

                                        ----------------------------------------

                                         Steven M. Kluever

                                         2nd Vice President

Date: 8/10/01                        VARIABLE INSURANCE PRODUCTS FUND III

     -----------------------

                                     By: /s/ Bob Dwight

                                        ----------------------------------------

                                     Name: Bob Dwight

                                          --------------------------------------

                                     Title: Treasurer

                                           -------------------------------------

Date: 8/10/01                        IDELITY DISTRIBUTORS CORPORATION

     -----------------------

                                     By: /s/ Mike Kellog

                                        ----------------------------------------

                                     Name: Mike Kellog

                                          --------------------------------------

                                     Title: EVP

                                           -------------------------------------


                               AMENDED SCHEDULE A

                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

       EFFECTIVE JULY 15, 2000 (PURSUANT TO SECTION 1.6 OF THE AGREEMENT)




                                               POLICY FORM NUMBERS OF CONTRACTS

NAME OF SEPARATE ACCOUNT                       FUNDED BY SEPARATE ACCOUNT              FIDELITY FUND (CLASS)

------------------------                       --------------------------------        ---------------------


Lincoln National Variable Annuity Account C    18829, 25982RSC, 28645 0697, 18831      Growth - Service Class

                                               (Individual MultiFund)

                                               30070-B

Lincoln National Variable Annuity Account L    GAC91-101; GAC96-111                    Equity-Income - Initial Class

                                               GAC96-101 (GVA I, II, III)              Growth - Initial Class

                                                                                       Money Market Portfolio

                                                                                       Overseas - Service Class

Lincoln Life Flexible Premium Variable Life    LN605/615 (VUL 1)                       Equity-Income - Initial Class

Account M                                                                              Equity-Income - Service Class

                                                                                       High Income - Service Class

                                               LN660 (VUL)                             Growth - Service Class

                                               LN680 (VUL(DB))                         High Income - Service Class

                                               LN660 (VUL(DB), VUL(CV))                Equity-Income - Service Class

                                                                                       Growth Portfolio - Service Class

                                                                                       High Income - Service Class

                                                                                       Overseas - Service Class

                                               LN665 (LVUL(CV2))                       Equity-Income - Service Class

                                               MoneyGuard                              Growth Portfolio - Service Class

                                                                                       Overseas - Service Class

Lincoln Life Variable Annuity Account N        AN425 (ChoicePlus)                      Overseas - Initial Class

                                                                                       Equity-Income - Initial Class

                                                                                       Growth - Initial Class

                                                                                       Equity-Income - Service Class

                                                                                       Growth Portfolio - Service Class

                                               30296 (ChoicePlus Access)               Overseas - Service Class 2

                                               30295 (ChoicePlus Bonus)                Equity-Income - Service Class 2







                                                                                       Growth - Service Class 2

                                               30070-B (ChoicePlus II)                 Equity-Income - Service Class 2

                                               30070-B (ChoicePlus II Access)          Growth Portfolio - Service Class 2

                                               30070-B (ChoicePlus II Bonus)           Overseas - Service Class 2

                                               30070-B (ChoicePlus II Advance)

Lincoln Life Variable Annuity Account Q        28883,28884,28890,28867,28868,          Growth - Service Class

                                               28891,28903 (Group MultiFund)

Lincoln Life Flexible Premium Variable Life    LN650 (SVUL)                            Equity-Income - Service Class

Separate Account R                             LN655 (SVUL II)                         Growth - Service Class

                                                                                       Growth Portfolio - Service Class

                                                                                       High Income - Service Class

                                                                                       Overseas - Service Class

Lincoln Life Flexible Premium Variable Life    LN920/921 (CVUL)                        Equity-Income - Service Class

Account S                                      LN925/926 (CVUL Series III)             Growth Portfolio - Service Class

                                                                                       High Income - Service Class

                                                                                       Overseas - Service Class

Lincoln Life Variable Annuity Account W        30070-B (New Directions Core)           Overseas - Service Class 2

                                               30070-B (New Directions Access)

                                               30070-B (New Directions Access 4)

Lincoln National Variable Annuity Account 57   19476 (Director)                        Equity Income - Service Class 2

Lincoln National Variable Annuity Account 58   19476 (Director)                        Growth Portfolio - Service Class 2

Lincoln National Variable Annuity Account 59   19476 (Director)                        Overseas - Service Class 2




     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedule A to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

Date 8/3/01                    THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

    ----------------------

                               By:    /s/ Steven M. Kluever

                                      -----------------------------

                                      Steven M. Kluever

                                      2nd Vice President

Date 8/10/01                   VARIABLE INSURANCE PRODUCTS FUND

    ----------------------

                               By:    /s/ Bob Dwight

                                      -----------------------------

                               Name:  Bob Dwight

                                      -----------------------------

                               Title: Treasurer

                                      -----------------------------

Date 8/10/01                   FIDELITY DISTRIBUTORS CORPORATION

   ----------------------

                               By:    /s/ Mike Kellog

                                      -----------------------------

                               Name:  Mike Kellog

                                      -----------------------------

                               Title: Executive Vice President

                                      -----------------------------


                               AMENDED SCHEDULE A

                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

        EFFECTIVE MAY 1, 2003 (PURSUANT TO SECTION 1.6 OF THE AGREEMENT)




                                                    POLICY FORM NUMBERS OF CONTRACTS

NAME OF SEPARATE ACCOUNT                                FUNDED BY SEPARATE ACCOUNT                   FIDELITY FUND (CLASS)

------------------------                                ---------------------------                  ---------------------


Lincoln National Variable Annuity Account C         18829, 25982RSC, 28645 0697, 18831               Growth - Service Class

                                                    (Individual MultiFund)

                                                    30070-B

Lincoln National Variable Annuity Account L         GAC91-101; GAC96-111                             Equity-Income - Initial Class

                                                    GAC96-101                                        Growth - Initial Class

                                                    (GVA I, II, III)                                 Money Market

Lincoln Life Flexible Premium Variable Life         LN605/615 (VUL I)                                Equity-Income - Initial Class

Account M

                                                    LN660(VUL)( VUL(CV))                             Growth - Service Class

                                                    LN680(VUL(DB))                                   High Income - Service

                                                    LN665(VUL(CV)-II)                                Overseas - Service Class

                                                    ELITE SERIES:

                                                    LN680 (LVUL(DB))                                 Equity-Income - Service Class

                                                    LN665                                            Growth - Service Class

                                                    (LVUL(CV)-II)                                    Overseas - Service Class

                                                    MoneyGuard

                                                    LN670(LVUL(CV)-III)

                                                    LN690(LVUL(DB)-II)

Lincoln Life Variable Annuity Account N             AN425 (ChoicePlus)                               Overseas - Initial Class

                                                                                                     Equity-Income - Initial Class

                                                                                                     Growth - Initial Class

                                                                                                     Equity-Income - Service Class

                                                                                                     Growth  - Service Class

                                                    30296 (ChoicePlus Access)                        Overseas - Service Class 2

                                                    30295 (ChoicePlus Bonus)                         Equity-Income - Service Class 2

                                                                                                     Growth - Service Class 2



                                                    30070-B (ChoicePlus II)                          Equity-Income - Service Class 2

                                                    30070-B (ChoicePlus II Access)                   Growth - Service Class 2

                                                    30070-B (ChoicePlus II Bonus)                    Overseas - Service Class 2

                                                    30070-B (ChoicePlus II Advance)

                                                    30070-B ChoicePlus Assurance - (B Share)         Equity-Income - Service Class 2

                                                    30070-B ChoicePlus Assurance - (C Share)         Growth - Service Class 2

                                                    30070-B ChoicePlus Assurance - (L Share)         Overseas - Service Class 2

                                                    30070-B ChoicePlus Assurance - (Bonus)

Lincoln Life Variable Annuity Account Q             28883, 28884, 28890, 28867,  28868,              Growth - Service Class

                                                    28891, 28903 (Group MultiFund)

Lincoln Life Flexible Premium Variable Life         LN650    (SVUL-I)                                Equity-Income - Initial Class

Separate Account R

                                                    LN650    (SVUL)                                  Growth - Service Class

                                                    LN655    (SVUL-II)                               High Income - Service Class

                                                                                                     Overseas - Service Class

                                                    ELITE SERIES:

                                                    LN655 (SVUL-II)                                  Equity-Income - Service Class

                                                    LN656 (SVUL-III)                                 Growth - Service Class

                                                                                                     Overseas - Service Class

Lincoln Life Flexible Premium Variable Life         LN920/921 (CVUL)                                 Growth - Service Class

Account S                                           LN925/926 (CVUL Series III)                      High Income - Service Class

                                                                                                     Overseas - Service Class

                                                    ELITE SERIES:

                                                    LN925-926 (CVUL Series III)                      Equity-Income - Service Class

                                                    LN935 (LCV4)                                     Growth - Service Class

                                                                                                     Overseas - Service Class

Lincoln Life Variable Annuity Account T             30070-B (SEI)                                    Equity-Income - Service Class 2

                                                    30070-B (SEI Select)                             Growth - Service Class 2

                                                                                                     Money Market - Service Class

Lincoln Life Variable Annuity Account W             30070-B (New Directions Core)                    Overseas - Service Class 2

                                                    30070-B (New Directions Access)

                                                    30070-B (New Directions Access 4)



Lincoln Life Flexible Premium Variable Life         LN930                                            Equity-Income - Service Class

Account Z                                           (Lincoln Corporate Variable Private Solutions)   Growth - Service Class

                                                                                                     Overseas - Service Class

Lincoln National Variable Annuity Account 57        19476 (Director)                                 Equity Income - Service Class 2

Lincoln National Variable Annuity Account 58        19476 (Director)                                 Growth - Service Class 2

Lincoln National Variable Annuity Account 59        19476 (Director)                                 Overseas - Service Class 2



         IN WITNESS WHEREOF, each of the parties hereto has caused this

Amendment to Schedule A to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

Date     10/6/03               THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

    ------------------

                        By:           /s/ Rise C. M. Taylor

                               -----------------------------------

                               Rise C. M. Taylor

                               Vice President

Date                           VARIABLE INSURANCE PRODUCTS FUND

    ------------------

                        By:           /s/ Maria Dwyer

                               ----------------------------------

                        Name:            Maria Dwyer

                               ----------------------------------

                        Title:            Treasurer

                               ----------------------------------

Date  Oct. 17, 2003              FIDELITY DISTRIBUTORS CORPORATION

    ------------------

                        By:             /s/ D. Holborn

                                 ---------------------------------

                        Name:           D. Holborn

                                 ---------------------------------

                        Title:          EVP

                                 ---------------------------------


                               AMENDED SCHEDULE A

                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

        EFFECTIVE MAY 1, 2003 (PURSUANT TO SECTION 1.6 OF THE AGREEMENT)




                                              POLICY FORM NUMBERS OF CONTRACTS

NAME OF SEPARATE ACCOUNT                         FUNDED BY SEPARATE ACCOUNT                       FIDELITY FUND (CLASS)

------------------------                        ---------------------------                       ---------------------


Lincoln National Variable Annuity Account C   18829, 25982RSC, 28645 0697                     Contrafund - Service Class

                                              (Individual MultiFund)

                                              30070-B

Lincoln National Variable Annuity Account L   GAC96-111; GAC91-101                            Asset Manager - Initial Class

                                              (GVA I, II, III)                                Contrafund  - Service Class 2

Lincoln Life Flexible Premium Variable Life   LN605/615 (VUL I)                               Asset Manager - Initial Class

Account M                                                                                     Investment Grade Bond - Initial Class

                                              LN660(VUL)( VUL(CV))                            Contrafund - Service Class

                                              LN680(VUL(DB))

                                              ELITE SERIES:

                                              LN680 (LVUL(DB))                                Contrafund - Service Class

                                              LN665 (LVUL(CV)-II)

                                              MoneyGuard

                                              LN670 (LVUL(CV)-III)

                                              LN690 (LVUL(DB)-II)

Lincoln Life Variable Annuity Account N       AN425 (ChoicePlus)                              Contrafund - Service Class 2

                                              30070-B (ChoicePlus II)                         Contrafund - Service Class 2

                                              30070-B (ChoicePlus II Access)

                                              30070-B (ChoicePlus II Bonus)

                                              30070-B (ChoicePlus II Advance)

                                              30070-B [ChoicePlus Assurance - (B Share)]      Contrafund - Service Class 2

                                              30070-B [ChoicePlus Assurance - (C Share)]

                                              30070-B [ChoicePlus Assurance - (L Share)]



                                              30070-B [ChoicePlus Assurance - (Bonus)]

Lincoln Life Variable Annuity Account Q       28883, 28884, 28890, 28867,  28868,             Contrafund - Service Class

                                              28891, 28903 (Group MultiFund)

Lincoln Life Flexible Premium Variable Life   LN650    (SVUL-I)                               Asset Manager - Initial Class

Separate Account R                                                                            Investment Grade Bond - Initial Class

                                              LN650    (SVUL)                                 Investment Grade Bond - Initial Class

                                              LN655 (SVUL-II)                                 Asset Manager - Initial Class

                                                                                              Contrafund - Service Class

                                              ELITE SERIES:

                                              LN655 (SVUL-II)                                 Asset Manager - Initial Class

                                              LN656 (SVUL-III)                                Investment Grade Bond - Initial Class

                                                                                              Contrafund - Service Class

Lincoln Life Flexible Premium Variable Life   LN920/921 (CVUL)                                Contrafund - Service Class

Account S                                     LN925/926 (CVUL Series III)                     Asset Manager - Service Class

                                              ELITE SERIES:

                                              LN925-926 (CVUL Series III)                     Contrafund - Service Class

                                              LN935 (LCV4)                                    Asset Manager - Service Class

Lincoln Life Variable Annuity Account T       30070-B (SEI)                                   Contrafund - Service Class 2

                                              30070-B (SEI Select)

Lincoln Life Variable Annuity Account W       30070-B (New Directions Core)                   Contrafund - Service Class 2

                                              30070-B (New Directions Access)

                                              30070-B (New Directions Access 4)

Lincoln Life Flexible Premium Variable Life   LN930                                           Contrafund - Service Class 2

Account Z                                     (Lincoln Corporate Variable Private Solutions)  Asset Manager - Service Class

Lincoln National Variable Annuity Account 35  19476 (Director)                                Contrafund - Service Class




         IN WITNESS WHEREOF, each of the parties hereto has caused this

Amendment to Schedule A to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

Date      10/6/03                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

    ---------------------

                              By:           /s/ Rise C. M. Taylor

                                         -----------------------------------

                                         Rise C. M. Taylor

                                         Vice President

Date                                 VARIABLE INSURANCE PRODUCTS FUND II

    ---------------------

                              By:             /s/ Maria Dwyer

                                        -----------------------------------

                              Name:             Maria Dwyer

                                        -----------------------------------

                              Title:              Treasurer

                                        -----------------------------------

Date        Oct. 17, 2003              FIDELITY DISTRIBUTORS CORPORATION

    ---------------------

                               By:           /s/ D. Holborn

                                        -----------------------------------

                               Name:             D. Holborn

                                        -----------------------------------

                               Title:           EVP

                                        -----------------------------------


                                 AMENDED SCHEDULE A

                     SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

           EFFECTIVE MAY 1, 2003 (PURSUANT TO SECTION 1.6 OF THE AGREEMENT)




                                                  POLICY FORM NUMBERS OF CONTRACTS

NAME OF SEPARATE ACCOUNT                           FUNDED BY SEPARATE ACCOUNT            FIDELITY FUND (CLASS)

------------------------                           ---------------------------           ---------------------


Lincoln Life Flexible Premium Variable Life    LN660(VUL)( VUL(CV))                Growth Opportunities -- Service Class

Account M                                      LN680(VUL(DB))

                                               LN665 (VUL(CV)-II

Lincoln Life Flexible Premium Variable Life    LN650 (SVUL)                        Growth Opportunities -- Service Class

Separate Account R                             LN655 (SVUL-II)

Lincoln Life Variable Annuity Account W        30070-B (New Directions Core)       Growth Opportunities -- Service Class 2

                                               30070-B (New Directions Access)

                                               30070-B (New Directions Access 4)




     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to

Schedule A to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

Date      10/6/03               THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

    ------------------------

                             By:             /s/ Rise C. M. Taylor

                                  ----------------------------------------------

                                  Rise C. M. Taylor

                                  Vice President

Date                             VARIABLE INSURANCE PRODUCTS FUND III

    -----------------------

                             By:            /s/ Maria Dwyer

                                   ---------------------------------------------

                             Name:          Maria Dwyer

                                   -----------------------------------

                             Title:         Treasurer

                                   -----------------------------------

Date       Oct. 27, 2003         FIDELITY DISTRIBUTORS CORPORATION

    ----------------------

                              By:                /s/ D. Holborn

                                   ---------------------------------------------

                              Name:              D. Holborn

                                   --------------------------------------------

                              Title:             EVP

                                    -------------------------------------------


                               AMENDED SCHEDULE A

                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

        EFFECTIVE MAY 1, 2004 (PURSUANT TO SECTION 1.6 OF THE AGREEMENT)




                                                    POLICY FORM NUMBERS OF CONTRACTS

NAME OF SEPARATE ACCOUNT                               FUNDED BY SEPARATE ACCOUNT             FIDELITY FUND (CLASS)

------------------------                            --------------------------------          ---------------------


Lincoln National Variable Annuity Account C   18829, 25982RSC, 28645 0697                     Contrafund - Service Class

                                              (Individual MultiFund)

                                              30070-B

                                              30070-CD-B (Multi-Fund(R) Select)               Contrafund - Service Class 2

Lincoln National Variable Annuity Account L   GAC96-111; GAC91-101                            Asset Manager - Initial Class

                                              (GVA I, II, III)                                Contrafund  - Service Class 2

Lincoln Life Flexible Premium Variable Life   LN605/615 (VUL I)                               Asset Manager - Initial Class

Account M                                                                                     Investment Grade Bond - Initial Class

                                              LN660(VUL)(VUL(CV))                             Contrafund - Service Class

                                              LN680(VUL(DB))

                                              ELITE SERIES:

                                              LN680 (LVUL(DB))                                Contrafund - Service Class

                                              LN690 (LVUL(DB) II) (LVUL(DB) IV)

                                              MoneyGuard

                                              LN665 (LVUL(CV) II)

                                              LN670 (LVUL(CV) III) (LVUL(CV) IV)

                                              LN691 (LVUL(ONE))

                                              LN693 (Momentum LVUL(ONE))

Lincoln Life Variable Annuity Account N       AN425 (ChoicePlus)                              Contrafund - Service Class 2

                                              30070-B (ChoicePlus II)                         Contrafund - Service Class 2

                                              30070-B (ChoicePlus II Access)

                                              30070-B (ChoicePlus II Bonus)

                                              30070-B (ChoicePlus II Advance)

                                              30070-B [ChoicePlus Assurance - (B Share)]      Contrafund - Service Class 2

                                              30070-B [ChoicePlus Assurance - (C Share)]

                                              30070-B [ChoicePlus Assurance - (L Share)]







                                              30070-B [ChoicePlus Assurance - (Bonus)]

                                              30070-B (ChoicePlus Momentum Income Option)

Lincoln Life Variable Annuity Account Q       28883, 28884, 28890, 28867,  28868,             Contrafund - Service Class

                                              28891, 28903 (Group MultiFund)

Lincoln Life Flexible Premium Variable Life   LN650 (SVUL I)                                  Asset Manager - Initial Class

Separate Account R                                                                            Investment Grade Bond - Initial Class

                                              LN650 (SVUL)                                    Investment Grade Bond - Initial Class

                                              LN655 (SVUL II)                                 Asset Manager - Initial Class

                                                                                              Contrafund - Service Class

                                              ELITE SERIES:

                                              LN655 (SVUL II)                                 Asset Manager - Initial Class

                                              LN656 (SVUL III) (SVUL IV)                      Investment Grade Bond - Initial Class

                                                                                              Contrafund - Service Class

Lincoln Life Flexible Premium Variable Life   LN920/921 (CVUL)                                Contrafund - Service Class

Account S                                     LN925/926 (CVUL Series III)                     Asset Manager - Service Class

                                              ELITE SERIES:

                                              LN925-926 (CVUL Series III)                     Contrafund - Service Class

                                              LN935 (LCV4)                                    Asset Manager - Service Class

Lincoln Life Variable Annuity Account T       30070-B (SEI)                                   Contrafund - Service Class 2

                                              30070-B (SEI Select)

Lincoln Life Variable Annuity Account W       30070-B (New Directions Core)                   Contrafund - Service Class 2

                                              30070-B (New Directions Access)

                                              30070-B (New Directions Access 4)

Lincoln Life Flexible Premium Variable Life   LN930                                           Contrafund - Service Class 2

Account Z                                     (Lincoln Corporate Variable Private Solutions)  Asset Manager - Service Class

Lincoln National Variable Annuity Account 35  19476 (Director)                                Contrafund - Service Class




     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to

Schedule A to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

Date  10/27/04                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

    ------------------

                         By:          /s/ Rise C. M. Taylor

                                      ----------------------------

                                      Rise C. M. Taylor

                                      Vice President

Date  12/07/04                   VARIABLE INSURANCE PRODUCTS FUND II

    ------------------

                         By:          /s/ Christine Reynolds

                                      ----------------------------

                         Name:        Christine Reynolds

                         Title:       Treasurer, SVP

Date  12/07/04                   FIDELITY DISTRIBUTORS CORPORATION

    ------------------

                         By:          /s/ Don Holborn

                                      ----------------------------

                         Name:        Don Holborn

                         Title:       EVP


                   AMENDMENT NO. 7 TO PARTICIPATION AGREEMENT

The Lincoln National Life Insurance Company, Variable Insurance Products Fund

and Fidelity Distributors Corporation, hereby amend their Participation

Agreement, dated September 1, 1996, and as subsequently amended, by replacing

Schedule A in its entirety with the following:

                                   SCHEDULE A

                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

        EFFECTIVE MAY 1, 2005 (PURSUANT TO SECTION 1.6 OF THE AGREEMENT)




                                                     POLICY FORM NUMBERS OF CONTRACTS

          NAME OF SEPARATE ACCOUNT                      FUNDED BY SEPARATE ACCOUNT                  FIDELITY FUND (CLASS)

------------------------------------------------------------------------------------------------------------------------------


Lincoln National Variable Annuity Account C     18829, 25982RSC, 28645 0697, 18831             Growth - Service Class

                                                (Individual Multi-Fund(R))

                                                30070-B (Multi-Fund(R) 5)

                                                30070-CD-B (Multi-Fund(R) Select)              Growth - Service Class 2

Lincoln National Variable Annuity Account L     GAC91-101; GAC96-111                           Equity-Income - Initial Class

                                                GAC96-101                                      Growth - Initial Class

                                                (GVA I, II, III)                               Money Market

Lincoln Life Flexible Premium Variable Life     LN605/615 (VUL I)                              Equity-Income - Initial Class

Account M

                                                LN660(VUL) (VUL(CV))                           Growth - Service Class

                                                LN680(VUL(DB))                                 High Income - Service

                                                LN665(VUL(CV) II)                              Overseas - Service Class

                                                ELITE SERIES:

                                                LN680 (VUL(DB))                                Equity-Income - Service Class

                                                LN665 (VUL(DB) II) (VUL(DB) IV)                Growth - Service Class

                                                MoneyGuard                                     Overseas - Service Class

                                                LN690 (VUL(CV) II) (VULFlex)

                                                LN670 (VUL(CV) III) (VUL(CV) IV)

                                                LN691 (VUL(ONE))

                                                LN693 (Momentum VULONE)

                                                LN694 (VULONE2005)

                                                LN695 (Momentum VULONE2005)







Lincoln Life Variable Annuity Account N         AN425 (ChoicePlus)                             Overseas - Initial Class

                                                                                               Equity-Income - Initial Class

                                                                                               Growth - Initial Class

                                                                                               Equity-Income - Service Class

                                                                                               Growth - Service Class

                                                30296 (ChoicePlus Access)                      Overseas - Service Class 2

                                                30295 (ChoicePlus Bonus)                       Equity-Income - Service Class 2

                                                                                               Growth - Service Class 2

                                                30070-B (ChoicePlus II)                        Equity-Income - Service Class 2

                                                30070-B (ChoicePlus II Access)                 Growth - Service Class 2

                                                30070-B (ChoicePlus II Bonus)                  Overseas - Service Class 2

                                                30070-B (ChoicePlus II Advance)

                                                30070-B ChoicePlus Assurance - (B Share)       Equity-Income - Service Class 2

                                                30070-B ChoicePlus Assurance - (C Share)       Growth - Service Class 2

                                                30070-B ChoicePlus Assurance - (L Share)       Overseas - Service Class 2

                                                30070-B ChoicePlus Assurance - (Bonus)

                                                30070-B ChoicePlus Momentum Income Option

Lincoln Life Variable Annuity Account Q         28883, 28884, 28890, 28867, 28868,             Growth - Service Class

                                                28891, 28903 (Group MultiFund)

Lincoln Life Flexible Premium Variable Life     LN650  (SVUL I)                                Equity-Income - Initial Class

Separate Account R                              LN650  (SVUL)                                  Growth - Service Class

                                                LN655  (SVUL II)                               High Income - Service Class

                                                                                               Overseas - Service Class

                                                ELITE SERIES:

                                                LN655 (SVUL II)                                Equity-Income - Service Class

                                                LN656 (SVUL III) (SVUL IV)                     Growth - Service Class

                                                                                               Overseas - Service Class

Lincoln Life Flexible Premium Variable Life     LN920/921 (CVUL)                               Growth - Service Class

Account S                                       LN925/926 (CVUL Series III)                    High Income - Service Class

                                                                                               Overseas - Service Class

                                                ELITE SERIES:                                  Equity-Income - Service Class

                                                LN925-926 (CVUL Series III)                    Growth - Service Class

                                                LN935 (LCV4)                                   Overseas - Service Class

Lincoln Life Variable Annuity Account T         30070-B (SEI)                                  Equity-Income - Service Class 2

                                                30070-B (SEI Select)                           Growth - Service Class 2

                                                                                               Money Market - Service Class







Lncoln Life Variable Annuity Account W          30070-B (New Directions Core)                  Overseas - Service Class 2

                                                30070-B (New Directions Access)

                                                30070-B (New Directions Access 4)

Lincoln Life Flexible Premium Variable Life     LN930                                          Equity-Income - Service Class

Account Z                                       (Lincoln Corporate Variable Private            Growth - Service Class

                                                Solutions)                                     Overseas - Service Class

Lincoln National Variable Annuity Account 57    19476 (Director)                               Equity Income - Service Class 2

Lincoln National Variable Annuity Account 58    19476 (Director)                               Growth - Service Class 2

Lincoln National Variable Annuity Account 59    19476 (Director)                               Overseas - Service Class 2



     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to

Schedule A to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

Date   June 1, 2005                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

    ----------------

                                     By:    /s/ Rise C.M. Taylor

                                            ------------------------------------

                                     Name:  Rise C. M. Taylor

                                     Title: Vice President

Date   July 15, 2005                 VARIABLE INSURANCE PRODUCTS FUND

    -----------------

                                     By:    /s/ Christine Reynolds

                                            ------------------------------------

                                     Name:  Christine Reynolds

                                     Title: Treasurer, SVP

Date   June 7, 2005                  FIDELITY DISTRIBUTORS CORPORATION

    ----------------

                                     By:    /s/ Bill Loehning

                                            ------------------------------------

                                     Name:  Bill Loehning

                                     Title: EVP


                   AMENDMENT NO. 7 TO PARTICIPATION AGREEMENT

The Lincoln National Life Insurance Company, Variable Insurance Products Fund

III and Fidelity Distributors Corporation, hereby amend their Participation

Agreement, dated October 30, 1998, and as subsequently amended, by replacing

Schedule A in its entirety with the following:

                                   SCHEDULE A

                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

        EFFECTIVE MAY 1, 2005 (PURSUANT TO SECTION 1.6 OF THE AGREEMENT)




                                                     POLICY FORM NUMBERS OF CONTRACTS

          NAME OF SEPARATE ACCOUNT                      FUNDED BY SEPARATE ACCOUNT                  FIDELITY FUND (CLASS)

------------------------------------------------------------------------------------------------------------------------------


Lincoln National Variable Annuity Account C     30070-B (Multi-Fund(R) 5)                      Mid Cap - Service Class 2

Lincoln Life Flexible Premium Variable Life     LN660 (VUL) ( VUL(CV))                         Growth Opportunities -- Service

Account M                                       LN680 (VUL(DB))                                Class

                                                LN665 (VUL(CV) II)

                                                ELITE SERIES:

                                                LN680 (VUL(DB))                                Mid Cap - Service Class

                                                LN690 (VUL(DB) II) (VUL(DB) IV)

                                                MoneyGuard

                                               LN665 (VUL(CV) II) (VULFlex)

                                                LN670 (VUL(CV) III) (VUL(CV) IV)

                                                LN691 (VUL(ONE))

                                                LN693 (Momentum VUL(ONE))

                                                LN694 (VUL(ONE)2005)

                                                LN695 (Momentum VUL(ONE)2005)







Lincoln Life Variable Annuity Account N         AN425 (ChoicePlus)                             Mid Cap - Service Class 2

                                                30296 (ChoicePlus Access)

                                                30295 (ChoicePlus Bonus)

                                                30070-B (ChoicePlus II)

                                                30070-B (ChoicePlus II Access)

                                                30070-B (ChoicePlus II Bonus)

                                                30070-B (ChoicePlus II Advance)

                                                30070-B (ChoicePlus Assurance B Share)

                                                30070-B (ChoicePlus Assurance C Share)

                                                30070-B (ChoicePlus Assurance L Share)

                                                30070-B (ChoicePlus Assurance Bonus)

                                                30070-B (ChoicePlus Momentum Income Option)

Lincoln Life Flexible Premium Variable Life     LN650 (SVUL)                                   Growth Opportunities -- Service

Separate Account R                              LN655 (SVUL-II)                                Class

                                                ELITE SERIES:

                                                LN655 (SVUL II)                                Mid Cap - Service Class

                                                LN656 (SVUL III) (SVUL IV)

Lincoln Life Flexible Premium Variable Life     LN920/921 (CVUL)                               Mid Cap - Service Class

Account S                                       LN925/926 (CVUL Series III)

                                                LN925/926 (CVUL Series III) (Elite)

                                                LN935 (LCV4)

Lincoln Life Variable Annuity Account W         30070-B (New Directions Core)                  Growth Opportunities - Service

                                                30070-B (New Directions Access)                Class 2

                                                30070-B (New Directions Access 4)

Lincoln National Variable Annuity Account 84    19476 (Director)                               Mid Cap - Initial Class




     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to

Schedule A to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

Date    June 1, 2005                 THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

    -------------------

                                     By:    /s/ Rise C.M. Taylor

                                            ------------------------------------

                                     Name:  Rise C. M. Taylor

                                     Title: Vice President

Date    July 15, 2005                VARIABLE INSURANCE PRODUCTS FUND III

    -------------------

                                     By:    /s/ Christine Reynolds

                                            ------------------------------------

                                     Name:  Christine Reynolds

                                     Title: Treasurer, SVP

Date    June 7, 2005                 FIDELITY DISTRIBUTORS CORPORATION

    -------------------

                                     By:    /s/ Bill Loehning

                                            ------------------------------------

                                    Name:  Bill Loehning

                                     Title: EVP


                   AMENDMENT NO. 9 TO PARTICIPATION AGREEMENT

The Lincoln National Life Insurance Company, Variable Insurance Products Fund II

and Fidelity Distributors Corporation, hereby amend their Participation

Agreement, dated September 1, 1996, and as subsequently amended, by replacing

Schedule A in its entirety with the following:

                                   SCHEDULE A

                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

        EFFECTIVE MAY 1, 2005 (PURSUANT TO SECTION 1.6 OF THE AGREEMENT)




                                                     POLICY FORM NUMBERS OF CONTRACTS

          NAME OF SEPARATE ACCOUNT                      FUNDED BY SEPARATE ACCOUNT                  FIDELITY FUND (CLASS)

------------------------------------------------------------------------------------------------------------------------------


Lincoln National Variable Annuity Account C     18829, 25982RSC, 28645 0697                    Contrafund - Service Class

                                                (Individual Multi-Fund(R))

                                                30070-B (Multi-Fund(R) 5)

                                                30070-CD-B (Multi-Fund(R) Select)              Contrafund - Service Class 2

Lincoln National Variable Annuity Account L     GAC96-111; GAC91-101                           Asset Manager - Initial Class

                                                (GVA I, II, III)                               Contrafund - Service Class 2

Lincoln Life Flexible Premium Variable Life     LN605/615 (VUL I)                              Asset Manager - Initial Class

Account M                                                                                      Investment Grade Bond - Initial

                                                                                               Class

                                                LN660(VUL) (VUL(CV) II)                        Contrafund - Service Class

                                                LN680(VUL(DB))

                                                ELITE SERIES:

                                                LN680 (VUL(DB))                                Contrafund - Service Class

                                                LN690 (VUL(DB) II) (VUL(DB) IV) MoneyGuard

                                                LN665 (VUL(CV) II) (VULFlex)

                                                LN670 (VUL(CV) III) (VUL(CV) IV)

                                                LN691 (VUL(ONE))

                                                LN693 (Momentum VUL(ONE))

                                                LN694 (VUL(ONE)2005)

                                                LN695 (Momentum VUL(ONE)2005)







Lincoln Life Variable Annuity Account N         AN425 (ChoicePlus)                             Contrafund - Service Class 2

                                                30070-B (ChoicePlus II)                        Contrafund - Service Class 2

                                                30070-B (ChoicePlus II Access)

                                                30070-B (ChoicePlus II Bonus)

                                                30070-B (ChoicePlus II Advance)

                                                30070-B [ChoicePlus Assurance - (B Share)]     Contrafund - Service Class 2

                                                30070-B [ChoicePlus Assurance - (C Share)]

                                                30070-B [ChoicePlus Assurance - (L Share)]

                                                30070-B [ChoicePlus Assurance - (Bonus)]

                                                30070-B (ChoicePlus Momentum Income Option)

Lincoln Life Variable Annuity Account Q         28883, 28884, 28890, 28867, 28868,             Contrafund - Service Class

                                                28891, 28903 (Group MultiFund)

Lincoln Life Flexible Premium Variable Life     LN650 (SVUL I)                                 Asset Manager - Initial Class

Separate Account R                                                                             Investment Grade Bond - Initial

                                                                                               Class

                                                LN650 (SVUL)                                   Investment Grade Bond - Initial

                                                LN655 (SVUL II)                                Class

                                                                                               Asset Manager - Initial Class

                                                                                               Contrafund - Service Class

                                                ELITE SERIES:

                                                LN655 (SVUL II)                                Asset Manager - Initial Class

                                                LN656 (SVUL III) (SVUL IV)                     Investment Grade Bond - Initial

                                                                                               Class

                                                                                               Contrafund - Service Class

Lincoln Life Flexible Premium Variable Life     LN920/921 (CVUL)                               Contrafund - Service Class

Account S                                       LN925/926 (CVUL Series III)                    Asset Manager - Service Class

                                                ELITE SERIES:

                                                LN925-926 (CVUL Series III)                    Contrafund - Service Class

                                                LN935 (LCV4)                                   Asset Manager - Service Class

Lincoln Life Variable Annuity Account T         30070-B (SEI)                                  Contrafund - Service Class 2

                                                30070-B (SEI Select)







Lincoln Life Variable Annuity Account W         30070-B (New Directions Core)                  Contrafund - Service Class 2

                                                30070-B (New Directions Access)

                                                30070-B (New Directions Access 4)

Lincoln Life Flexible Premium Variable Life     LN930                                          Contrafund - Service Class 2

Account Z                                       (Lincoln Corporate Variable Private            Asset Manager - Service Class

                                                Solutions)

Lincoln National Variable Annuity Account 35    19476 (Director)                               Contrafund - Service Class



     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to

Schedule A to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

Date  June 1, 2005                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

    ------------------

                                     By:    /s/ Rise C. M. Taylor

                                            ------------------------------------

                                     Name:  Rise C. M. Taylor

                                     Title: Vice President

Date  July 15, 2005                  VARIABLE INSURANCE PRODUCTS FUND II

    ------------------

                                     By:    /s/ Christine Reynolds

                                            ------------------------------------

                                     Name:  Christine Reynolds

                                     Title: Treasurer, SVP

Date  June 7, 2005                   FIDELITY DISTRIBUTORS CORPORATION

    ------------------

                                     By:    /s/ Bill Loehining

                                            ------------------------------------

                                     Name:  Bill Loehning

                                     Title: EVP


                   AMENDMENT NO. 8 TO PARTICIPATION AGREEMENT

The Lincoln National Life Insurance Company, Variable Insurance Products Fund

III and Fidelity Distributors Corporation, hereby amend their Participation

Agreement, dated October 30, 1998, and as subsequently amended, by replacing

Schedule A and Schedule C in their entirety with the following:

                                   SCHEDULE A

                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

       EFFECTIVE APRIL 1, 2006 (PURSUANT TO SECTION 1.6 OF THE AGREEMENT)




                                                     POLICY FORM NUMBERS OF CONTRACTS

           NAME OF SEPARATE ACCOUNT                     FUNDED BY SEPARATE ACCOUNT                    FIDELITY FUND (CLASS)

--------------------------------------------  ----------------------------------------------  --------------------------------------


Lincoln National Variable Annuity Account C   30070-B (Multi-Fund(R) 5)                       Mid Cap - Service Class 2

Lincoln Life Flexible Premium Variable Life   LN660 (VUL) ( VUL(CV))                          Growth Opportunities -- Service Class

Account M                                     LN680 (VUL(DB))

                                              LN665 (VUL(CV) II)

                                              ELITE SERIES:

                                              LN680 (VUL(DB))                                 Mid Cap - Service Class

                                              LN690 (VUL(DB) II) (VUL(DB) IV)

                                              MoneyGuard

                                              LN665 (VUL(CV) II) (VULFlex)

                                              LN670 (VUL(CV) III) (VUL(CV) IV)

                                              LN691 (VUL(ONE))

                                              LN693 (Momentum VUL(ONE))

                                              LN694 (VUL(ONE)2005)

                                              LN695 (Momentum VUL(ONE)2005)







Lincoln Life Variable Annuity Account N       AN425 (ChoicePlus)                              Mid Cap - Service Class 2

                                              30296 (ChoicePlus Access)

                                              30295 (ChoicePlus Bonus)

                                              30070-B (ChoicePlus II)

                                              30070-B (ChoicePlus II Access)

                                              30070-B (ChoicePlus II Bonus)

                                              30070-B (ChoicePlus II Advance)

                                              30070-B (ChoicePlus Assurance B Share)

                                              30070-B (ChoicePlus Assurance C Share)

                                              30070-B (ChoicePlus Assurance L Share)

                                              30070-B (ChoicePlus Assurance Bonus)

                                              30070-B (ChoicePlus Momentum Income Option)

Lincoln Life Flexible Premium Variable Life   LN650 (SVUL)                                    Growth Opportunities -- Service Class

Separate Account R                            LN655 (SVUL-II)

                                              ELITE SERIES:

                                              LN655 (SVUL II)                                 Mid Cap - Service Class

                                              LN656 (SVUL III) (SVUL IV)

Lincoln Life Flexible Premium Variable Life   LN920/921 (CVUL)                                Mid Cap - Service Class

Account S                                     LN925/926 (CVUL Series III)

                                              LN925/926 (CVUL Series III) (Elite)

                                              LN935 (LCV4)

Lincoln Life Variable Annuity Account W       30070-B (New Directions Core)                   Growth Opportunities - Service Class 2

                                              30070-B (New Directions Access)

                                              30070-B (New Directions Access 4)

Lincoln National Variable Annuity Account 84  19476 (Director)                                Mid Cap - Initial Class

Lincoln Life Separate Account 4k              19476 (Lincoln American Legacy Retirement       Mid Cap - Service Class 2

                                              Group Variable Annuity)




                             Amendment to Schedule C

                             Effective April 1, 2006

Other investment companies currently available under the separate accounts listed in Amended Schedule A:

AIM, American Century, American Funds, DWS (f/k/a Scudder), Baron, Delaware,

Dreyfus, Franklin Templeton, Janus, Lincoln National, MFS, Neuberger Berman,

OpCap, Oppenheimer, Putnam, T. Rowe Price, Wells Fargo

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to

Schedules A and C to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

Date 4/1/06                          THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                                     By: /s/ Rise C.M. Taylor

                                         ---------------------------------------

                                     Name: Rise C. M. Taylor

                                     Title: Vice President

Date 4/1/06                          VARIABLE INSURANCE PRODUCTS FUND III

                                     By: /s/ Christine Reynolds

                                         ---------------------------------------

                                     Name: Christine Reynolds

                                     Title: Treasurer, SVP

Date 4/20/06                         FIDELITY DISTRIBUTORS CORPORATION

                                     By: /s/ Bill Loehning

                                         ---------------------------------------

                                    Name: Bill Loehning

                                     Title: EVP


                   AMENDMENT NO. 9 TO PARTICIPATION AGREEMENT

The Lincoln National Life Insurance Company, Variable Insurance Products Fund

III and Fidelity Distributors Corporation, hereby amend their Participation

Agreement, dated October 30, 1998, and as subsequently amended, by replacing

Schedule A and Schedule C in their entirety with the following:

                                   SCHEDULE A

                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

        EFFECTIVE MAY 1, 2006 (PURSUANT TO SECTION 1.6 OF THE AGREEMENT)




                                                     POLICY FORM NUMBERS OF CONTRACTS

          NAME OF SEPARATE ACCOUNT                       FUNDED BY SEPARATE ACCOUNT                    FIDELITY FUND (CLASS)

--------------------------------------------  ----------------------------------------------  --------------------------------------


Lincoln National Variable Annuity Account C   30070-B (Multi-Fund(R) 5)                       Mid Cap - Service Class 2

Lincoln Life Flexible Premium Variable Life   LN660 (VUL) ( VUL(CV))                          Growth Opportunities -- Service Class

Account M                                     LN680 (VUL(DB))

                                              LN665 (VUL(CV) II)

                                              ELITE SERIES:

                                              LN680 (VUL(DB))                                 Mid Cap - Service Class

                                              LN690 (VUL(DB) II) (VUL(DB) IV)

                                              MoneyGuard

                                              LN665 (VUL(CV) II) (VULFlex)

                                              LN670 (VUL(CV) III) (VUL(CV) IV)

                                              LN691 (VUL(ONE))

                                              LN693 (Momentum VUL(ONE))

                                              LN694 (VUL(ONE)2005)

                                              LN695 (Momentum VUL(ONE)2005)







Lincoln Life Variable Annuity Account N       AN425 (ChoicePlus)                              Mid Cap - Service Class 2

                                              30296 (ChoicePlus Access)

                                              30295 (ChoicePlus Bonus)

                                              30070-B (ChoicePlus II)

                                              30070-B (ChoicePlus II Access)

                                              30070-B (ChoicePlus II Bonus)

                                              30070-B (ChoicePlus II Advance)

                                              30070-B (ChoicePlus Assurance B Share)

                                              30070-B (ChoicePlus Assurance C Share)

                                              30070-B (ChoicePlus Assurance L Share)

                                              30070-B (ChoicePlus Assurance Bonus)

                                              30070-B (ChoicePlus Momentum Income Option)

Lincoln Life Flexible Premium Variable Life   LN650 (SVUL)                                    Growth Opportunities -- Service Class

Separate Account R                            LN655 (SVUL-II)

                                              ELITE SERIES:

                                              LN655 (SVUL II)                                 Mid Cap - Service Class

                                              LN656 (SVUL III) (SVUL IV)

                                              LN657 (SVULONE)

                                              LN658 (Momentum SVULONE)

Lincoln Life Flexible Premium Variable Life   LN920/921 (CVUL)                                Mid Cap - Service Class

Account S                                     LN925/926 (CVUL Series III)

                                              LN925/926 (CVUL Series III) (Elite)

                                              LN935 (LCV4)

                                              LN939 (LCV5)

Lincoln Life Variable Annuity Account W       30070-B (New Directions Core)                   Growth Opportunities - Service Class 2

                                              30070-B (New Directions Access)

                                              30070-B (New Directions Access 4)

Lincoln Life Flexible Premium Variable Life   LN930 (Lincoln Corporate Private Solution)      Mid Cap - Service Class

Account Z                                                                                     Growth Opportunities - Service Class







Lincoln National Variable Annuity Account 84  19476 (Director)                                Mid Cap - Initial Class

Lincoln Life Separate Account 4k              19476 (Lincoln American Legacy Retirement       Mid Cap - Service Class 2

                                              Group Variable Annuity)




                             Amendment to Schedule C

                             Effective May 1, 2006

Other investment companies currently available under the separate accounts listed in Amended Schedule A:

AIM, Alger, Alliance, American Century, American Funds, DWS (f/k/a Scudder),

Baron, Delaware, Dreyfus, Evergreen, Franklin Templeton, Janus, Lincoln

National, M Funds, MFS, Neuberger Berman, OpCap, Oppenheimer, Putnam, T. Rowe

Price, Wells Fargo

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to

Schedules A and C to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

Date 6/12/06                             THE LINCOLN NATIONAL LIFE INSURANCE

                                         COMPANY

                                     By: /s/ Kelly D. Clevenger

                                         ---------------------------------------

                                         Name: Kelly D. Clevenger

                                         Title: Vice President

Date 8/31/06                             VARIABLE INSURANCE PRODUCTS FUND III

                                     By: /s/ Christine Reynolds

                                         ---------------------------------------

                                         Name: Christine Reynolds

                                         Title: Treasurer, SVP

Date 10/5/06                         FIDELITY DISTRIBUTORS CORPORATION

                                     By: /s/ Bill Loehning

                                         ---------------------------------------

                                         Name: Bill Loehning

                                         Title: EVP


                   AMENDMENT NO. 10 TO PARTICIPATION AGREEMENT

The Lincoln National Life Insurance Company, Variable Insurance Products Fund

III and Fidelity Distributors Corporation, hereby amend their Participation

Agreement, dated October 30, 1998, and as subsequently amended, by replacing

Schedule A in its entirety with the following:

                                   SCHEDULE A

                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

      EFFECTIVE OCTOBER 1, 2006 (PURSUANT TO SECTION 1.6 OF THE AGREEMENT)




                                                     POLICY FORM NUMBERS OF CONTRACTS

          NAME OF SEPARATE ACCOUNT                       FUNDED BY SEPARATE ACCOUNT                   FIDELITY FUND (CLASS)

--------------------------------------------  ----------------------------------------------  --------------------------------------


Lincoln National Variable Annuity Account C   30070-B (Multi-Fund(R)5)                        Mid Cap - Service Class 2

Lincoln Life Flexible Premium Variable Life   LN660 (VUL)(VUL(CV))                            Growth Opportunities -- Service Class

Account M                                     LN680 (VUL(DB))

                                              LN665 (VUL(CV) II)

                                              ELITE SERIES:

                                              LN680 (VUL(DB))                                 Mid Cap - Service Class

                                              LN690 (VUL(DB)II)(VUL(DB)IV)

                                              MoneyGuard

                                              LN665 (VUL(CV)II)(VULFlex)

                                              LN670 (VUL(CV)III)(VUL(CV)IV)

                                              LN691 (VUL(ONE))

                                              LN693 (Momentum VUL(ONE))

                                              LN694 (VUL(ONE)2005)

                                              LN695 (Momentum VUL(ONE)2005)







Lincoln Life Variable Annuity Account N       AN425 (ChoicePlus)                              Mid Cap - Service Class 2

                                              30296 (ChoicePlus Access)

                                              30295 (ChoicePlus Bonus)

                                              30070-B (ChoicePlus II)

                                              30070-B (ChoicePlus II Access)

                                              30070-B (ChoicePlus II Bonus)

                                              30070-B (ChoicePlus II Advance)

                                              30070-B (ChoicePlus Assurance B Share)

                                              30070-B (ChoicePlus Assurance C Share)

                                              30070-B (ChoicePlus Assurance L Share)

                                              30070-B (ChoicePlus Assurance Bonus)

                                              30070-B (ChoicePlus Momentum Income Option)

                                              30070-CP-Design (all variations)

                                              (ChoicePlus Design)

Lincoln Life Flexible Premium Variable Life   LN650 (SVUL)                                    Growth Opportunities -- Service Class

Separate Account R                            LN655 (SVUL-II)

                                              ELITE SERIES:

                                              LN655 (SVUL II)                                 Mid Cap - Service Class

                                              LN656 (SVUL III) (SVUL IV)

                                              LN657 (SVUL(ONE))

                                              LN658 (Momentum SVUL(ONE))

Lincoln Life Flexible Premium Variable Life   LN920/921 (CVUL)                                Mid Cap - Service Class

Account S                                     LN925/926 (CVUL Series III)

                                              LN925/926 (CVUL Series III) (Elite)

                                              LN935 (LCV4)

                                              LN939 (LCV5)

Lincoln Life Variable Annuity Account W       30070-B (New Directions Core)                   Growth Opportunities - Service Class 2

                                              30070-B (New Directions Access)

                                              30070-B (New Directions Access 4)

                                              LN930 (Lincoln Corporate Private Solution)      Mid Cap - Service Class







Lincoln Life Flexible Premium Variable Life                                                   Growth Opportunities - Service Class

Account Z

Lincoln National Variable Annuity Account 84  19476 (Director)                                Mid Cap - Initial Class

Lincoln Life Separate Account 4k              19476 (Lincoln American Legacy Retirement       Mid Cap - Service Class 2

                                              Group Variable Annuity)



Date 11/1/06                         THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                                     By: /s/ Kelly D. Clevenger

                                         ---------------------------------------

                                     Name: Kelly D. Clevenger

                                     Title: Vice President

Date 12/7/06                         VARIABLE INSURANCE PRODUCTS FUND III

                                     By: /s/ Christine Reynolds

                                         ---------------------------------------

                                     Name: Christine Reynolds

                                     Title: Treasurer

Date 11/27/06                        FIDELITY DISTRIBUTORS CORPORATION

                                     By: /s/ Bill Loehning

                                         ---------------------------------------

                                     Name: Bill Loehning

                                     Title: EVP


                   AMENDMENT NO. 10 TO PARTICIPATION AGREEMENT

The Lincoln National Life Insurance Company, Variable Insurance Products Fund II

and Fidelity Distributors Corporation, hereby amend their Participation

Agreement, dated September 1, 1996, and as subsequently amended, by replacing

Schedule A and Schedule C in their entirety with the following:

                                   SCHEDULE A

                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

       EFFECTIVE APRIL 1, 2006 (PURSUANT TO SECTION 1.6 OF THE AGREEMENT)




                                                      POLICY FORM NUMBERS OF CONTRACTS

           NAME OF SEPARATE ACCOUNT                      FUNDED BY SEPARATE ACCOUNT                  FIDELITY FUND (CLASS)

--------------------------------------------  ----------------------------------------------  --------------------------------------


Lincoln National Variable Annuity Account C   18829, 25982RSC, 28645 0697                     Contrafund - Service Class

                                              (Individual Multi-Fund(R))

                                              30070-B (Multi-Fund(R) 5)

                                              30070-CD-B (Multi-Fund(R) Select)               Contrafund - Service Class 2

Lincoln National Variable Annuity Account L   GAC96-111; GAC91-101                            Asset Manager - Initial Class

                                              (GVA I, II, III)                                Contrafund  - Service Class 2

Lincoln Life Flexible Premium Variable Life   LN605/615 (VUL I)                               Asset Manager - Initial Class

Account M                                                                                     Investment Grade Bond - Initial Class

                                              LN660(VUL) (VUL(CV) II)                         Contrafund - Service Class

                                              LN680(VUL(DB))

                                              ELITE SERIES:

                                              LN680 (VUL(DB))                                  Contrafund - Service Class

                                              LN690 (VUL(DB) II) (VUL(DB) IV)

                                              MoneyGuard

                                              LN665 (VUL(CV) II) (VULFlex)

                                              LN670 (VUL(CV) III) (VUL(CV) IV)

                                              LN691 (VUL(ONE))

                                              LN693 (Momentum VUL(ONE))

                                              LN694 (VUL(ONE)2005)

                                              LN695 (Momentum VUL(ONE)2005)







Lincoln Life Variable Annuity Account N       AN425 (ChoicePlus)                              Contrafund - Service Class 2

                                              30070-B (ChoicePlus II)                         Contrafund - Service Class 2

                                              30070-B (ChoicePlus II Access)

                                              30070-B (ChoicePlus II Bonus)

                                              30070-B (ChoicePlus II Advance)

                                              30070-B [ChoicePlus Assurance - (B Share)]      Contrafund - Service Class 2

                                              30070-B [ChoicePlus Assurance - (C Share)]

                                              30070-B [ChoicePlus Assurance - (L Share)]

                                              30070-B [ChoicePlus Assurance - (Bonus)]

                                              30070-B (ChoicePlus Momentum Income Option)

Lincoln Life Variable Annuity Account Q       28883, 28884, 28890, 28867,  28868,             Contrafund - Service Class

                                              28891, 28903 (Group MultiFund)

Lincoln Life Flexible Premium Variable Life   LN650 (SVUL I)                                  Asset Manager - Initial Class

Separate Account R                                                                            Investment Grade Bond - Initial Class

                                              LN650 (SVUL)                                    Investment Grade Bond - Initial Class

                                              LN655 (SVUL II)                                 Asset Manager - Initial Class

                                                                                              Contrafund - Service Class

                                              ELITE SERIES:

                                              LN655 (SVUL II)                                 Asset Manager - Initial Class

                                              LN656 (SVUL III) (SVUL IV)                      Investment Grade Bond - Initial Class

                                                                                              Contrafund - Service Class

Lincoln Life Flexible Premium Variable Life   LN920/921 (CVUL)                                Contrafund - Service Class

Account S                                     LN925/926 (CVUL Series III)                     Asset Manager - Service Class

                                              ELITE SERIES:

                                              LN925-926 (CVUL Series III)                     Contrafund - Service Class

                                              LN935 (LCV4)                                    Asset Manager - Service Class

Lincoln Life Variable Annuity Account T       30070-B (SEI)                                   Contrafund - Service Class 2

                                              30070-B (SEI Select)







Lincoln Life Variable Annuity Account W       30070-B (New Directions Core)                   Contrafund - Service Class 2

                                              30070-B (New Directions Access)

                                              30070-B (New Directions Access 4)

Lincoln Life Flexible Premium Variable Life   LN930                                           Contrafund - Service Class 2

Account Z                                     (Lincoln Corporate Variable Private Solutions)  Asset Manager - Service Class

Lincoln National Variable Annuity Account 35  19476 (Director)                                Contrafund - Service Class

Lincoln Life Separate Account 4k              19476 (Lincoln American Legacy Retirement       Contrafund - Service Class 2

                                              Group Variable Annuity)




                             Amendment to Schedule C

                             Effective April 1, 2006

Other investment companies currently available under the separate accounts listed in Amended Schedule A:

AIM, American Century, American Funds, DWS (f/k/a Scudder), Baron, Delaware,

Dreyfus, Franklin Templeton, Janus, Lincoln National, MFS, Neuberger Berman,

OpCap, Oppenheimer, Putnam, T. Rowe Price, Wells Fargo

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to

Schedules A and C to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

Date 4/1/06                          THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                                     By: /s/ Rise C.M. Taylor

                                         ---------------------------------------

                                     Name:  Rise C. M. Taylor

                                     Title: Vice President

Date 4/1/06                          VARIABLE INSURANCE PRODUCTS FUND II

                                     By: /s/ Christine Reynolds

                                         ---------------------------------------

                                     Name:  Christine Reynolds

                                     Title: Treasurer, SVP

Date 4/20/06                         FIDELITY DISTRIBUTORS CORPORATION

                                     By: /s/ Bill Loehning

                                         ---------------------------------------

                                     Name:  Bill Loehning

                                     Title: EVP


                   AMENDMENT NO. 11 TO PARTICIPATION AGREEMENT

The Lincoln National Life Insurance Company, Variable Insurance Products Fund II

and Fidelity Distributors Corporation, hereby amend their Participation

Agreement, dated September 1, 1996, and as subsequently amended, by replacing

Schedule A and Schedule C in their entirety with the following:

                                   SCHEDULE A

                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

        EFFECTIVE MAY 1, 2006 (PURSUANT TO SECTION 1.6 OF THE AGREEMENT)




                                                     POLICY FORM NUMBERS OF CONTRACTS

          NAME OF SEPARATE ACCOUNT                      FUNDED BY SEPARATE ACCOUNT                     FIDELITY FUND (CLASS)

--------------------------------------------  ----------------------------------------------  --------------------------------------


Lincoln National Variable Annuity Account C   18829, 25982RSC, 28645 0697                     Contrafund - Service Class

                                              (Individual Multi-Fund(R))

                                              30070-B (Multi-Fund(R) 5)

                                              30070-CD-B (Multi-Fund(R) Select)                 Contrafund - Service Class 2

Lincoln National Variable Annuity Account L   GAC96-111; GAC91-101                            Asset Manager - Initial Class

                                              (GVA I, II, III)                                Contrafund  - Service Class 2

Lincoln Life Flexible Premium Variable Life   LN605/615 (VUL I)                               Asset Manager - Initial Class

Account M                                                                                     Investment Grade Bond - Initial Class

                                              LN660(VUL) (VUL(CV) II)                         Contrafund - Service Class

                                              LN680(VUL(DB))

                                              ELITE SERIES:

                                              LN680 (VUL(DB))                                 Contrafund - Service Class

                                              LN690 (VUL(DB) II) (VUL(DB) IV)

                                              MoneyGuard

                                              LN665 (VUL(CV) II) (VULFlex)

                                              LN670 (VUL(CV) III) (VUL(CV) IV)

                                              LN691 (VUL(ONE))

                                              LN693 (Momentum VUL(ONE))

                                              LN694 (VUL(ONE)2005)

                                              LN695 (Momentum VUL(ONE)2005)







Lincoln Life Variable Annuity Account N       AN425 (ChoicePlus)                              Contrafund - Service Class 2

                                              30070-B (ChoicePlus II)                         Contrafund - Service Class 2

                                              30070-B (ChoicePlus II Access)

                                              30070-B (ChoicePlus II Bonus)

                                              30070-B (ChoicePlus II Advance)

                                              30070-B [ChoicePlus Assurance - (B Share)]      Contrafund - Service Class 2

                                              30070-B [ChoicePlus Assurance - (C Share)]

                                              30070-B [ChoicePlus Assurance - (L Share)]

                                              30070-B [ChoicePlus Assurance - (Bonus)]

                                              30070-B (ChoicePlus Momentum Income Option)

Lincoln Life Variable Annuity Account Q       28883, 28884, 28890, 28867,  28868,             Contrafund - Service Class

                                              28891, 28903 (Group MultiFund)

Lincoln Life Flexible Premium Variable Life   LN650 (SVUL I)                                  Asset Manager - Initial Class

Separate Account R                                                                            Investment Grade Bond - Initial Class

                                              LN650 (SVUL)                                    Investment Grade Bond - Initial Class

                                              LN655 (SVUL II)                                 Asset Manager - Initial Class

                                                                                              Contrafund - Service Class

                                              ELITE SERIES:

                                              LN655 (SVUL II)                                 Asset Manager - Initial Class

                                              LN656 (SVUL III) (SVUL IV)                      Investment Grade Bond - Initial Class

                                                                                              Contrafund - Service Class

                                              LN657 (SVUL(ONE))                               Contrafund - Service Class

                                              LN658 (Momentum SVUL(ONE))

Lincoln Life Flexible Premium Variable Life   LN920/921 (CVUL)                                Contrafund - Service Class

Account S                                     LN925/926 (CVUL Series III)                     Asset Manager - Service Class

                                              ELITE SERIES:

                                              LN925-926 (CVUL Series III)                     Contrafund - Service Class

                                              LN935 (LCV4)                                    Asset Manager - Service Class

                                              LN939 (LCV5)







Lincoln Life Variable Annuity Account T       30070-B (SEI)                                   Contrafund - Service Class 2

                                              30070-B (SEI Select)

Lincoln Life Variable Annuity Account W       30070-B (New Directions Core)                   Contrafund - Service Class 2

                                              30070-B (New Directions Access)

                                              30070-B (New Directions Access 4)

Lincoln Life Flexible Premium Variable Life   LN930                                           Contrafund - Service Class 2

Account Z                                     (Lincoln Corporate Variable Private Solutions)  Asset Manager - Service Class

                                                                                              Investment Grade Bond - Service Class

Lincoln National Variable Annuity Account 35  19476 (Director)                                Contrafund - Service Class

Lincoln Life Separate Account 4k              19476 (Lincoln American Legacy Retirement       Contrafund - Service Class 2

                                              Group Variable Annuity)




                             Amendment to Schedule C

                              Effective May 1, 2006

Other investment companies currently available under the separate accounts listed in Amended Schedule A:

AIM, Alger, Alliance, American Century, American Funds, DWS (f/k/a Scudder),

Baron, Delaware, Dreyfus, Evergreen, Franklin Templeton, Janus, Lincoln

National, M Funds, MFS, Neuberger Berman, OpCap, Oppenheimer, Putnam, T. Rowe

Price, Wells Fargo

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to

Schedules A and C to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

Date 6/12/06                         THE LINCOLN NATIONAL LIFE INSURANCE

                                     COMPANY

                                     By: /s/ Kelly D. Clevenger

                                         ---------------------------------------

                                         Name: Kelly D. Clevenger

                                         Title: Vice President

Date 8/31/06                         VARIABLE INSURANCE PRODUCTS FUND II

                                     By: /s/ Christine Reynolds

                                         ---------------------------------------

                                         Name: Christine Reynolds

                                         Title: Treasurer, SVP

Date 10/5/06                         FIDELITY DISTRIBUTORS CORPORATION

                                     By: /s/ Bill Loehning

                                         ---------------------------------------

                                         Name: Bill Loehning

                                         Title: EVP


                   AMENDMENT NO. 12 TO PARTICIPATION AGREEMENT

The Lincoln National Life Insurance Company, Variable Insurance Products Fund II

and Fidelity Distributors Corporation, hereby amend their Participation

Agreement, dated September 1, 1996, and as subsequently amended, by replacing

Schedule A in its entirety with the Attached Schedule A.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to

Schedule A to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

Date 11/1/06                         THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                                     By: /s/ Kelly D. Clevenger

                                         ---------------------------------------

                                     Name: Kelly D. Clevenger

                                     Title: Vice President

Date 12/7/06                         VARIABLE INSURANCE PRODUCTS FUND II

                                     By: /s/ Christine Reynolds

                                         ---------------------------------------

                                     Name: Christine Reynolds

                                     Title: Treasurer

Date 11/27/06                        FIDELITY DISTRIBUTORS CORPORATION

                                     By: /s/ Bill Loehning

                                         ---------------------------------------

                                     Name: Bill Loehning

                                     Title: EVP


                                   SCHEDULE A

                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

      EFFECTIVE OCTOBER 1, 2006 (PURSUANT TO SECTION 1.6 OF THE AGREEMENT)




                                                     POLICY FORM NUMBERS OF CONTRACTS

           NAME OF SEPARATE ACCOUNT                     FUNDED BY SEPARATE ACCOUNT                      FIDELITY FUND (CLASS)

------------------------------------------------------------------------------------------------------------------------------------


Lincoln National Variable Annuity Account C   18829, 25982RSC, 28645 0697                     Contrafund - Service Class

                                              (Individual Multi-Fund(R))

                                              30070-B (Multi-Fund(R) 5)

                                              30070-CD-B (Multi-Fund(R) Select)               Contrafund - Service Class 2

Lincoln National Variable Annuity Account L   GAC96-111; GAC91-101                            Asset Manager - Initial Class

                                              (GVA I, II, III)                                Contrafund  - Service Class 2

Lincoln Life Flexible Premium Variable Life   LN605/615 (VUL I)                               Asset Manager - Initial Class

Account M                                                                                     Investment Grade Bond - Initial Class

                                              LN660(VUL) (VUL(CV) II)                         Contrafund - Service Class

                                              LN680(VUL(DB))

                                              ELITE SERIES:

                                              LN680 (VUL(DB))                                 Contrafund - Service Class

                                              LN690 (VUL(DB) II) (VUL(DB) IV)

                                              MoneyGuard

                                              LN665 (VUL(CV) II) (VULFlex)

                                              LN670 (VUL(CV) III) (VUL(CV) IV)

                                              LN691 (VUL(ONE))

                                              LN693 (Momentum VUL(ONE))

                                              LN694 (VUL(ONE)2005)

                                              LN695 (Momentum VUL(ONE)2005)







Lincoln Life Variable Annuity Account N       AN425 (ChoicePlus)                              Contrafund - Service Class 2

                                              30070-B (ChoicePlus II)                         Contrafund - Service Class 2

                                              30070-B (ChoicePlus II Access)

                                              30070-B (ChoicePlus II Bonus)

                                              30070-B (ChoicePlus II Advance)

                                              30070-B [ChoicePlus Assurance - (B Share)]      Contrafund - Service Class 2

                                              30070-B [ChoicePlus Assurance - (C Share)]

                                              30070-B [ChoicePlus Assurance - (L Share)]

                                              30070-B [ChoicePlus Assurance - (Bonus)]

                                              30070-B (ChoicePlus Momentum Income Option)

                                              30070-CP-Design (all variations)

                                              (ChoicePlus Design)

Lincoln Life Variable Annuity Account Q       28883, 28884, 28890, 28867, 28868,              Contrafund - Service Class

                                              28891, 28903 (Group MultiFund)

Lincoln Life Flexible Premium Variable Life   LN650 (SVUL I)                                  Asset Manager - Initial Class

Separate Account R                                                                            Investment Grade Bond - Initial Class

                                              LN650 (SVUL)                                    Investment Grade Bond - Initial Class

                                              LN655 (SVUL II)                                 Asset Manager - Initial Class

                                                                                              Contrafund - Service Class

                                              ELITE SERIES:

                                              LN655 (SVUL II)                                 Asset Manager - Initial Class

                                              LN656 (SVUL III) (SVUL IV)                      Investment Grade Bond - Initial Class

                                                                                              Contrafund - Service Class

                                              LN657 (SVUL(ONE))                               Contrafund - Service Class

                                              LN658 (Momentum SVUL(ONE))

Lincoln Life Flexible Premium Variable Life   LN920/921 (CVUL)                                Contrafund - Service Class

Account S                                     LN925/926 (CVUL Series III)                     Asset Manager - Service Class

                                              ELITE SERIES:

                                              LN925-926 (CVUL Series III)                     Contrafund - Service Class

                                              LN935 (LCV4)                                    Asset Manager - Service Class

                                              LN939 (LCV5)







Lincoln Life Variable Annuity Account T       30070-B (SEI)                                   Contrafund - Service Class 2

                                              30070-B (SEI Select)

Lincoln Life Variable Annuity Account W       30070-B (New Directions Core)                   Contrafund - Service Class 2

                                              30070-B (New Directions Access)

                                              30070-B (New Directions Access 4)

Lincoln Life Flexible Premium Variable Life   LN930                                           Contrafund - Service Class 2

Account Z                                     (Lincoln Corporate Variable Private Solutions)  Asset Manager - Service Class

                                                                                              Investment Grade Bond - Service Class

Lincoln National Variable Annuity Account 35  19476 (Director)                                Contrafund - Service Class

Lincoln Life Separate Account 4k              19476 (Lincoln American Legacy Retirement Group Contrafund - Service Class 2

                                              Variable Annuity)




                   AMENDMENT NO. 8 TO PARTICIPATION AGREEMENT

The Lincoln National Life Insurance Company, Variable Insurance Products Fund

and Fidelity Distributors Corporation, hereby amend their Participation

Agreement, dated September 1, 1996, and as subsequently amended, by replacing

Schedule A in its entirety with the following:

                                   SCHEDULE A

                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

        EFFECTIVE MAY 1, 2006 (PURSUANT TO SECTION 1.6 OF THE AGREEMENT)




                                                     POLICY FORM NUMBERS OF CONTRACTS

         NAME OF SEPARATE ACCOUNT                       FUNDED BY SEPARATE ACCOUNT                 FIDELITY FUND (CLASS)

--------------------------------------------  ----------------------------------------------  -------------------------------


Lincoln National Variable Annuity Account C   18829, 25982RSC, 28645 0697, 18831              Growth - Service Class

                                              (Individual Multi-Fund(R))

                                              30070-B (Multi-Fund(R) 5)

                                              30070-CD-B (Multi-Fund(R) Select)               Growth - Service Class 2

Lincoln National Variable Annuity Account L   GAC91-101; GAC96-111                            Equity-Income - Initial Class

                                              GAC96-101                                       Growth - Initial Class

                                              (GVA I, II, III)                                Money Market

Lincoln Life Flexible Premium Variable Life   LN605/615 (VUL I)                               Equity-Income - Initial Class

Account M

                                              LN660(VUL) (VUL(CV))                            Growth - Service Class

                                              LN680(VUL(DB))                                  High Income - Service

                                              LN665(VUL(CV) II)                               Overseas - Service Class

                                              ELITE SERIES:

                                              LN680 (VUL(DB))                                 Equity-Income - Service Class

                                              LN665 (VUL(DB) II) (VUL(DB) IV)                 Growth  - Service Class

                                              MoneyGuard                                      Overseas - Service Class

                                              LN690 (VUL(CV) II) (VULFlex)

                                              LN670 (VUL(CV) III) (VUL(CV) IV)

                                              LN691 (VULONE)

                                              LN693 (Momentum VULONE)

                                              LN694 (VULONE2005)

                                              LN695 (Momentum VULONE2005)







Lincoln Life Variable Annuity Account N       AN425 (ChoicePlus)                              Overseas - Initial Class

                                                                                              Equity-Income - Initial Class

                                                                                              Growth - Initial Class

                                                                                              Equity-Income - Service Class

                                                                                              Growth  - Service Class

                                              30296 (ChoicePlus Access)                       Overseas - Service Class 2

                                             30295 (ChoicePlus Bonus)                        Equity-Income - Service Class 2

                                                                                              Growth - Service Class 2

                                              30070-B (ChoicePlus II)                         Equity-Income - Service Class 2

                                              30070-B (ChoicePlus II Access)                  Growth - Service Class 2

                                              30070-B (ChoicePlus II Bonus)                   Overseas - Service Class 2

                                              30070-B (ChoicePlus II Advance)

                                              30070-B ChoicePlus Assurance - (B Share)        Equity-Income - Service Class 2

                                              30070-B ChoicePlus Assurance - (C Share)        Growth - Service Class 2

                                              30070-B ChoicePlus Assurance - (L Share)        Overseas - Service Class 2

                                              30070-B ChoicePlus Assurance - (Bonus)

                                              30070-B ChoicePlus Momentum Income Option

Lincoln Life Variable Annuity Account Q       28883, 28884, 28890, 28867, 28868,              Growth - Service Class

                                              28891, 28903 (Group MultiFund)

Lincoln Life Flexible Premium Variable Life   LN650    (SVUL I)                               Equity-Income - Initial Class

Separate Account R                            LN650    (SVUL)                                 Growth - Service Class

                                              LN655    (SVUL II)                              High Income - Service Class

                                                                                              Overseas - Service Class

                                              ELITE SERIES:

                                              LN655 (SVUL II)                                 Equity-Income - Service Class

                                              LN656 (SVUL III) (SVUL IV)                      Growth - Service Class

                                                                                              Overseas - Service Class

                                              LN657 (SVULONE)                                 Growth - Service Class

                                              LN658 (Momentum SVULONE)                        Overseas - Service Class

Lincoln Life Flexible Premium Variable Life   LN920/921 (CVUL)                                Growth - Service Class

Account S                                     LN925/926 (CVUL Series III)                     High Income - Service Class

                                                                                              Overseas - Service Class







                                              ELITE SERIES:                                   Equity-Income - Service Class

                                              LN925-926 (CVUL Series III)                     Growth - Service Class

                                              LN935 (LCV4)                                    Overseas - Service Class

                                              LN939 (LCV5)                                    Growth - Service Class

                                                                                              Overseas - Service Class

Lincoln Life Variable Annuity Account T       30070-B (SEI)                                   Equity-Income - Service Class 2

                                              30070-B (SEI Select)                            Growth - Service Class 2

                                                                                              Money Market - Service Class

Lncoln Life Variable Annuity Account W        30070-B (New Directions Core)                   Overseas - Service Class 2

                                              30070-B (New Directions Access)

                                              30070-B (New Directions Access 4)

Lincoln Life Flexible Premium Variable Life   LN930                                           Equity-Income - Service Class

Account Z                                     (Lincoln Corporate Variable Private Solutions)  Growth - Service Class

                                                                                              Overseas - Service Class

                                                                                              High Income - Service Class

                                                                                              Money Market - Service Class

Lincoln National Variable Annuity             19476 (Director)                                Equity Income - Service Class 2

Account 57

Lincoln National Variable Annuity             19476 (Director)                                Growth - Service Class 2

Account 58

Lincoln National Variable Annuity             19476 (Director)                                Overseas - Service Class 2

Account 59




                             Amendment to Schedule C

                              Effective May 1, 2006

Other investment companies currently available under the separate accounts listed in Amended Schedule A:

AIM, Alger, Alliance, American Century, American Funds, DWS (f/k/a/ Scudder) ,

Baron, , Delaware, Dreyfus, Evergreen, Franklin Templeton, Janus, , Lincoln

National, M Funds, MFS, Neuberger Berman, OpCap, Oppenheimer, Putnam, T. Rowe

Price, Wells Fargo

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to

Schedules A and C to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

Date 6/12/06                         THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                                 By: /s/ Kelly D. Clevenger

                                     ------------------------------------------

                                     Name: Kelly D. Clevenger

                                     Title: Vice President

Date 8/31/06                         VARIABLE INSURANCE PRODUCTS FUND

                                 By: /s/ Christine Reynolds

                                     -------------------------------------------

                                     Name: Christine Reynolds

                                     Title: Treasurer, SVP

Date 10/5/06                         FIDELITY DISTRIBUTORS CORPORATION

                                 By: /s/ Bill Loehning

                                     -------------------------------------------

                                     Name: Bill Loehning

                                     Title: EVP


                   AMENDMENT NO. 9 TO PARTICIPATION AGREEMENT

The Lincoln National Life Insurance Company, Variable Insurance Products Fund

and Fidelity Distributors Corporation, hereby amend their Participation

Agreement, dated September 1, 1996, and as subsequently amended, by replacing

Schedule A in its entirety with the attached Schedule A.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to

Schedule A to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

Date 11/1/06                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                              By: /s/ Kelly D. Clevenger

                                  -----------------------------------

                              Name: Kelly D. Clevenger

                              Title: Vice President

Date 12/7/06                  VARIABLE INSURANCE PRODUCTS FUND

                              By: /s/ Christine Reynolds

                                  -----------------------------------

                              Name: Christine Reynolds

                              Title: Treasurer

Date 11/27/06                 FIDELITY DISTRIBUTORS CORPORATION

                              By: /s/ Bill Loehning

                                  -----------------------------------

                             Name: Bill Loehning

                              Title: EVP


                                   SCHEDULE A

                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

      EFFECTIVE OCTOBER 1, 2006 (PURSUANT TO SECTION 1.6 OF THE AGREEMENT)




                                                   POLICY FORM NUMBERS OF CONTRACTS

          NAME OF SEPARATE ACCOUNT                    FUNDED BY SEPARATE ACCOUNT                  FIDELITY FUND (CLASS)

-------------------------------------------  ----------------------------------------------  -------------------------------


Lincoln National Variable Annuity Account C  18829, 25982RSC, 28645 0697, 18831              Growth - Service Class

                                             (Individual Multi-Fund(R))

                                             30070-B (Multi-Fund(R) 5)

                                             30070-CD-B (Multi-Fund(R) Select)               Growth - Service Class 2

Lincoln National Variable Annuity Account L  GAC91-101; GAC96-111                            Equity-Income - Initial Class

                                             GAC96-101                                       Growth - Initial Class

                                             (GVA I, II, III)                                Money Market

Lincoln Life Flexible Premium Variable Life  LN605/615 (VUL I)                               Equity-Income - Initial Class

Account M

                                             LN660(VUL) (VUL(CV))                            Growth - Service Class

                                             LN680(VUL(DB))                                  High Income - Service

                                             LN665(VUL(CV) II)                               Overseas - Service Class

                                             ELITE SERIES:

                                             LN680 (VUL(DB))                                 Equity-Income - Service Class

                                             LN665 (VUL(DB) II) (VUL(DB) IV)                 Growth - Service Class

                                             MoneyGuard                                      Overseas - Service Class

                                             LN690 (VUL(CV) II) (VULFlex)

                                             LN670 (VUL(CV) III) (VUL(CV) IV)

                                             LN691 (VULONE)

                                             LN693 (Momentum VULONE)

                                             LN694 (VULONE2005)

                                             LN695 (Momentum VULONE2005)







Lincoln Life Variable Annuity Account N      AN425 (ChoicePlus)                              Overseas - Initial Class

                                                                                             Equity-Income - Initial Class

                                                                                             Growth - Initial Class

                                                                                             Equity-Income - Service Class

                                                                                             Growth - Service Class

                                             30296 (ChoicePlus Access)                       Overseas - Service Class 2

                                             30295 (ChoicePlus Bonus)                        Equity-Income - Service Class 2

                                                                                             Growth - Service Class 2

                                             30070-B (ChoicePlus II)                         Equity-Income - Service Class 2

                                             30070-B (ChoicePlus II Access)                  Growth - Service Class 2

                                            30070-B (ChoicePlus II Bonus)                   Overseas - Service Class 2

                                             30070-B (ChoicePlus II Advance)

                                             30070-B ChoicePlus Assurance - (B Share)        Equity-Income - Service Class 2

                                             30070-B ChoicePlus Assurance - (C Share)        Growth - Service Class 2

                                             30070-B ChoicePlus Assurance - (L Share)        Overseas - Service Class 2

                                             30070-B ChoicePlus Assurance - (Bonus)

                                             30070-B ChoicePlus Momentum Income Option

                                             30070-CP-Design (all variations)                Growth - Service Class 2

                                                                                             Overseas - Service Class 2

Lincoln Life Variable Annuity Account Q      28883, 28884, 28890, 28867, 28868,              Growth - Service Class

                                             28891, 28903 (Group MultiFund)

Lincoln Life Flexible Premium Variable Life  LN650 (SVUL I)                                  Equity-Income - Initial Class

Separate Account R                           LN650 (SVUL)                                    Growth - Service Class

                                             LN655 (SVUL II)                                 High Income - Service Class

                                                                                             Overseas - Service Class

                                             ELITE SERIES:

                                             LN655 (SVUL II)                                 Equity-Income - Service Class

                                             LN656 (SVUL III) (SVUL IV)                      Growth - Service Class

                                                                                             Overseas - Service Class

                                             LN657 (SVULONE)                                 Growth - Service Class

                                             LN658 (Momentum SVULONE)                        Overseas - Service Class

Lincoln Life Flexible Premium Variable Life  LN920/921 (CVUL)                                Growth - Service Class

Account S                                    LN925/926 (CVUL Series III)                     High Income - Service Class

                                                                                             Overseas - Service Class







                                             ELITE SERIES:                                   Equity-Income - Service Class

                                             LN925-926 (CVUL Series III)                     Growth - Service Class

                                             LN935 (LCV4)                                    Overseas - Service Class

                                             LN939 (LCV5)                                    Growth - Service Class

                                                                                             Overseas - Service Class

Lincoln Life Variable Annuity Account T      30070-B (SEI)                                   Equity-Income - Service Class 2

                                             30070-B (SEI Select)                            Growth - Service Class 2

                                                                                             Money Market - Service Class

Lncoln Life Variable Annuity Account W       30070-B (New Directions Core)                   Overseas - Service Class 2

                                             30070-B (New Directions Access)

                                             30070-B (New Directions Access 4)

Lincoln Life Flexible Premium Variable Life  LN930                                           Equity-Income - Service Class

Account Z                                    (Lincoln Corporate Variable Private Solutions)  Growth - Service Class

                                                                                             Overseas - Service Class

                                                                                             High Income - Service Class

                                                                                             Money Market - Service Class

Lincoln National Variable Annuity            19476 (Director)                                Equity Income - Service Class 2

Account 57

Lincoln National Variable Annuity            19476 (Director)                                Growth - Service Class 2

Account 58

Lincoln National Variable Annuity            19476 (Director)                                Overseas - Service Class 2

Account 59




                   AMENDMENT NO. 11 TO PARTICIPATION AGREEMENT

The Lincoln National Life Insurance Company, Variable Insurance Products Fund

and Fidelity Distributors Corporation, hereby amend their Participation

Agreement, dated September 1, 1996, and as subsequently amended, by replacing

Schedule A in its entirety with the attached Schedule A.

                                  SCHEDULE A

                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

        EFFECTIVE MAY 1, 2009 (PURSUANT TO SECTION 1.6 OF THE AGREEMENT)




                                                              POLICY FORM NUMBERS OF CONTRACTS

              NAME OF SEPARATE ACCOUNT                            FUNDED BY SEPARATE ACCOUNT            FIDELITY FUND (CLASS)

-------------------------------------------------- ------------------------------------------------ ----------------------------


Lincoln National Variable Annuity Account C        18829, 25982RSC, 28645 0697, 18831               Growth - Service Class

                                                   (Individual Multi-Fund(R))

                                                   30070-B (Multi-Fund(R) 5)

                                                   30070-CD-B (Multi-Fund(R) Select)                Growth - Service Class 2

Lincoln National Variable Annuity Account L        GAC91-101; GAC96-111                             Equity-Income - Initial Class

                                                   GAC96-101                                        Growth - Initial Class

                                                   (GVA I, II, III)                                 Money Market

Lincoln Life Flexible Premium Variable Life        LN605/615 (VUL I)                                Equity-Income - Initial Class

Account M

                                                   LN660(VUL) (VUL(CV))                             Growth - Service Class

                                                   LN680(VUL(DB))                                   High Income - Service

                                                   LN665(VULCV II)                                  Overseas - Service Class

                                                   ELITE SERIES:

                                                   LN680 (VUL(DB)), LN665 (VUL(DB) II) (VUL(DB) IV) Equity-Income - Service Class

                                                   MoneyGuard                                       Growth  - Service Class

                                                   LN690 (VUL(CV) II) (VULFlex)                     Overseas - Service Class

                                                   LN670 (VUL(CV) III) (VUL(CV) IV)

                                                   LN691 (VUL(ONE)), LN693 (Momentum VUL(ONE))

                                                   LN694 (VUL(ONE)2005), LN695 (Momentum

                                                   VUL(ONE)2005)

                                                   LN696 (VUL(ONE)2007), (Momentum VUL(ONE)2007)

                                                   LN698 Asset Edge

Lincoln Life Variable Annuity Account N            AN425 (ChoicePlus)                               Overseas - Initial Class

                                                                                                    Equity-Income - Initial Class

                                       1


                                                                                                    Growth - Initial Class

                                                                                                    Equity-Income - Service Class

                                                                                                    Growth  - Service Class

                                                   30296 (ChoicePlus Access)                        Overseas - Service Class 2

                                                   30295 (ChoicePlus Bonus)                         Equity-Income - Service Class 2

                                                                                                    Growth - Service Class 2

                                                   30070-B (ChoicePlus II)                          Equity-Income - Service Class 2

                                                   30070-B (ChoicePlus II Access)                   Growth - Service Class 2

                                                   30070-B (ChoicePlus II Bonus)                    Overseas - Service Class 2

                                                   30070-B (ChoicePlus II Advance)

                                                   30070-B ChoicePlus Assurance - (A Share/Class)   Equity-Income - Service Class 2

                                                   30070-B ChoicePlus Assurance - (B Class)         Growth - Service Class 2

                                                   30070-B ChoicePlus Assurance - (B Share)         Overseas - Service Class 2

                                                   30070-B ChoicePlus Assurance - (C Share)

                                                   30070-B ChoicePlus Assurance - (L Share)

                                                   30070-B ChoicePlus Assurance - (Bonus)

                                                   30070-B ChoicePlus Momentum Income Option

                                                   30070-CP-Design (all variations)                 Growth - Service Class 2

                                                                                                    Overseas - Service Class 2

Lincoln Life Variable Annuity Account Q            28883, 28884, 28890, 28867,  28868,              Growth - Service Class

                                                   28891, 28903 (Group MultiFund)

Lincoln Life Flexible Premium Variable             LN650 (SVUL I)                                   Equity-Income - Initial Class

Life                                               LN650 (SVUL)                                     Growth - Service Class

Separate Account R                                 LN655 (SVUL II)                                  High Income - Service Class

                                                                                                    Overseas - Service Class

                                                   ELITE SERIES:

                                                   LN655 (SVUL II)                                  Equity-Income - Service Class

                                                   LN656 (SVUL III) (SVUL IV)                       Growth - Service Class

                                                                                                    Overseas - Service Class

                                                   LN657 (SVUL(ONE)), LN658 (Momentum SVUL(ONE))    Growth - Service Class

                                                   LN657 (SVUL(ONE)2007), (Momentum SVUL(ONE)2007)  Overseas - Service Class

                                       2


Lincoln Life Flexible Premium Variable             LN920/921 (CVUL)                                 Growth - Service Class

Life                                               LN925/926 (CVUL Series III)                      High Income - Service Class

Account S                                                                                           Overseas - Service Class

                                                   ELITE SERIES:                                    Equity-Income - Service Class

                                                   LN925-926 (CVUL Series III)                      Growth - Service Class

                                                   LN935 (LCV4)                                     Overseas - Service Class

                                                   LN939 (LCV5)                                     Growth - Service Class

                                                                                                    Overseas - Service Class

Lincoln Life Variable Annuity Account T            30070-B (SEI)                                    Equity-Income - Service Class 2

                                                   30070-B (SEI Select)                             Growth - Service Class 2

                                                                                                    Money Market - Service Class

Lincoln Life Variable Annuity Account W            30070-B (New Directions Core)                    Overseas - Service Class 2

                                                   30070-B (New Directions Access)

                                                   30070-B (New Directions Access 4)

Lincoln Life Flexible Premium Variable             LN930                                            Equity-Income - Initial Class

Life                                               (Lincoln Corporate Variable Private Solutions)   Equity-Income - Service Class

Account Z                                                                                           Growth - Service Class

                                                                                                    Overseas - Service Class

                                                                                                    High Income - Service Class

                                                                                                    Money Market - Service Class

Lincoln National Variable Annuity Account          19476 (Director)                                 Equity Income - Service Class 2

57

Lincoln National Variable Annuity Account          19476 (Director)                                 Growth - Service Class 2

58

Lincoln National Variable Annuity Account          19476 (Director)                                 Overseas - Service Class 2

59



                                       3


     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of the date specified below.

Date                                THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                                    By:    /s/ Daniel R. Hayes

                                           ----------------------------

                                    Name:  Daniel R. Hayes

                                    Title: Vice President

Date                               VARIABLE INSURANCE PRODUCTS FUND

                                    By:    /s/ Bryan Mehrmann

                                           ----------------------------

                                    Name:  Bryan Mehrmann

                                    Title: Deputy Treasurer

Date    5/13/09                    FIDELITY DISTRIBUTORS CORPORATION

                                    By:    /s/ W. F. Loehning

                                           ----------------------------

                                    Name:  W. F. Loehning

                                    Title: EVP

                                       4


                   AMENDMENT NO. 14 TO PARTICIPATION AGREEMENT

The Lincoln National Life Insurance Company, Variable Insurance Products Fund II

and Fidelity Distributors Corporation, hereby amend their Participation

Agreement, dated September 1, 1996, and as subsequently amended, by replacing

Schedule A in its entirety with the attached Schedule A.

                                   SCHEDULE A

                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

        EFFECTIVE MAY 1, 2009 (PURSUANT TO SECTION 1.6 OF THE AGREEMENT)




                                                       POLICY FORM NUMBERS OF CONTRACTS

             NAME OF SEPARATE ACCOUNT                     FUNDED BY SEPARATE ACCOUNT                   FIDELITY FUND (CLASS)

----------------------------------------------  -------------------------------------------- ---------------------------------------


Lincoln National Variable Annuity               18829, 25982RSC, 28645 0697   Multi-Fund(R)  Contrafund - Service Class

Account C                                       30070-B Multi-Fund(R) 5                      Contrafund - Service Class 2

                                                30070-CD-B Multi-Fund(R) Select

Lincoln National Variable Annuity               GAC96-111; GAC91-101                         Asset Manager - Initial Class

Account L                                       GVA I, II, III                               Contrafund  - Service Class 2

Lincoln Life Flexible Premium                   LN605/615 VUL I                              Asset Manager - Initial Class

Variable Life                                                                                Investment Grade Bond - Initial Class

Account M

                                                LN660 VUL, VUL(CV) II                        Contrafund - Service Class

                                                LN680 VUL(DB)

                                                ELITE SERIES:

                                                LN680 VUL(DB), LN690 VUL(DB) II, VUL(DB) IV  Contrafund - Service Class

                                                MoneyGuard

                                                LN665 VUL(CV) II, VULFlex

                                                LN670 VULCV III, VUL(CV) IV

                                                LN691 VUL(ONE), LN693 Momentum VUL(ONE)

                                                LN694 VUL(ONE)2005, LN695 Momentum

                                                VUL(ONE)2005

                                                LN696 VUL(ONE)2007, Momentum VUL(ONE)2007

                                                LN698 AssetEdge

                                       5


Lincoln Life Variable Annuity Account N         AN425 ChoicePlus                             Contrafund - Service Class 2

                                                30070-B ChoicePlus II                        Contrafund - Service Class 2

                                                30070-B ChoicePlus II Access

                                                30070-B ChoicePlus II Bonus

                                                30070-B ChoicePlus II Advance

                                                30070-B ChoicePlus Assurance (A Share/Class) Contrafund - Service Class 2

                                                30070-B ChoicePlus Assurance (B Class)

                                                30070-B ChoicePlus Assurance (B Share)

                                                30070-B ChoicePlus Assurance (C Share)

                                                30070-B ChoicePlus Assurance (L Share)

                                                30070-B ChoicePlus Assurance (Bonus)

                                                30070-B ChoicePlus Momentum Income Option

                                                30070-CP-Design (all variations) ChoicePlus

                                                Design

Lincoln Life Variable Annuity Account Q         28883, 28884, 28890, 28867,  28868,          Contrafund - Service Class

                                                28891, 28903 Group MultiFund

Lincoln Life Flexible Premium Variable          LN650    SVUL I                              Asset Manager - Initial Class

Life                                                                                         Investment Grade Bond - Initial Class

Separate Account R

                                                LN650 SVUL                                   Investment Grade Bond - Initial Class

                                                LN655 SVUL II                                Asset Manager - Initial Class

                                                                                             Contrafund - Service Class

                                                ELITE SERIES:

                                                LN655 SVUL II                                Asset Manager - Initial Class

                                                LN656 SVUL III SVUL IV                       Investment Grade Bond - Initial Class

                                                                                             Contrafund - Service Class

                                                LN657 SVUL(ONE), LN658 Momentum SVUL(ONE)    Contrafund - Service Class

                                                LN697 SVUL(ONE)2007, Momentum SVUL(ONE)2007

                                       6


Lincoln Life Flexible Premium Variable Life     LN920/921 CVUL                               Contrafund - Service Class

Account S                                       LN925/926 CVUL Series III                    Asset Manager - Service Class

                                                ELITE SERIES:                                Contrafund - Service Class

                                                LN925-926 CVUL Series III                    Asset Manager - Service Class

                                                LN935 LCV4

                                                LN939 LCV5

Lincoln Life Variable Annuity Account T         30070-B SEI                                  Contrafund - Service Class 2

                                                30070-B SEI Select

Lincoln Life Variable Annuity Account W         30070-B New Directions Core                  Contrafund - Service Class 2

                                                30070-B New Directions Access

                                                30070-B New Directions Access 4

Lincoln Life Flexible Premium Variable          LN930                                        Contrafund - Service Class 2

Life                                            Lincoln Corporate Variable Private           Asset Manager - Service Class

Account Z                                       Solutions                                    Investment Grade Bond - Service Class

                                                                                             Index 500 Portfolio - Initial Class

Lincoln National Variable Annuity               19476 Director                               Contrafund - Service Class

Account 35

Lincoln Life Separate Account 4k                19476 Lincoln American Legacy Retirement     Contrafund - Service Class 2

                                                Group Variable Annuity

Separate Account BLM                            Lincoln Corporate Commitment Private         Investment Grade Bond - Initial Class

                                                Placement BOLI



                                       7


     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of the date specified below.

     Date                      THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                               By:    /s/ Daniel R. Hayes

                                      -----------------------------------

                               Name:  Daniel R. Hayes

                               Title: Vice President

     Date                      VARIABLE INSURANCE PRODUCTS FUND II

                               By:    /s/ Bryan Mehrmann

                                      -----------------------------------

                               Name:  Bryan Mehrmann

                               Title: Deputy Treasurer

     Date   5/13/2009          FIDELITY DISTRIBUTORS CORPORATION

                               By:    /s/ W. F. Loehning

                                      -----------------------------------

                               Name:  W. F. Loehning

                               Title: EVP

                                       8


                   AMENDMENT NO. 10 TO PARTICIPATION AGREEMENT

The Lincoln National Life Insurance Company, Variable Insurance Products Fund

III and Fidelity Distributors Corporation, hereby amend their Participation

Agreement, dated dateYear1998Day30Month10October 30, 1998, and as subsequently amended, by replacing Schedule A with the attached Schedule A:

                                   SCHEDULE A

                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

        EFFECTIVE MAY 1, 2009 (PURSUANT TO SECTION 1.6 OF THE AGREEMENT)




                                                      POLICY FORM NUMBERS OF CONTRACTS

              NAME OF SEPARATE ACCOUNT                     FUNDED BY SEPARATE ACCOUNT                 FIDELITY FUND (CLASS)

---------------------------------------------- ---------------------------------------------- -------------------------------------


Lincoln National Variable Annuity Account C    30070-B Multi-Fund(R) 5                        Mid Cap - Service Class 2

Lincoln Life Flexible Premium Variable Life    LN660 VUL, VUL(CV)                             Growth Opportunities -- Service Class

Account M                                      LN680 VUL(DB)

                                               LN665 VUL(CV) II

                                               ELITE SERIES:

                                               LN680 VUL(DB), LN690 VUL(DB) II, VUL(DB) IV    Mid Cap - Service Class

                                               MoneyGuard

                                               LN665 VUL(CV) II, VULFlex

                                               LN670 VUL(CV) III, VUL(CV) IV

                                               LN691 VUL(ONE), LN693 Momentum VUL(ONE)

                                               LN694 VUL(ONE)2005, LN695

                                               Momentum VUL(ONE)2005

                                               LN696 VUL(ONE)2007, Momentum VUL(ONE)2007

                                               LN698 AssetEdge

                                       9


Lincoln Life Variable Annuity Account N        AN425 ChoicePlus                               Mid Cap - Service Class 2

                                               30296 ChoicePlus Access

                                               30295 ChoicePlus Bonus

                                               30070-B ChoicePlus II

                                               30070-B ChoicePlus II Access

                                               30070-B ChoicePlus II Bonus

                                               30070-B ChoicePlus II Advance

                                               30070-B ChoicePlus Assurance (A Share/Class)

                                               30070-B ChoicePlus Assurance (B Class)

                                               30070-B ChoicePlus Assurance (B Share)

                                               30070-B ChoicePlus Assurance (C Share)

                                               30070-B ChoicePlus Assurance (L Share)

                                               30070-B ChoicePlus Assurance (Bonus)

                                               30070-B ChoicePlus Momentum Income Option

                                               30070-CP-Design (all variations)

                                               ChoicePlus Design

Lincoln Life Flexible Premium Variable Life    LN650 SVUL                                     Growth Opportunities -- Service Class

Separate Account R                             LN655 SVUL-II

                                               ELITE SERIES:

                                               LN655 SVUL II                                  Mid Cap - Service Class

                                               LN656 SVUL III, SVUL IV

                                               LN657 SVUL(ONE)

                                               LN658 Momentum SVUL(ONE)

                                               LN697 SVUL(ONE)2007, Momentum SVUL(ONE)2007

Lincoln Life Flexible Premium Variable Life    LN920/921 CVUL                                 Mid Cap - Service Class

Account S                                      LN925/926 CVUL Series III

                                               LN925/926 CVUL Series III Elite

                                               LN935 LCV4

                                               LN939 LCV5

Lincoln Life Variable Annuity Account W        30070-B New Directions Core                    Growth Opportunities - Service Class 2

                                               30070-B New Directions Access

                                               30070-B New Directions Access 4

Lincoln Life Flexible Premium Variable Life    LN930 Lincoln Corporate Private Solution       Mid Cap - Service Class

Account Z                                                                                     Growth Opportunities - Service Class

                                       10


Lincoln National Variable Annuity Account 84   19476 Director                                 Mid Cap - Initial Class

Lincoln Life Separate Account 4k               19476 Lincoln American Legacy Retirement       Mid Cap - Service Class 2

                                               Group Variable Annuity



     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized officer as of the date specified below.

         Date                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                                By:      /s/ Daniel R. Hayes

                                         -----------------------------------

                                Name:    Daniel R. Hayes

                                Title:   Vice President

          Date                  VARIABLE INSURANCE PRODUCTS FUND III

                                By:      /s/ Bryan Mehrmann

                                         -----------------------------------

                                Name:    Bryan Mehrmann

                                Title:   Deputy Treasurer

          Date  5/13/2009       FIDELITY DISTRIBUTORS CORPORATION

                                By:      /s/ W. F. Loehning

                                         -----------------------------------

                                Name:    W. F. Loehning

                                Title:   EVP

                                       11


                   AMENDMENT NO. 12 TO PARTICIPATION AGREEMENT

The Lincoln National Life Insurance Company, Variable Insurance Products Fund

and Fidelity Distributors Corporation, hereby amend their Participation

Agreement, dated September 1, 1996, and as subsequently amended, by replacing

Schedule A in its entirety with the attached Schedule A.

                                   SCHEDULE A

                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

        EFFECTIVE MAY 1, 2011 (PURSUANT TO SECTION 1.6 OF THE AGREEMENT)




                                                   POLICY FORM NUMBERS OF CONTRACTS

               NAME OF SEPARATE ACCOUNT              FUNDED BY SEPARATE ACCOUNT                  FIDELITY FUND (CLASS)

               ------------------------              --------------------------                  ---------------------


Lincoln National Variable Annuity Account C       18829, 25982RSC, 28645 0697, 18831             Growth - Service Class

                                                  (Individual Multi-Fund(R))

                                                  30070-B (Multi-Fund(R)5)

                                                  30070-CD-B (Multi-Fund(R)Select)               Growth - Service Class 2

Lincoln National Variable Annuity Account L       GAC91-101; GAC96-111                           Equity-Income - Initial Class

                                                  GAC96-101                                      Growth - Initial Class

                                                  (GVA I, II, III)                               Money Market

Lincoln Life Flexible Premium Variable Life       LN605/615 (VUL I)                              Equity-Income - Initial Class

Account M

                                                  ---------------------------------------------- -----------------------------------

                                                  LN660(VUL) (VUL(CV))                           Growth - Service Class

                                                  LN680(VUL(DB))                                 High Income - Service

                                                  LN665(VUL(CV) II)                              Overseas - Service Class

                                                  ---------------------------------------------- -----------------------------------

                                                  ELITE SERIES:

                                                  ------------

                                                  LN680 (VUL(DB)),                               Equity-Income - Service Class

                                                  LN665 (VUL(DB) II) (VUL(DB) IV)

                                                  MoneyGuard                                     Growth  - Service Class

                                                  LN690 (VUL(CV) II) (VULFlex)                   Overseas - Service Class

                                                  LN670 (VUL(CV) III) (VUL(CV) IV)

                                                  LN691 (VUL(ONE)),

                                                  LN693 (Momentum VUL(ONE))

                                                  LN694 (VUL(ONE)2005),

                                                  LN695 (Momentum VUL(ONE)2005)

                                                  LN696 (VUL(ONE)2007), (Momentum VUL(ONE)2007)

                                                  LN698 Asset Edge

                                       1


Lincoln Life Variable Annuity Account N           AN425 (ChoicePlus)                             Overseas - Initial Class

                                                                                                 Equity-Income - Initial Class

                                                                                                 Growth - Initial Class

                                                                                                 Equity-Income - Service Class

                                                                                                 Growth  - Service Class

                                                  ---------------------------------------------- -----------------------------------

                                                  30296 (ChoicePlus Access)                      Overseas - Service Class 2

                                                  30295 (ChoicePlus Bonus)                       Equity-Income - Service Class 2

                                                                                                 Growth - Service Class 2

                                                  ---------------------------------------------- -----------------------------------

                                                  30070-B (ChoicePlus II)                        Equity-Income - Service Class 2

                                                  30070-B (ChoicePlus II Access)                 Growth - Service Class 2

                                                  30070-B (ChoicePlus II Bonus)                  Overseas - Service Class 2

                                                  30070-B (ChoicePlus II Advance)

                                                  ---------------------------------------------- -----------------------------------

                                                  30070-B ChoicePlus Assurance - (A Share/Class) Equity-Income - Service Class 2

                                                  30070-B ChoicePlus Assurance - (B Class)       Growth - Service Class 2

                                                  30070-B ChoicePlus Assurance - (B Share)       Overseas - Service Class 2

                                                  30070-B ChoicePlus Assurance - (C Share)

                                                  30070-B ChoicePlus Assurance - (L Share)

                                                  30070-B ChoicePlus Assurance - (Bonus)

                                                  30070-B ChoicePlus Momentum Income Option

                                                  30070-B ChoicePlus Rollover

                                                  30070-B ChoicePlus Signature

                                                  ---------------------------------------------- -----------------------------------

                                                  30070-CP-Design (all variations)               Growth - Service Class 2

                                                                                                 Overseas - Service Class 2

Lincoln Life Variable Annuity Account Q           28883, 28884, 28890, 28867,  28868,            Growth - Service Class

                                                  28891, 28903 (Group MultiFund)

Lincoln Life Flexible Premium Variable Life       LN650 (SVUL I)                                 Equity-Income - Initial Class

Separate Account R                                LN650 (SVUL)                                   Growth - Service Class

                                                  LN655 (SVUL II)                                High Income - Service Class

                                                                                                 Overseas - Service Class

                                                  ---------------------------------------------- -----------------------------------

                                                  ELITE SERIES:

                                                  ------------

                                                  LN655 (SVUL II)                                Equity-Income - Service Class

                                                  LN656 (SVUL III) (SVUL IV)                     Growth - Service Class

                                                                                                 Overseas - Service Class

                                                  ---------------------------------------------- -----------------------------------

                                                  LN657 (SVUL(ONE)), LN658 (Momentum SVUL(ONE))  Growth - Service Class

                                                  LN657 (SVUL(ONE)2007),                         Overseas - Service Class

                                                  (Momentum SVUL(ONE)2007)

                                       2


Lincoln Life Flexible Premium Variable Life       LN920/921 (CVUL)                               Growth - Service Class

Account S                                         LN925/926 (CVUL Series III)                    High Income - Service Class

                                                                                                 Overseas - Service Class

                                                  ---------------------------------------------- -----------------------------------

                                                  ELITE SERIES:                                  Equity-Income - Service Class

                                                  ------------

                                                  LN925-926 (CVUL Series III)                    Growth - Service Class

                                                  LN935 (LCV4)                                   Overseas - Service Class

                                                  LN939 (LCV5)                                   Growth - Service Class

                                                  LN939 (Lincoln Corporate Commitment VUL)       Overseas - Service Class

                                                  ---------------------------------------------- -----------------------------------

Lincoln Life Variable Annuity Account T           30070-B (SEI)                                  Equity-Income - Service Class 2

                                                  30070-B (SEI Select)                           Growth - Service Class 2

                                                                                                 Money Market - Service Class

Lincoln Life Variable Annuity Account W           30070-B (New Directions Core)                  Overseas - Service Class 2

                                                  30070-B (New Directions Access)

                                                  30070-B (New Directions Access 4)

Lincoln Life Flexible Premium Variable Life       LN930 (Lincoln Corporate Variable              Equity-Income - Initial Class

Account Z                                         Private Solutions)

                                                  LN940 (Private Placement VUL)                  Equity-Income - Service Class

                                                                                                 Growth - Service Class

                                                                                                 Overseas - Service Class

                                                                                                 High Income - Service Class

                                                                                                 Money Market - Service Class

                                                                                                 Money Market- Initial Class

Lincoln National Variable Annuity Account 57      19476 (Director)                               Equity Income - Service Class 2

Lincoln National Variable Annuity Account 58      19476 (Director)                               Growth - Service Class 2

Lincoln National Variable Annuity Account 59      19476 (Director)                               Overseas - Service Class 2



                                       3


         IN WITNESS WHEREOF, each of the parties hereto has caused this

Amendment to be executed in its name and on its behalf by its duly authorized representative as of the date specified below.

         Date 4/19/11        THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

              -------

                             By: /s/ Daniel R. Hayes

                                 -------------------

                             Name:  Daniel R. Hayes

                             Title: Vice President

         Date 5/11/11        VARIABLE INSURANCE PRODUCTS FUND

              -------

                             By:  /s/ Bryan A. Mehrmann

                                  ---------------------

                             Name:  Bryan A. Mehrmann

                             Title: Deputy Treasurer

         Date  5/6/11        FIDELITY DISTRIBUTORS CORPORATION

              -------

                             By:  /s/ William F. Loehning

                                  -----------------------

                             Name:  William F. Loehning

                             Title: Executive Vice President

                                       4


                   AMENDMENT NO. 13 TO PARTICIPATION AGREEMENT

The Lincoln National Life Insurance Company, Variable Insurance Products Fund

and Fidelity Distributors Corporation, hereby amend their Participation

Agreement, dated September 1, 1996, and as subsequently amended, by replacing

Schedule A in its entirety with the attached Schedule A.

                                   SCHEDULE A

                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

      EFFECTIVE OCTOBER 31, 2011 (PURSUANT TO SECTION 1.6 OF THE AGREEMENT)




                                                     POLICY FORM NUMBERS OF CONTRACTS

               NAME OF SEPARATE ACCOUNT                 FUNDED BY SEPARATE ACCOUNT               FIDELITY FUND (CLASS)

               ------------------------                 --------------------------               ---------------------


Lincoln National Variable Annuity Account C       18829, 25982RSC, 28645 0697, 18831             Growth - Service Class

                                                  (Individual Multi-Fund(R))

                                                  30070-B (Multi-Fund(R)5)

                                                  30070-CD-B (Multi-Fund(R)Select)               Growth - Service Class 2

Lincoln National Variable Annuity Account L       GAC91-101; GAC96-111                           Equity-Income - Initial Class

                                                  GAC96-101                                      Growth - Initial Class

                                                  (GVA I, II, III)                               Money Market

Lincoln Life Flexible Premium Variable Life       LN605/615 (VUL I)                              Equity-Income - Initial Class

Account M

                                                  ---------------------------------------------- -----------------------------------

                                                  LN660(VUL) (VUL(CV))                           Growth - Service Class

                                                  LN680(VUL(DB))                                 High Income - Service

                                                  LN665(VUL(CV) II)                              Overseas - Service Class

                                                  ---------------------------------------------- -----------------------------------

                                                  ELITE SERIES:

                                                  ------------

                                                  LN680 (VUL(DB)),                               Equity-Income - Service Class

                                                  LN665 (VUL(DB) II) (VUL(DB) IV)                Growth  - Service Class

                                                  MoneyGuard                                     Overseas - Service Class

                                                  LN690 (VUL(CV) II) (VULFlex)

                                                  LN670 (VUL(CV) III) (VUL(CV) IV)

                                                  LN691 (VUL(ONE)),

                                                  LN693 (Momentum VUL(ONE))

                                                  LN694 (VUL(ONE)2005),

                                                  LN695 (Momentum VUL(ONE)2005)

                                                  LN696 (VUL(ONE)2007), (Momentum VUL(ONE)2007)

                                                  LN698 Asset Edge

                                       5


Lincoln Life Variable Annuity Account N           AN425 (ChoicePlus)                             Overseas - Initial Class

                                                                                                 Equity-Income - Initial Class

                                                                                                 Growth - Initial Class

                                                                                                 Equity-Income - Service Class

                                                                                                 Growth  - Service Class

                                                  ---------------------------------------------- ----------------------------------

                                                  30296 (ChoicePlus Access)                      Overseas - Service Class 2

                                                  30295 (ChoicePlus Bonus)                       Equity-Income - Service Class 2

                                                                                                 Growth - Service Class 2

                                                  ---------------------------------------------- ----------------------------------

                                                  30070-B (ChoicePlus II)                        Equity-Income - Service Class 2

                                                  30070-B (ChoicePlus II Access)                 Growth - Service Class 2

                                                  30070-B (ChoicePlus II Bonus)                  Overseas - Service Class 2

                                                  30070-B (ChoicePlus II Advance)

                                                  ---------------------------------------------- ----------------------------------

                                                  30070-B ChoicePlus Assurance - (A Share/Class) Equity-Income - Service Class 2

                                                  30070-B ChoicePlus Assurance - (B Class)       Growth - Service Class 2

                                                  30070-B ChoicePlus Assurance - (B Share)       Overseas - Service Class 2

                                                  30070-B ChoicePlus Assurance - (C Share)

                                                  30070-B ChoicePlus Assurance - (L Share)

                                                  30070-B ChoicePlus Assurance - (Bonus)

                                                  30070-B ChoicePlus Momentum Income Option

                                                  30070-B ChoicePlus Rollover

                                                  30070-B ChoicePlus Signature

                                                  30070-A ChoicePlus Fusion

                                                  ---------------------------------------------- ----------------------------------

                                                  30070-CP-Design (all variations)               Growth - Service Class 2

                                                                                                 Overseas - Service Class 2

Lincoln Life Variable Annuity Account Q           28883, 28884, 28890, 28867,  28868,            Growth - Service Class

                                                  28891, 28903 (Group MultiFund)

Lincoln Life Flexible Premium Variable Life       LN650 (SVUL I)                                 Equity-Income - Initial Class

Separate Account R                                LN650 (SVUL)                                   Growth - Service Class

                                                  LN655 (SVUL II)                                High Income - Service Class

                                                                                                 Overseas - Service Class

                                                  ---------------------------------------------- ----------------------------------

                                                  ELITE SERIES:

                                                  ------------

                                                  LN655 (SVUL II)                                Equity-Income - Service Class

                                                  LN656 (SVUL III) (SVUL IV)                     Growth - Service Class

                                                                                                 Overseas - Service Class

                                       6


                                                  LN657 (SVUL(ONE)), LN658 (Momentum SVUL(ONE))  Growth - Service Class

                                                  LN657 (SVUL(ONE)2007),                         Overseas - Service Class

                                                  (Momentum SVUL(ONE)2007)

                                                  ---------------------------------------------- ----------------------------------

Lincoln Life Flexible Premium Variable Life       LN920/921 (CVUL)                               Growth - Service Class

Account S                                         LN925/926 (CVUL Series III)                    High Income - Service Class

                                                                                                 Overseas - Service Class

                                                  ---------------------------------------------- ----------------------------------

                                                  ELITE SERIES:                                  Equity-Income - Service Class

                                                  ------------

                                                  LN925-926 (CVUL Series III)                    Growth - Service Class

                                                  LN935 (LCV4)                                   Overseas - Service Class

                                                  LN939 (LCV5)                                   Growth - Service Class

                                                  LN939 (Lincoln Corporate Commitment VUL)       Overseas - Service Class

                                                  ---------------------------------------------- -----------------------------------

Lincoln Life Variable Annuity Account T           30070-B (SEI)                                  Equity-Income - Service Class 2

                                                  30070-B (SEI Select)                           Growth - Service Class 2

                                                                                                 Money Market - Service Class

Lincoln Life Variable Annuity Account W           30070-B (New Directions Core)                  Overseas - Service Class 2

                                                  30070-B (New Directions Access)

                                                  30070-B (New Directions Access 4)

Lincoln Life Flexible Premium Variable Life       LN930 (Lincoln Corporate Variable              Equity-Income - Initial Class

Account Z                                         Private Solutions)

                                                  LN940 (Private Placement VUL)                  Equity-Income - Service Class

                                                                                                 Growth - Service Class

                                                                                                 Overseas - Service Class

                                                                                                 High Income - Service Class

                                                                                                 Money Market - Service Class

                                                                                                 Money Market- Initial Class

Lincoln National Variable Annuity Account 57      19476 (Director)                               Equity Income - Service Class 2

Lincoln National Variable Annuity Account 58      19476 (Director)                               Growth - Service Class 2

Lincoln National Variable Annuity Account 59      19476 (Director)                               Overseas - Service Class 2



                                       7


         IN WITNESS WHEREOF, each of the parties hereto has caused this

Amendment to be executed in its name and on its behalf by its duly authorized representative as of the date specified below.

         Date 10/12/11              THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

              --------

                                    By: /s/ Daniel R. Hayes

                                        -------------------

                                    Name: Daniel R. Hayes

                                    Title: Vice President

         Date                       VARIABLE INSURANCE PRODUCTS FUND

              --------

                                    By: /s/ illegible

                                        -------------

                                    Name:

                                    Title:

         Date                       FIDELITY DISTRIBUTORS CORPORATION

              --------

                                    By:  /s/ William F. Loehning

                                        ------------------------

                                    Name:  William F. Loehning

                                    Title: Executive Vice President

                                       8


                   AMENDMENT NO. 15 TO PARTICIPATION AGREEMENT

The Lincoln National Life Insurance Company, Variable Insurance Products Fund II

and Fidelity Distributors Corporation, hereby amend their Participation

Agreement, dated September 1, 1996, and as subsequently amended, by replacing

Schedule A in its entirety with the attached Schedule A.

                                   SCHEDULE A

                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

        EFFECTIVE MAY 1, 2011 (PURSUANT TO SECTION 1.6 OF THE AGREEMENT)




                                                     POLICY FORM NUMBERS OF CONTRACTS

              NAME OF SEPARATE ACCOUNT                  FUNDED BY SEPARATE ACCOUNT               FIDELITY FUND (CLASS)

              ------------------------                  --------------------------               ---------------------


Lincoln National Variable Annuity Account C       18829, 25982RSC, 28645 0697 Multi-Fund(R)      Contrafund - Service Class

                                                  30070-B Multi-Fund(R)5                         Contrafund - Service Class 2

                                                  30070-CD-B Multi-Fund(R)Select

Lincoln National Variable Annuity Account L       GAC96-111; GAC91-101                           Asset Manager - Initial Class

                                                  GVA I, II, III                                 Contrafund  - Service Class 2

Lincoln Life Flexible Premium Variable Life       LN605/615 VUL I                                Asset Manager - Initial Class

Account M                                                                                        Investment Grade Bond - Initial

                                                                                                 Class

                                                  ---------------------------------------------- -----------------------------------

                                                  LN660 VUL, VUL(CV) II                          Contrafund - Service Class

                                                  LN680 VUL(DB)

                                                  ---------------------------------------------- -----------------------------------

                                                  ELITE SERIES:

                                                  ------------

                                                  LN680 VUL(DB),                                 Contrafund - Service Class

                                                  LN690 VUL(DB) II, VUL(DB) IV

                                                  MoneyGuard

                                                  LN665 VUL(CV) II, VULFlex

                                                  LN670 VUL(CV) III, VUL(CV) IV

                                                  LN691 VUL(ONE),

                                                  LN693 Momentum VUL(ONE)

                                                  LN694 VUL(ONE)2005,

                                                  LN695 Momentum VUL(ONE)2005

                                                  LN696 VUL(ONE)2007, Momentum VUL(ONE)2007

                                                  LN698 AssetEdge

                                       9


Lincoln Life Variable Annuity Account N           AN425 ChoicePlus                               Contrafund - Service Class 2

                                                  ---------------------------------------------- -----------------------------------

                                                  30070-B ChoicePlus II                          Contrafund - Service Class 2

                                                  30070-B ChoicePlus II Access

                                                  30070-B ChoicePlus II Bonus

                                                  30070-B ChoicePlus II Advance

                                                  ---------------------------------------------- -----------------------------------

                                                  30070-B ChoicePlus Assurance (A Share/Class)   Contrafund - Service Class 2

                                                  30070-B ChoicePlus Assurance (B Class)

                                                  30070-B ChoicePlus Assurance (B Share)

                                                  30070-B ChoicePlus Assurance (C Share)

                                                  30070-B ChoicePlus Assurance (L Share)

                                                  30070-B ChoicePlus Assurance (Bonus)

                                                  30070-B ChoicePlus Momentum Income Option

                                                  30070-CP-Design (all variations)

                                                  ChoicePlus Design

                                                  30070-B ChoicePlus Rollover

                                                  30070-B ChoicePlus Signature

Lincoln Life Variable Annuity Account Q           28883, 28884, 28890, 28867,  28868,            Contrafund - Service Class

                                                  28891, 28903 Group MultiFund

Lincoln Life Flexible Premium Variable Life       LN650 SVUL I                                   Asset Manager - Initial Class

Separate Account R                                                                               Investment Grade Bond - Initial

                                                                                                 Class

                                                  ---------------------------------------------- -----------------------------------

                                                  LN650 SVUL                                     Investment Grade Bond - Initial

                                                                                                 Class

                                                  LN655 SVUL II                                  Asset Manager - Initial Class

                                                                                                 Contrafund - Service Class

                                                  ---------------------------------------------- -----------------------------------

                                                  ELITE SERIES:

                                                  ------------

                                                  LN655 SVUL II                                  Asset Manager - Initial Class

                                                  LN656 SVUL III

                                                  SVUL IV                                        Investment Grade Bond - Initial

                                                                                                 Class

                                                                                                 Contrafund - Service Class

                                                  LN657 SVUL(ONE), LN658 Momentum SVUL(ONE)      Contrafund - Service Class

                                                  LN697 SVUL(ONE)2007, Momentum SVUL(ONE)2007

                                       10


Lincoln Life Flexible Premium Variable Life       LN920/921 CVUL                                 Contrafund - Service Class

Account S                                         LN925/926 CVUL Series III                      Asset Manager - Service Class

                                                  LN939 Lincoln Corporate Commitment VUL

                                                  ---------------------------------------------- -----------------------------------

                                                  ELITE SERIES:                                  Contrafund - Service Class

                                                  ------------

                                                  LN925-926 CVUL Series III                      Asset Manager - Service Class

                                                  LN935 LCV4

                                                  LN939 LCV5

Lincoln Life Variable Annuity Account T           30070-B SEI                                    Contrafund - Service Class 2

                                                  30070-B SEI Select

Lincoln Life Variable Annuity Account W           30070-B New Directions Core                    Contrafund - Service Class 2

                                                  30070-B New Directions Access

                                                  30070-B New Directions Access 4

Lincoln Life Flexible Premium Variable Life       LN930 Lincoln Corporate Variable               Contrafund - Service Class 2

Account Z                                         Private Solutions

                                                  LN940 Private Placement VUL                    Contrafund - Initial Class

                                                                                                 Asset Manager - Service Class

                                                                                                 Asset Manager - Initial Class

                                                                                                 Investment Grade Bond - Service

                                                                                                 Class

                                                                                                 Index 500 Portfolio - Initial Class

Lincoln National Variable Annuity Account 35      19476 Director                                 Contrafund - Service Class

Lincoln Life Separate Account 4k                  19476 Lincoln American Legacy Retirement       Contrafund - Service Class 2

                                                  Group Variable Annuity

Separate Account BLM                              Lincoln Corporate Commitment Private           Investment Grade Bond - Initial

                                                  Placement BOLI                                 Class



                                       11


         IN WITNESS WHEREOF, each of the parties hereto has caused this

Amendment to be executed in its name and on its behalf by its duly authorized representative as of the date specified below.

          Date 4/19/11        THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

               -------

                              By: /s/ Daniel R. Hayes

                                  -------------------

                              Name:  Daniel R. Hayes

                              Title: Vice President

          Date 5/11/11        VARIABLE INSURANCE PRODUCTS FUND II

               -------

                              By: /s/ Bryan A. Mehrmann

                                  ---------------------

                              Name:  Bryan A. Mehrmann

                              Title: Deputy Treasurer

          Date 5/6/11         FIDELITY DISTRIBUTORS CORPORATION

               -------

                              By:  /s/ William F. Loehning

                                  ------------------------

                              Name:  William F. Loehning

                              Title: Executive Vice President

                                       12


                   AMENDMENT NO. 16 TO PARTICIPATION AGREEMENT

The Lincoln National Life Insurance Company, Variable Insurance Products Fund II

and Fidelity Distributors Corporation, hereby amend their Participation

Agreement, dated September 1, 1996, and as subsequently amended, by replacing

Schedule A in its entirety with the attached Schedule A.

                                   SCHEDULE A

                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

      EFFECTIVE OCTOBER 31, 2011 (PURSUANT TO SECTION 1.6 OF THE AGREEMENT)




                                                   POLICY FORM NUMBERS OF CONTRACTS

              NAME OF SEPARATE ACCOUNT                FUNDED BY SEPARATE ACCOUNT                 FIDELITY FUND (CLASS)

              ------------------------                --------------------------                 ---------------------


Lincoln National Variable Annuity Account C       18829, 25982RSC, 28645 0697 Multi-Fund(R)      Contrafund - Service Class

                                                  30070-B Multi-Fund(R)5                         Contrafund - Service Class 2

                                                  30070-CD-B Multi-Fund(R)Select

                                                  30070-B Multi-Fund(R)5 Retirement Annuity

Lincoln National Variable Annuity Account L       GAC96-111; GAC91-101                           Asset Manager - Initial Class

                                                  GVA I, II, III                                 Contrafund  - Service Class 2

Lincoln Life Flexible Premium Variable Life       LN605/615 VUL I                                Asset Manager - Initial Class

Account M                                                                                        Investment Grade Bond - Initial

                                                                                                 Class

                                                  ---------------------------------------------- -----------------------------------

                                                  LN660 VUL, VUL(CV) II                          Contrafund - Service Class

                                                  LN680 VUL(DB)

                                                  ---------------------------------------------- -----------------------------------

                                                  ELITE SERIES:

                                                  ------------

                                                  LN680 VUL(DB),                                 Contrafund - Service Class

                                                  LN690 VUL(DB) II, VUL(DB) IV

                                                  MoneyGuard

                                                  LN665 VUL(CV) II, VULFlex

                                                  LN670 VUL(CV) III, VUL(CV) IV

                                                  LN691 VUL(ONE),

                                                  LN693 Momentum VUL(ONE)

                                                  LN694 VUL(ONE)2005,

                                                  LN695 Momentum VUL(ONE)2005

                                                  LN696 VUL(ONE)2007, Momentum VUL(ONE)2007

                                                  LN698 AssetEdge

                                       13


Lincoln Life Variable Annuity Account N           AN425 ChoicePlus                               Contrafund - Service Class 2

                                                  ---------------------------------------------- -----------------------------------

                                                  30070-B ChoicePlus II                          Contrafund - Service Class 2

                                                  30070-B ChoicePlus II Access

                                                  30070-B ChoicePlus II Bonus

                                                  30070-B ChoicePlus II Advance

                                                  ---------------------------------------------- -----------------------------------

                                                  30070-B ChoicePlus Assurance (A Share/Class)   Contrafund - Service Class 2

                                                  30070-B ChoicePlus Assurance (B Class)

                                                  30070-B ChoicePlus Assurance (B Share)

                                                  30070-B ChoicePlus Assurance (C Share)

                                                  30070-B ChoicePlus Assurance (L Share)

                                                 30070-B ChoicePlus Assurance (Bonus)

                                                  30070-B ChoicePlus Momentum Income Option

                                                  30070-CP-Design (all variations)

                                                  ChoicePlus Design

                                                  30070-B ChoicePlus Rollover

                                                  30070-B ChoicePlus Signature

                                                  30070-A ChoicePlus Fusion

Lincoln Life Variable Annuity Account Q           28883, 28884, 28890, 28867,  28868,            Contrafund - Service Class

                                                  28891, 28903 Group MultiFund

Lincoln Life Flexible Premium Variable Life       LN650 SVUL I                                   Asset Manager - Initial Class

Separate Account R                                                                               Investment Grade Bond - Initial

                                                                                                 Class

                                                  ---------------------------------------------- -----------------------------------

                                                  LN650 SVUL                                     Investment Grade Bond - Initial

                                                                                                 Class

                                                  LN655 SVUL II                                  Asset Manager - Initial Class

                                                                                                 Contrafund - Service Class

                                                  ---------------------------------------------- -----------------------------------

                                                  ELITE SERIES:

                                                  ------------

                                                  LN655 SVUL II                                  Asset Manager - Initial Class

                                                  LN656 SVUL III

                                                  SVUL IV                                        Investment Grade Bond - Initial

                                                                                                 Class

                                                                                                 Contrafund - Service Class

                                                  LN657 SVUL(ONE), LN658 Momentum SVUL(ONE)      Contrafund - Service Class

                                                  LN697 SVUL(ONE)2007, Momentum SVUL(ONE)2007

                                       14


Lincoln Life Flexible Premium Variable Life       LN920/921 CVUL                                 Contrafund - Service Class

Account S                                         LN925/926 CVUL Series III                      Asset Manager - Service Class

                                                  LN939 Lincoln Corporate Commitment VUL

                                                  ---------------------------------------------- -----------------------------------

                                                  ELITE SERIES:                                  Contrafund - Service Class

                                                  ------------

                                                  LN925-926 CVUL Series III                      Asset Manager - Service Class

                                                  LN935 LCV4

                                                  LN939 LCV5

Lincoln Life Variable Annuity Account T           30070-B SEI                                    Contrafund - Service Class 2

                                                  30070-B SEI Select

Lincoln Life Variable Annuity Account W           30070-B New Directions Core                    Contrafund - Service Class 2

                                                  30070-B New Directions Access

                                                  30070-B New Directions Access 4

Lincoln Life Flexible Premium Variable Life       LN930 Lincoln Corporate Variable               Contrafund - Service Class 2

Account Z                                         Private Solutions

                                                  LN940 Private Placement VUL                    Contrafund - Initial Class

                                                                                                 Asset Manager - Service Class

                                                                                                 Asset Manager - Initial Class

                                                                                                 Investment Grade Bond - Service

                                                                                                 Class

                                                                                                 Index 500 Portfolio - Initial Class

Lincoln National Variable Annuity Account 35      19476 Director                                 Contrafund - Service Class

Lincoln Life Separate Account 4k                  19476 Lincoln American Legacy Retirement       Contrafund - Service Class 2

                                                  Group Variable Annuity

Separate Account BLM                              Lincoln Corporate Commitment Private           Investment Grade Bond - Initial

                                                  Placement BOLI                                 Class



                                       15


         IN WITNESS WHEREOF, each of the parties hereto has caused this

Amendment to be executed in its name and on its behalf by its duly authorized representative as of the date specified below.

          Date                      THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

               --------------

                                    By: /s/ Daniel R. Hayes

                                        -------------------

                                    Name:  Daniel R. Hayes

                                    Title: Vice President

          Date                      VARIABLE INSURANCE PRODUCTS FUND II

               --------------

                                    By:

                                      -------------------------

                                    Name:

                                    Title:

          Date                      FIDELITY DISTRIBUTORS CORPORATION

               --------------

                                    By:  /s/ William F. Loehning

                                        ------------------------

                                    Name:  William F. Loehning

                                    Title: Executive Vice President

                                       16


                   AMENDMENT NO. 11 TO PARTICIPATION AGREEMENT

The Lincoln National Life Insurance Company, Variable Insurance Products Fund

III and Fidelity Distributors Corporation, hereby amend their Participation

Agreement, dated October 30, 1998, and as subsequently amended, by replacing

Schedule A with the attached Schedule A:

                                   SCHEDULE A

                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

        EFFECTIVE MAY 1, 2011 (PURSUANT TO SECTION 1.6 OF THE AGREEMENT)




                                                     POLICY FORM NUMBERS OF CONTRACTS

              NAME OF SEPARATE ACCOUNT                  FUNDED BY SEPARATE ACCOUNT               FIDELITY FUND (CLASS)

              ------------------------                  --------------------------               ---------------------


Lincoln National Variable Annuity Account C       30070-B Multi-Fund(R)5                         Mid Cap - Service Class 2

Lincoln Life Flexible Premium Variable Life       LN660 VUL, VUL(CV)                             Growth Opportunities -- Service

Account M                                         LN680 VUL(DB)                                  Class

                                                  LN665 VUL(CV) II

                                                  ---------------------------------------------- -----------------------------------

                                                  ELITE SERIES:

                                                  ------------

                                                  LN680 VUL(DB),                                 Mid Cap - Service Class

                                                  LN690 VUL(DB) II, VUL(DB) IV MoneyGuard

                                                  LN665 VUL(CV) II, VULFlex

                                                  LN670 VUL(CV) III, VUL(CV) IV

                                                  LN691 VUL(ONE),

                                                  LN693 Momentum VUL(ONE)

                                                  LN694 VUL(ONE)2005,

                                                  LN695 Momentum VUL(ONE)2005

                                                  LN696 VUL(ONE)2007, Momentum VUL(ONE)2007

                                                  LN698 AssetEdge

                                       17


Lincoln Life Variable Annuity Account N           AN425 ChoicePlus                               Mid Cap - Service Class 2

                                                  30296 ChoicePlus Access

                                                  30295 ChoicePlus Bonus

                                                  30070-B ChoicePlus II

                                                  30070-B ChoicePlus II

                                                  Access 30070-B ChoicePlus

                                                  II Bonus 30070-B

                                                  ChoicePlus II Advance

                                                  30070-B ChoicePlus

                                                  Assurance (A Share/Class)

                                                  30070-B ChoicePlus

                                                  Assurance (B Class)

                                                  30070-B ChoicePlus

                                                  Assurance (B Share)

                                                  30070-B ChoicePlus

                                                  Assurance (C Share)

                                                  30070-B ChoicePlus

                                                  Assurance (L Share)

                                                  30070-B ChoicePlus

                                                  Assurance (Bonus) 30070-B

                                                  ChoicePlus Momentum

                                                  Income Option 30070-B

                                                  ChoicePlus Rollover

                                                  30070-B ChoicePlus

                                                  Signature 30070-CP-Design

                                                  (all variations)

                                                  ChoicePlus Design

Lincoln Life Flexible Premium Variable Life       LN650    SVUL                                  Growth Opportunities -- Service

Separate Account R                                                                               Class

                                                  LN655 SVUL-II

                                                  ---------------------------------------------- -----------------------------------

                                                  ELITE SERIES:

                                                  LN655 SVUL II                                  Mid Cap - Service Class

                                                  LN656 SVUL III, SVUL IV

                                                  LN657 SVUL(ONE)

                                                  LN658 Momentum SVUL(ONE)

                                                  LN697 SVUL(ONE)2007, Momentum SVUL(ONE)2007

                                                  ---------------------------------------------- -----------------------------------

Lincoln Life Flexible Premium Variable Life       LN920/921 CVUL                                 Mid Cap - Service Class

Account S                                         LN925/926 CVUL Series III

                                                  LN925/926 CVUL Series III Elite

                                                  LN935 LCV4

                                                  LN939 LCV5

                                                  LN939 Lincoln Corporate Commitment VUL

Lincoln Life Variable Annuity Account W           30070-B New Directions Core                    Growth Opportunities - Service

                                                                                                 Class 2

                                                  30070-B New Directions Access

                                                  30070-B New Directions Access 4

                                       18


Lincoln Life Flexible Premium Variable Life       LN930 Lincoln Corporate Private Solution       Mid Cap - Service Class

Account Z                                         LN940 Private Placement VUL                    Growth Opportunities - Service

                                                                                                 Class

Lincoln National Variable Annuity Account 84      19476 Director                                 Mid Cap - Initial Class

Lincoln Life Separate Account 4k                  19476 Lincoln American Legacy Retirement       Mid Cap - Service Class 2

                                                  Group Variable Annuity



         IN WITNESS WHEREOF, each of the parties hereto has caused this

Amendment to be executed in its name and on its behalf by its duly authorized officer as of the date specified below.

         Date 4/19/11         THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

              -------

                              By: /s/ Daniel R. Hayes

                                  -------------------

                              Name:  Daniel R. Hayes

                              Title: Vice President

         Date 5/11/11        VARIABLE INSURANCE PRODUCTS FUND III

              -------

                              By: /s/ Bryan A. Mehrmann

                                  ---------------------

                              Name:  Bryan A. Mehrmann

                              Title: Deputy Treasurer

         Date  5/6/11         FIDELITY DISTRIBUTORS CORPORATION

              -------

                              By: /s/ William F. Loehning

                                  -----------------------

                              Name:  William F. Loehning

                              Title: Executive Vice President

                                       19


                   AMENDMENT NO. 12 TO PARTICIPATION AGREEMENT

The Lincoln National Life Insurance Company, Variable Insurance Products Fund

III and Fidelity Distributors Corporation, hereby amend their Participation

Agreement, dated October 30, 1998, and as subsequently amended, by replacing

Schedule A with the attached Schedule A:

                                   SCHEDULE A

                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

      EFFECTIVE OCTOBER 31, 2011 (PURSUANT TO SECTION 1.6 OF THE AGREEMENT)




                                                   POLICY FORM NUMBERS OF CONTRACTS

              NAME OF SEPARATE ACCOUNT                FUNDED BY SEPARATE ACCOUNT                 FIDELITY FUND (CLASS)

              ------------------------                ---------------------------                ---------------------


Lincoln National Variable Annuity Account C       30070-B Multi-Fund(R)5                         Mid Cap - Service Class 2

                                                  30070-B Multi-Fund(R) 5 Retirement Annuity

Lincoln Life Flexible Premium Variable Life       LN660 VUL, VUL(CV)                             Growth Opportunities -- Service

Account M                                                                                        Class

                                                  LN680 VUL(DB)

                                                  LN665 VUL(CV) II

                                                  ---------------------------------------------- -----------------------------------

                                                  ELITE SERIES:

                                                  ------------

                                                  LN680 VUL(DB),                                 Mid Cap - Service Class

                                                  LN690 VUL(DB) II, VUL(DB) IV MoneyGuard

                                                  LN665 VUL(CV) II, VULFlex

                                                  LN670 VUL(CV) III, VUL(CV) IV

                                                  LN691 VUL(ONE),

                                                  LN693 Momentum VUL(ONE)

                                                  LN694 VUL(ONE)2005,

                                                  LN695 Momentum VUL(ONE)2005

                                                  LN696 VUL(ONE)2007, Momentum VUL(ONE)2007

                                                  LN698 AssetEdge

                                       20


Lincoln Life Variable Annuity Account N           AN425 ChoicePlus                               Mid Cap - Service Class 2

                                                 30296 ChoicePlus Access

                                                  30295 ChoicePlus Bonus

                                                  30070-B ChoicePlus II

                                                  30070-B ChoicePlus II Access

                                                  30070-B ChoicePlus II Bonus

                                                  30070-B ChoicePlus II Advance

                                                  30070-B ChoicePlus Assurance (A Share/Class)

                                                  30070-B ChoicePlus Assurance (B Class)

                                                  30070-B ChoicePlus Assurance (B Share)

                                                  30070-B ChoicePlus Assurance (C Share)

                                                  30070-B ChoicePlus Assurance (L Share)

                                                  30070-B ChoicePlus Assurance (Bonus)

                                                  30070-B ChoicePlus Momentum Income Option

                                                  30070-B ChoicePlus Rollover

                                                  30070-B ChoicePlus Signature

                                                  30070-CP-Design (all variations)

                                                  ChoicePlus Design

                                                  30070-A ChoicePlus Fusion

Lincoln Life Flexible Premium Variable Life       LN650    SVUL                                  Growth Opportunities -- Service

Separate Account R                                                                               Class

                                                  LN655 SVUL-II

                                                  ---------------------------------------------- -----------------------------------

                                                  ELITE SERIES:

                                                  LN655 SVUL II                                  Mid Cap - Service Class

                                                  LN656 SVUL III, SVUL IV

                                                  LN657 SVUL(ONE)

                                                  LN658 Momentum SVUL(ONE)

                                                  LN697 SVUL(ONE)2007, Momentum SVUL(ONE)2007

                                                  ---------------------------------------------- -----------------------------------

Lincoln Life Flexible Premium Variable Life       LN920/921 CVUL                                 Mid Cap - Service Class

Account S                                         LN925/926 CVUL Series III

                                                  LN925/926 CVUL Series III Elite

                                                  LN935 LCV4

                                                  LN939 LCV5

                                                  LN939 Lincoln Corporate Commitment VUL

Lincoln Life Variable Annuity Account W           30070-B New Directions Core                    Growth Opportunities - Service

                                                                                                 Class 2

                                                  30070-B New Directions Access

                                       21


                                                  30070-B New Directions Access 4

Lincoln Life Flexible Premium Variable Life       LN930 Lincoln Corporate Private Solution       Mid Cap - Service Class

Account Z                                         LN940 Private Placement VUL                    Growth Opportunities - Service

                                                                                                 Class

Lincoln National Variable Annuity Account 84      19476 Director                                 Mid Cap - Initial Class

Lincoln Life Separate Account 4k                  19476 Lincoln American Legacy Retirement       Mid Cap - Service Class 2

                                                  Group Variable Annuity



         IN WITNESS WHEREOF, each of the parties hereto has caused this

Amendment to be executed in its name and on its behalf by its duly authorized officer as of the date specified below.

   Date                         THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

        --------------

                                By: /s/ Daniel R. Hayes

                                    -------------------

                                Name:  Daniel R. Hayes

                                Title: Vice President

   Date                         VARIABLE INSURANCE PRODUCTS FUND III

        --------------

                                By:

                                    --------------------------

                                Name:

                                Title:

   Date                         FIDELITY DISTRIBUTORS CORPORATION

        --------------

                                By: /s/ William F. Loehning

                                    -----------------------

                                Name:  William F. Loehning

                                Title: Executive Vice President

                                       22


                  AMENDMENT NO. 14 TO PARTICIPATION AGREEMENT

The Lincoln National Life Insurance Company, Variable Insurance Products Fund

and Fidelity Distributors Corporation, hereby amend their Participation

Agreement, dated September 1, 1996, and as subsequently amended, by replacing

Schedule A in its entirety with the attached Schedule A.

                                   SCHEDULE A

                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

       EFFECTIVE JULY 1, 2013 (PURSUANT TO SECTION 1.6 OF THE AGREEMENT)




                                                        POLICY FORM NUMBERS OF CONTRACTS

            NAME OF SEPARATE ACCOUNT                       FUNDED BY SEPARATE ACCOUNT                    FIDELITY FUND (CLASS)

--------------------------------------------- ----------------------------------------------------- -------------------------------


Lincoln National Variable Annuity Account C   18829, 25982RSC, 28645 0697, 18831                    Growth - Service Class

                                              (Individual Multi-Fund(R))

                                              30070-B (Multi-Fund(R) 5)

                                              30070-CD-B (Multi-Fund(R) Select)                     Growth - Service Class 2

--------------------------------------------- ----------------------------------------------------- -------------------------------

Lincoln National Variable Annuity Account L   GAC91-101; GAC96-111                                  Equity-Income - Initial Class

                                              GAC96-101                                             Growth - Initial Class

                                              (GVA I, II, III)                                      Money Market

--------------------------------------------- ----------------------------------------------------- -------------------------------

Lincoln Life Flexible Premium Variable Life   LN605/615 (VUL I)                                     Equity-Income - Initial Class

Account M

                                              ----------------------------------------------------- -------------------------------

                                              LN660(VUL) (VUL(CV))                                  Growth - Service Class

                                              LN680(VUL(DB))                                        High Income - Service

                                              LN665(VUL(CV) II)                                     Overseas - Service Class

                                              ----------------------------------------------------- -------------------------------

                                              ELITE SERIES:

                                              LN680 (VUL(DB)), LN665 (VUL(DB) II) (VUL(DB) IV)      Equity-Income - Service Class

                                              MoneyGuard                                            Growth  - Service Class

                                              LN690 (VUL(CV) II) (VULFlex)                          Overseas - Service Class

                                              LN670 (VUL(CV) III) (VUL(CV) IV)

                                              LN691 (VUL(ONE)), LN693 (Momentum VUL(ONE))

                                              LN694 (VUL(ONE)2005), LN695 (Momentum VUL(ONE)2005)

                                              LN696 (VUL(ONE)2007), (Momentum VUL(ONE)2007)

                                              LN698 Asset Edge

--------------------------------------------- ----------------------------------------------------- -------------------------------







--------------------------------------------- ----------------------------------------------------- -------------------------------


Lincoln Life Variable Annuity Account N       AN425 (ChoicePlus)                                    Overseas - Initial Class

                                                                                                    Equity-Income - Initial Class

                                                                                                    Growth - Initial Class

                                                                                                    Equity-Income - Service Class

                                                                                                    Growth  - Service Class

                                              ----------------------------------------------------- -------------------------------

                                              30296 (ChoicePlus Access)                             Overseas - Service Class 2

                                              30295 (ChoicePlus Bonus)                              Equity-Income - Service Class 2

                                                                                                    Growth - Service Class 2

                                              ----------------------------------------------------- -------------------------------

                                              30070-B (ChoicePlus II)                               Equity-Income - Service Class 2

                                              30070-B (ChoicePlus II Access)                        Growth - Service Class 2

                                              30070-B (ChoicePlus II Bonus)                         Overseas - Service Class 2

                                              30070-B (ChoicePlus II Advance)

                                              ----------------------------------------------------- -------------------------------

                                              30070-B ChoicePlus Assurance - (A Share/Class)        Equity-Income - Service Class 2

                                              30070-B ChoicePlus Assurance - (B Class)              Growth - Service Class 2

                                             30070-B ChoicePlus Assurance - (B Share)              Overseas - Service Class 2

                                              30070-B ChoicePlus Assurance - (C Share)

                                              30070-B ChoicePlus Assurance - (L Share)

                                              30070-B ChoicePlus Assurance - (Bonus)

                                              30070-B ChoicePlus Assurance (Prime)

                                              30070-B, 30070-A 8/03 ChoicePlus Assurance (Series)

                                              30070-B ChoicePlus Momentum Income Option

                                              30070-B ChoicePlus Rollover

                                              30070-B ChoicePlus Signature

                                              30070-A ChoicePlus Fusion

                                              ----------------------------------------------------- -------------------------------

                                              30070-CP-Design (all variations)                      Growth - Service Class 2

                                                                                                    Overseas - Service Class 2

--------------------------------------------- ----------------------------------------------------- -------------------------------

Lincoln Life Variable Annuity Account Q       28883, 28884, 28890, 28867,  28868,                   Growth - Service Class

                                              28891, 28903 (Group MultiFund)

--------------------------------------------- ----------------------------------------------------- -------------------------------

Lincoln Life Flexible Premium Variable Life   LN650    (SVUL I)                                     Equity-Income - Initial Class

Separate Account R                            LN650    (SVUL)                                       Growth - Service Class

                                              LN655    (SVUL II)                                    High Income - Service Class

                                                                                                    Overseas - Service Class

                                              ----------------------------------------------------- -------------------------------

                                              ELITE SERIES:

                                              LN655 (SVUL II)                                       Equity-Income - Service Class

                                              LN656 (SVUL III) (SVUL IV)                            Growth - Service Class

                                              ----------------------------------------------------- -------------------------------







                                              ----------------------------------------------------- -------------------------------


                                                                                                    Overseas - Service Class

                                              ----------------------------------------------------- -------------------------------

                                              LN657 (SVUL(ONE)), LN658 (Momentum SVUL(ONE))         Growth - Service Class

                                              LN657 (SVUL(ONE)2007), (Momentum SVUL(ONE)2007)       Overseas - Service Class

--------------------------------------------- ----------------------------------------------------- -------------------------------

Lincoln Life Flexible Premium Variable Life   LN920/921 (CVUL)                                      Growth - Service Class

Account S                                     LN925/926 (CVUL Series III)                           High Income - Service Class

                                                                                                    Overseas - Service Class

                                              ----------------------------------------------------- -------------------------------

                                              ELITE SERIES:                                         Equity-Income - Service Class

                                              LN925-926 (CVUL Series III)                           Growth - Service Class

                                              LN935 (LCV4)                                          Overseas - Service Class

--------------------------------------------- ----------------------------------------------------- -------------------------------

                                              LN939 (LCV5)                                          Growth - Service Class

                                              LN939 (Lincoln Corporate Commitment VUL)              Overseas - Service Class

--------------------------------------------- ----------------------------------------------------- -------------------------------

Lincoln Life Variable Annuity Account T       30070-B (SEI)                                         Equity-Income - Service Class 2

                                              30070-B (SEI Select)                                  Growth - Service Class 2

                                                                                                    Money Market - Service Class

--------------------------------------------- ----------------------------------------------------- -------------------------------

Lincoln Life Variable Annuity Account W       30070-B (New Directions Core)                         Overseas - Service Class 2

                                              30070-B (New Directions Access)

                                              30070-B (New Directions Access 4)

--------------------------------------------- ----------------------------------------------------- -------------------------------

Lincoln Life Flexible Premium Variable Life   LN930 (Lincoln Corporate Variable Private Solutions)  Equity-Income - Initial Class

Account Z                                     LN940 (Private Placement VUL)                         Equity-Income - Service Class

                                                                                                    Growth - Service Class

                                                                                                    Overseas - Service Class

                                                                                                    High Income - Service Class

                                                                                                    Money Market - Service Class

                                                                                                    Money Market- Initial Class

--------------------------------------------- ----------------------------------------------------- -------------------------------

Lincoln National Variable Annuity Account 57  19476 (Director)                                      Equity Income - Service Class 2

--------------------------------------------- ----------------------------------------------------- -------------------------------

Lincoln National Variable Annuity Account 58  19476 (Director)                                      Growth - Service Class 2

--------------------------------------------- ----------------------------------------------------- -------------------------------

Lincoln National Variable Annuity Account 59  19476 (Director)                                      Overseas - Service Class 2

--------------------------------------------- ----------------------------------------------------- -------------------------------




     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of the date specified below.

     Date:   6/25/13            THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                                By: /s/ Daniel R. Hayes

                                Name:   Daniel R. Hayes

                                Title:  Vice President

     Date 7/17/13               VARIABLE INSURANCE PRODUCTS FUND

                                By:  /s/ Joseph Zambello

                                Name:   Joseph Zambello

                                Title:   Deputy Treasurer

     Date 07/01/13              FIDELITY DISTRIBUTORS CORPORATION

                                By: /s/ Robert Bachman

                                Name:  Robert Bachman

                                Title:  EVP


                  AMENDMENT NO. 18 TO PARTICIPATION AGREEMENT

The Lincoln National Life Insurance Company, Variable Insurance Products Fund II

and Fidelity Distributors Corporation, hereby amend their Participation

Agreement, dated September 1, 1996, and as subsequently amended, by replacing

Schedule A in its entirety with the attached Schedule A.

                                   SCHEDULE A

                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

       EFFECTIVE JULY 1, 2013 (PURSUANT TO SECTION 1.6 OF THE AGREEMENT)




                                                    POLICY FORM NUMBERS OF CONTRACTS

         NAME OF SEPARATE ACCOUNT                     FUNDED BY SEPARATE ACCOUNT                      FIDELITY FUND (CLASS)

----------------------------------------- --------------------------------------------------- -------------------------------------


Lincoln National Variable Annuity         18829, 25982RSC, 28645 0697   Multi-Fund(R)         Contrafund - Service Class

Account C                                 30070-B Multi-Fund(R) 5                             Contrafund - Service Class 2

                                          30070-CD-B Multi-Fund(R) Select

                                          30070-B Multi-Fund(R) 5 Retirement Annuity

----------------------------------------- --------------------------------------------------- -------------------------------------

Lincoln National Variable Annuity         GAC96-111; GAC91-101                                Asset Manager - Initial Class

Account L                                 GVA I, II, III                                      Contrafund  - Service Class 2

----------------------------------------- --------------------------------------------------- -------------------------------------

Lincoln Life Flexible Premium Variable    LN605/615 VUL I                                     Asset Manager - Initial Class

Life Account M                                                                                Investment Grade Bond - Initial Class

                                          --------------------------------------------------- -------------------------------------

                                          LN660 VUL, VUL(CV) II                               Contrafund - Service Class

                                          LN680 VUL(DB)

                                          --------------------------------------------------- -------------------------------------

                                          ELITE SERIES:

                                          LN680 VUL(DB), LN690 VUL(DB) II, VUL(DB) IV         Contrafund - Service Class

                                          MoneyGuard

                                          LN665 VUL(CV) II, VULFlex

                                          LN670 VUL(CV) III, VUL(CV) IV

                                          LN691 VUL(ONE), LN693 Momentum VUL(ONE)

                                          LN694 VUL(ONE)2005, LN695 Momentum VUL(ONE)2005

                                          LN696 VUL(ONE)2007, Momentum VUL(ONE)2007

                                          LN698 AssetEdge

----------------------------------------- --------------------------------------------------- -------------------------------------







----------------------------------------- --------------------------------------------------- -------------------------------------


Lincoln Life Variable Annuity Account N   AN425 ChoicePlus                                    Contrafund - Service Class 2

                                          --------------------------------------------------- -------------------------------------

                                          30070-B ChoicePlus II                               Contrafund - Service Class 2

                                          30070-B ChoicePlus II Access

                                          30070-B ChoicePlus II Bonus

                                          30070-B ChoicePlus II Advance

                                          --------------------------------------------------- -------------------------------------

                                          30070-B ChoicePlus Assurance (A Share/Class)        Contrafund - Service Class 2

                                          30070-B ChoicePlus Assurance (B Class)

                                          30070-B ChoicePlus Assurance (B Share)

                                          30070-B ChoicePlus Assurance (C Share)

                                          30070-B ChoicePlus Assurance (L Share)

                                          30070-B ChoicePlus Assurance (Bonus)

                                          30070-B ChoicePlus Assurance (Prime)

                                          30070-B, 30070-A 8/03 ChoicePlus Assurance (Series)

                                          30070-B ChoicePlus Momentum Income Option

                                          30070-CP-Design (all variations) ChoicePlus Design

                                          30070-B  ChoicePlus Rollover

                                          30070-B  ChoicePlus Signature

                                          30070-A  ChoicePlus Fusion

----------------------------------------- --------------------------------------------------- -------------------------------------

Lincoln Life Variable Annuity Account Q   28883, 28884, 28890, 28867,  28868,                 Contrafund - Service Class

                                          28891, 28903 Group MultiFund

----------------------------------------- --------------------------------------------------- -------------------------------------

Lincoln Life Flexible Premium Variable    LN650 SVUL I                                        Asset Manager - Initial Class

Life Separate Account R                                                                       Investment Grade Bond - Initial Class

                                          --------------------------------------------------- -------------------------------------

                                          LN650 SVUL                                          Investment Grade Bond - Initial Class

                                          LN655 SVUL II                                       Asset Manager - Initial Class

                                                                                              Contrafund - Service Class

                                          --------------------------------------------------- -------------------------------------

                                          ELITE SERIES:

                                          LN655 SVUL II                                       Asset Manager - Initial Class

                                          LN656 SVUL III SVUL IV                              Investment Grade Bond - Initial Class

                                                                                              Contrafund - Service Class

----------------------------------------- --------------------------------------------------- -------------------------------------

                                          LN657 SVUL(ONE), LN658 Momentum SVUL(ONE)           Contrafund - Service Class

                                          LN697 SVUL(ONE)2007, Momentum SVUL(ONE)2007

                                          --------------------------------------------------- -------------------------------------







----------------------------------------- --------------------------------------------------- -------------------------------------


Lincoln Life Flexible Premium Variable    LN920/921 CVUL                                      Contrafund - Service Class

Life Account S                            LN925/926 CVUL Series III                           Asset Manager - Service Class

                                          LN939 Lincoln Corporate Commitment VUL

                                          --------------------------------------------------- -------------------------------------

                                                                                              Freedom 2020 - Service Class

                                                                                              Freedom 2030 - Service Class

                                                                                              Freedom 2040 - Service Class

                                                                                              Freedom 2050 - Service Class

                                                                                              Freedom Income - Service Class

                                                                                              Investment Grade Bond - Service Class

----------------------------------------- --------------------------------------------------- -------------------------------------

                                          ELITE SERIES:                                       Contrafund - Service Class

                                          LN925-926 CVUL Series III                           Asset Manager - Service Class

                                          LN935 LCV4

                                          LN939 LCV5

----------------------------------------- --------------------------------------------------- -------------------------------------

Lincoln Life Variable Annuity Account T   30070-B SEI                                         Contrafund - Service Class 2

                                          30070-B SEI Select

----------------------------------------- --------------------------------------------------- -------------------------------------

Lincoln Life Variable Annuity Account W   30070-B New Directions Core                         Contrafund - Service Class 2

                                          30070-B New Directions Access

                                          30070-B New Directions Access 4

----------------------------------------- --------------------------------------------------- -------------------------------------

Lincoln Life Flexible Premium Variable    LN930 Lincoln Corporate Variable Private Solutions  Contrafund - Service Class 2

Life Account Z                            LN940 Private Placement VUL                         Contrafund - Initial Class

                                                                                              Asset Manager - Service Class

                                                                                              Asset Manager - Initial Class

                                                                                              Investment Grade Bond - Service Class

                                                                                              Index 500 Portfolio - Initial Class

                                                                                              Freedom 2020 - Service Class

                                                                                              Freedom 2030 - Service Class

                                                                                              Freedom 2040 - Service Class

                                                                                              Freedom 2050 - Service Class

                                                                                              Freedom Income - Service Class

----------------------------------------- --------------------------------------------------- -------------------------------------

Lincoln National Variable Annuity         19476 Director                                      Contrafund - Service Class

Account 35

----------------------------------------- --------------------------------------------------- -------------------------------------

Lincoln Life Separate Account 4k          19476 Lincoln American Legacy Retirement Group      Contrafund - Service Class 2

                                          Variable Annuity

----------------------------------------- --------------------------------------------------- -------------------------------------

Separate Account BLM                      Lincoln Corporate Commitment Private Placement BOLI Investment Grade Bond - Initial Class

----------------------------------------- --------------------------------------------------- -------------------------------------







----------------------------------------- --------------------------------------------------- -------------------------------------


Lincoln National Fund 3                   12687 Group Variable Annuity Fund 3                 S&P 500 Index - Initial Class

----------------------------------------- --------------------------------------------------- -------------------------------------



     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of the date specified below.

     Date:  6/25/13                THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                                   By: /s/ Daniel R. Hayes

                                   Name:   Daniel R. Hayes

                                   Title:  Vice President

     Date 7/17/13                  VARIABLE INSURANCE PRODUCTS FUND II

                                   By:  /s/ Joseph Zambello

                                   Name:   Joseph Zambello

                                   Title:   Deputy Treasurer

     Date 07/01/13                 FIDELITY DISTRIBUTORS CORPORATION

                                   By: /s/ Robert Bachman

                                   Name:  Robert Bachman

                                   Title:  EVP


                  AMENDMENT NO. 14 TO PARTICIPATION AGREEMENT

The Lincoln National Life Insurance Company, Variable Insurance Products Fund

III and Fidelity Distributors Corporation, hereby amend their Participation

Agreement, dated October 30, 1998, and as subsequently amended, by replacing

Schedule A with the attached Schedule A:

                                   SCHEDULE A

                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

       EFFECTIVE JULY 1, 2013 (PURSUANT TO SECTION 1.6 OF THE AGREEMENT)




                                                   POLICY FORM NUMBERS OF CONTRACTS

         NAME OF SEPARATE ACCOUNT                    FUNDED BY SEPARATE ACCOUNT                       FIDELITY FUND (CLASS)

---------------------------------------- --------------------------------------------------- --------------------------------------


Lincoln National Variable Annuity        30070-B Multi-Fund(R) 5                             Mid Cap - Service Class 2

Account C                                30070-B Multi-Fund(R) 5 Retirement Annuity

---------------------------------------- --------------------------------------------------- --------------------------------------

Lincoln Life Flexible Premium Variable   LN660 VUL, VUL(CV)                                  Growth Opportunities -- Service Class

Life Account M                           LN680 VUL(DB)

                                         LN665 VUL(CV) II

                                         --------------------------------------------------- --------------------------------------

                                         ELITE SERIES:

                                         LN680 VUL(DB), LN690 VUL(DB) II, VUL(DB) IV         Mid Cap - Service Class

                                         MoneyGuard

                                         LN665 VUL(CV) II, VULFlex

                                         LN670 VUL(CV) III, VUL(CV) IV

                                         LN691 VUL(ONE), LN693 Momentum VUL(ONE)

                                         LN694 VUL(ONE)2005, LN695 Momentum VUL(ONE)2005

                                         LN696 VUL(ONE)2007, Momentum VUL(ONE)2007

                                         LN698 AssetEdge

---------------------------------------- --------------------------------------------------- --------------------------------------







---------------------------------------- --------------------------------------------------- --------------------------------------


Lincoln Life Variable Annuity Account N  AN425 ChoicePlus                                    Mid Cap - Service Class 2

                                         30296 ChoicePlus Access

                                         30295 ChoicePlus Bonus

                                         30070-B ChoicePlus II

                                         30070-B ChoicePlus II Access

                                         30070-B ChoicePlus II Bonus

                                         30070-B ChoicePlus II Advance

                                         30070-B ChoicePlus Assurance (A Share/Class)

                                         30070-B ChoicePlus Assurance (B Class)

                                         30070-B ChoicePlus Assurance (B Share)

                                         30070-B ChoicePlus Assurance (C Share)

                                         30070-B ChoicePlus Assurance (L Share)

                                         30070-B ChoicePlus Assurance (Bonus)

                                         30070-B ChoicePlus Assurance (Prime)

                                         30070-B, 30070-A ChoicePlus Assurance (Series)

                                         30070-B ChoicePlus Momentum Income Option

                                         30070-B ChoicePlus Rollover

                                         30070-B ChoicePlus Signature

                                         30070-CP-Design (all variations) ChoicePlus Design

                                         30070-A ChoicePlus Fusion

---------------------------------------- --------------------------------------------------- --------------------------------------

Lincoln Life Flexible Premium Variable   LN650 SVUL                                          Growth Opportunities -- Service Class

Life Separate Account R                  LN655 SVUL-II

                                         --------------------------------------------------- --------------------------------------

                                         ELITE SERIES:

                                         LN655 SVUL II                                       Mid Cap - Service Class

                                         LN656 SVUL III, SVUL IV

                                         LN657 SVUL(ONE)

                                         LN658 Momentum SVUL(ONE)

                                         LN697 SVUL(ONE)2007, Momentum SVUL(ONE)2007

---------------------------------------- --------------------------------------------------- --------------------------------------

Lincoln Life Flexible Premium Variable   LN920/921 CVUL                                      Mid Cap - Service Class

Life Account S                           LN925/926 CVUL Series III

                                         LN925/926 CVUL Series III Elite

                                         LN935 LCV4

                                         LN939 LCV5

                                         LN939 Lincoln Corporate Commitment VUL

---------------------------------------- --------------------------------------------------- --------------------------------------

Lincoln Life Variable Annuity Account W  30070-B New Directions Core                         Growth Opportunities - Service Class 2

---------------------------------------- --------------------------------------------------- --------------------------------------







---------------------------------------- --------------------------------------------------- --------------------------------------


                                         30070-B New Directions Access

                                         30070-B New Directions Access 4

---------------------------------------- --------------------------------------------------- --------------------------------------

Lincoln Life Flexible Premium Variable   LN930 Lincoln Corporate Private Solution            Mid Cap - Service Class

Life Account Z                           LN940 Private Placement VUL                         Growth Opportunities - Service Class

---------------------------------------- --------------------------------------------------- --------------------------------------

Lincoln National Variable Annuity        19476 Director                                      Mid Cap - Initial Class

Account 84

---------------------------------------- --------------------------------------------------- --------------------------------------

Lincoln Life Separate Account 4k         19476 Lincoln American Legacy Retirement Group      Mid Cap - Service Class 2

                                         Variable Annuity

---------------------------------------- --------------------------------------------------- --------------------------------------



     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized officer as of the date specified below.

   Date:   6/25/13             THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                               By: /s/ Daniel R. Hayes

                               Name:   Daniel R. Hayes

                               Title:  Vice President

   Date 7/17/13                VARIABLE INSURANCE PRODUCTS FUND III

                               By:  /s/ Joseph Zambello

                               Name:   Joseph Zambello

                               Title:   Deputy Treasurer

   Date 07/01/13               FIDELITY DISTRIBUTORS CORPORATION

                               By: /s/ Robert Bachman

                               Name:  Robert Bachman

                               Title:  EVP


                   AMENDMENT NO. 15 TO PARTICIPATION AGREEMENT

The Lincoln National Life Insurance Company, Variable Insurance Products Fund

and Fidelity Distributors Corporation, hereby amend their Participation

Agreement, dated September 1, 1996, and as subsequently amended, by replacing

Schedule A in its entirety with the attached Schedule A.

                              SCHEDULE A

                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

        EFFECTIVE MAY 1, 2014 (PURSUANT TO SECTION 1.6 OF THE AGREEMENT)




                                                    POLICY FORM NUMBERS OF CONTRACTS

          NAME OF SEPARATE ACCOUNT                     FUNDED BY SEPARATE ACCOUNT                        FIDELITY FUND (CLASS)

-------------------------------------------    ----------------------------------------------    -----------------------------------


Lincoln National Variable Annuity Account C    18829, 25982RSC, 28645 0697, 18831                Growth - Service Class

                                               (Individual Multi-Fund(R))

                                               30070-B (Multi-Fund(R) 5)

                                               30070-CD-B (Multi-Fund(R) Select)                 Growth - Service Class 2

-------------------------------------------    ----------------------------------------------    -----------------------------------

Lincoln National Variable Annuity Account L    GAC91-101; GAC96-111                              Equity-Income - Initial Class

                                               GAC96-101                                         Growth - Initial Class

                                               (GVA I, II, III)                                  Money Market

-------------------------------------------    ----------------------------------------------    -----------------------------------

Lincoln Life Flexible Premium Variable Life    LN605/615 (VUL I)                                 Equity-Income - Initial Class

Account M                                      ----------------------------------------------    -----------------------------------

                                               LN660(VUL) (VUL(CV))                              Growth - Service Class

                                               LN680(VUL(DB))                                    High Income - Service

                                               LN665(VUL(CV) II)                                 Overseas - Service Class

                                               ----------------------------------------------    -----------------------------------

                                               ELITE SERIES:

                                               ------------

                                               LN680 (VUL(DB)), LN665 (VUL(DB) II) (VUL(DB)      Equity-Income - Service Class

                                               IV)MoneyGuard                                     Growth - Service Class

                                               LN690 (VUL(CV) II) (VULFlex)                      Overseas - Service Class

                                               LN670 (VUL(CV) III) (VUL(CV) IV)

                                               LN691 (VUL(ONE)), LN693 (Momentum VUL(ONE))

                                               LN694 (VUL(ONE)2005), LN695 (Momentum VUL

                                               (ONE)2005)

                                               LN696 (VUL(ONE)2007), (Momentum VUL(ONE)2007)

                                               LN698 Asset Edge

-------------------------------------------    ----------------------------------------------    -----------------------------------



                                        1





-------------------------------------------    ----------------------------------------------    -----------------------------------

Lincoln Life Variable Annuity Account N        AN425 (ChoicePlus)                                Overseas - Initial Class

                                                                                                 Equity-Income - Initial Class

                                                                                                 Growth - Initial Class

                                                                                                 Equity-Income - Service Class

                                                                                                 Growth - Service Class

                                               ----------------------------------------------    -----------------------------------

                                               30296 (ChoicePlus Access)                         Overseas - Service Class 2

                                               30295 (ChoicePlus Bonus)                          Equity-Income - Service Class 2

                                                                                                 Growth - Service Class 2

                                               ----------------------------------------------    -----------------------------------

                                               30070-B (ChoicePlus II)                           Equity-Income - Service Class 2

                                               30070-B (ChoicePlus II Access)                    Growth - Service Class 2

                                               30070-B (ChoicePlus II Bonus)                     Overseas - Service Class 2

                                               30070-B (ChoicePlus II Advance)

                                               ----------------------------------------------    -----------------------------------

                                               30070-B ChoicePlus Assurance - (A Share/Class)    Equity-Income - Service Class 2

                                               30070-B ChoicePlus Assurance - (B Class)          Growth - Service Class 2

                                               30070-B ChoicePlus Assurance - (B Share)          Overseas - Service Class 2

                                               30070-B ChoicePlus Assurance - (C Share)

                                               30070-B ChoicePlus Assurance - (L Share)

                                               30070-B ChoicePlus Assurance - (Bonus)

                                               30070-B ChoicePlus Assurance (Prime)

                                               30070-B, 30070-A 8/03 ChoicePlus Assurance

                                               (Series)

                                               30070-B ChoicePlus Momentum Income Option

                                               30070-B ChoicePlus Rollover

                                               30070-B ChoicePlus Signature

                                               30070-A ChoicePlus Fusion

                                               30070-B Investor Advantage(SM)

                                               30070-A Investor Advantage(SM) - Fee Based

                                               30070-B Investor Advantage(SM) RIA                Growth - Initial Class

                                               ----------------------------------------------    -----------------------------------

                                               30070-CP-Design (all variations)                  Growth - Service Class 2

                                                                                                 Overseas - Service Class 2

-------------------------------------------    ----------------------------------------------    -----------------------------------

Lincoln Life Variable Annuity Account Q        28883, 28884, 28890, 28867, 28868,                Growth - Service Class

                                               28891, 28903 (Group MultiFund)

-------------------------------------------    ----------------------------------------------    -----------------------------------

Lincoln Life Flexible Premium Variable Life    LN650 (SVUL I)                                    Equity-Income - Initial Class

Separate Account R                             LN650 (SVUL)                                      Growth - Service Class

                                               LN655 (SVUL II)                                   High Income - Service Class

                                                                                                 Overseas - Service Class

                                               ----------------------------------------------    -----------------------------------

                                        2







-------------------------------------------    ----------------------------------------------    -----------------------------------

                                               ELITE SERIES:

                                               ------------

                                               LN655 (SVUL II)                                   Equity-Income - Service Class

                                               LN656 (SVUL III) (SVUL IV)                        Growth - Service Class

                                                                                                 Overseas - Service Class

                                               ----------------------------------------------    -----------------------------------

                                               LN657 (SVUL(ONE)), LN658 (Momentum SVUL(ONE))     Growth - Service Class

                                               LN657 (SVUL(ONE)2007), (Momentum SVUL(ONE)2007)   Overseas - Service Class

-------------------------------------------    ----------------------------------------------    -----------------------------------

Lincoln Life Flexible Premium Variable Life    LN920/921 (CVUL)                                  Growth - Service Class

Account S                                      LN925/926 (CVUL Series III)                       High Income - Service Class

                                                                                                 Overseas - Service Class

                                               ----------------------------------------------    -----------------------------------

                                               ELITE SERIES:                                     Equity-Income - Service Class

                                               ------------                                      Growth - Service Class

                                               LN925-926 (CVUL Series III)                       Overseas - Service Class

                                               LN935 (LCV4)

                                               ----------------------------------------------    -----------------------------------

                                               LN939 (LCV5)                                      Growth - Service Class

                                               LN939 (Lincoln Corporate Commitment VUL)          Overseas - Service Class

-------------------------------------------    ----------------------------------------------    -----------------------------------

Lincoln Life Variable Annuity Account T        30070-B (SEI)                                     Equity-Income - Service Class 2

                                               30070-B (SEI Select)                              Growth - Service Class 2

                                                                                                 Money Market - Service Class

-------------------------------------------    ----------------------------------------------    -----------------------------------

Lincoln Life Variable Annuity Account W        30070-B (New Directions Core)                     Overseas - Service Class 2

                                               30070-B (New Directions Access)

                                               30070-B (New Directions Access 4)

-------------------------------------------    ----------------------------------------------    -----------------------------------

Lincoln Life Flexible Premium Variable Life    LN930 (Lincoln Corporate Variable Private         Equity-Income - Initial Class

Account Z                                      Solutions)                                        Equity-Income - Service Class

                                               LN940 (Private Placement VUL)                     Growth - Service Class

                                                                                                 Overseas - Service Class

                                                                                                 High Income - Service Class

                                                                                                 Money Market - Service Class

                                                                                                 Money Market- Initial Class

-------------------------------------------    ----------------------------------------------    -----------------------------------

Lincoln National Variable Annuity              19476 (Director)                                  Equity Income - Service Class 2

Account 57

-------------------------------------------    ----------------------------------------------    -----------------------------------

                                               19476 (Director)                                  Growth - Service Class 2

-------------------------------------------    ----------------------------------------------    -----------------------------------



                                        3





-------------------------------------------    ----------------------------------------------    -----------------------------------

Lincoln National Variable Annuity Account

58

-------------------------------------------    ----------------------------------------------    -----------------------------------

Lincoln National Variable Annuity Account      19476 (Director)                                  Overseas - Service Class 2

59

-------------------------------------------    ----------------------------------------------    -----------------------------------



IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of the date specified below.

        Date: 3/28/14               THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

              -------

                                    By: /s/ Daniel R. Hayes

                                        ---------------------------------------

                                    Name:  Daniel R. Hayes

                                    Title: Vice President

        Date 4/25/14                VARIABLE INSURANCE PRODUCTS FUND

             -------

                                    By: /s/ Joseph Zambello

                                        ---------------------------------------

                                    Name:  Joseph Zambello

                                    Title: Deputy Treasurer

        Date 4/25/14                FIDELITY DISTRIBUTORS CORPORATION

             -------

                                    By: /s/ Robert Bachman

                                        ---------------------------------------

                                    Name:  Robert Bachman

                                    Title: EVP

                                       4


                  AMENDMENT NO. 19 TO PARTICIPATION AGREEMENT

The Lincoln National Life Insurance Company, Variable Insurance Products Fund II

and Fidelity Distributors Corporation, hereby amend their Participation

Agreement, dated September 1, 1996, and as subsequently amended, by replacing

Schedule A in its entirety with the attached Schedule A.

                                   SCHEDULE A

                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

        EFFECTIVE MAY 1, 2014 (PURSUANT TO SECTION 1.6 OF THE AGREEMENT)




                                                    POLICY FORM NUMBERS OF CONTRACTS

          NAME OF SEPARATE ACCOUNT                     FUNDED BY SEPARATE ACCOUNT                        FIDELITY FUND (CLASS)

-------------------------------------------    ----------------------------------------------    -----------------------------------


Lincoln National Variable Annuity Account C    18829, 25982RSC, 28645 0697 Multi-Fund(R)         Contrafund - Service Class

                                               30070-B Multi-Fund(R) 5                           Contrafund - Service Class 2

                                               30070-CD-B Multi-Fund(R) Select

                                               30070-B Multi-Fund(R) 5 Retirement Annuity

-------------------------------------------    ----------------------------------------------    -----------------------------------

Lincoln National Variable Annuity Account L    GAC96-111; GAC91-101                              Asset Manager - Initial Class

                                               GVA I, II, III                                    Contrafund - Service Class 2

-------------------------------------------    ----------------------------------------------    -----------------------------------

Lincoln Life Flexible Premium Variable Life    LN605/615 VUL I                                   Asset Manager - Initial Class

Account M                                                                                        Investment Grade Bond - Initial

                                                                                                 Class

                                               ----------------------------------------------    -----------------------------------

                                               LN660 VUL, VUL(CV) II                             Contrafund - Service Class

                                               LN680 VUL(DB)

                                               ----------------------------------------------    -----------------------------------

                                               ELITE SERIES:

                                               ------------

                                               LN680 VUL(DB), LN690 VUL(DB) II, VUL(DB) IV       Contrafund - Service Class

                                               MoneyGuard

                                               LN665 VUL(CV) II, VULFlex

                                               LN670 VUL(CV) III, VUL(CV) IV

                                               LN691 VUL(ONE), LN693 Momentum VUL(ONE)

                                               LN694 VUL(ONE)2005, LN695 Momentum VUL(ONE)2005

                                               LN696 VUL(ONE)2007, Momentum VUL(ONE)2007

                                               LN698 AssetEdge

-------------------------------------------    ----------------------------------------------    -----------------------------------



                                        5





-------------------------------------------    ----------------------------------------------    -----------------------------------

Lincoln Life Variable Annuity Account N        AN425 ChoicePlus                                  Contrafund - Service Class 2

                                               ----------------------------------------------    -----------------------------------

                                               30070-B ChoicePlus II                             Contrafund - Service Class 2

                                               30070-B ChoicePlus II Access

                                               30070-B ChoicePlus II Bonus

                                               30070-B ChoicePlus II Advance

                                               ----------------------------------------------    -----------------------------------

                                               30070-B ChoicePlus Assurance (A Share/Class)      Contrafund - Service Class 2

                                               30070-B ChoicePlus Assurance (B Class)

                                               30070-B ChoicePlus Assurance (B Share)

                                               30070-B ChoicePlus Assurance (C Share)

                                               30070-B ChoicePlus Assurance (L Share)

                                               30070-B ChoicePlus Assurance (Bonus)

                                               30070-B ChoicePlus Assurance (Prime)

                                               30070-B, 30070-A 8/03 ChoicePlus Assurance

                                               (Series)

                                               30070-B ChoicePlus Momentum Income Option

                                               30070-CP-Design (all variations) ChoicePlus

                                               Design

                                               30070-B ChoicePlus Rollover

                                               30070-B ChoicePlus Signature

                                               30070-A ChoicePlus Fusion

                                               30070-B Investor Advantage(SM)

                                               30070-A Investor Advantage(SM) Fee-Based          Contrafund - Initial Class

                                               30070-B Investor Advantage(SM) RIA

-------------------------------------------    ----------------------------------------------    -----------------------------------

Lincoln Life Variable Annuity Account Q        28883, 28884, 28890, 28867, 28868,                Contrafund - Service Class

                                               28891, 28903 Group MultiFund

-------------------------------------------    ----------------------------------------------    -----------------------------------

Lincoln Life Flexible Premium Variable Life    LN650 SVUL I                                      Asset Manager - Initial Class

Separate Account R                                                                               Investment Grade Bond - Initial

                                                                                                 Class

                                               ----------------------------------------------    -----------------------------------

                                               LN650 SVUL                                        Investment Grade Bond - Initial

                                                                                                 Class

                                               LN655 SVUL II                                     Asset Manager - Initial Class

                                                                                                 Contrafund - Service Class

                                               ----------------------------------------------    -----------------------------------

                                               ELITE SERIES:

                                               ------------

                                               LN655 SVUL II                                     Asset Manager - Initial Class

-------------------------------------------    ----------------------------------------------    -----------------------------------



                                        6





                                               ----------------------------------------------    -----------------------------------

                                               LN656 SVUL III SVUL IV                            Investment Grade Bond - Initial

                                                                                                 Class

                                                                                                 Contrafund - Service Class

-------------------------------------------    ----------------------------------------------    -----------------------------------

                                               LN657 SVUL(ONE), LN658 Momentum SVUL(ONE)         Contrafund - Service Class

                                               LN697 SVUL(ONE)2007, Momentum SVUL(ONE)2007

-------------------------------------------    ----------------------------------------------    -----------------------------------

Lincoln Life Flexible Premium Variable Life    LN920/921 CVUL                                    Contrafund - Service Class

Account S                                      LN925/926 CVUL Series III                         Asset Manager - Service Class

                                               LN939 Lincoln Corporate Commitment VUL

                                               ----------------------------------------------    -----------------------------------

                                                                                                 Freedom 2020 - Service Class

                                                                                                 Freedom 2030 - Service Class

                                                                                                 Freedom 2040 - Service Class

                                                                                                 Freedom 2050 - Service Class

                                                                                                 Freedom Income - Service Class

                                                                                                 Investment Grade Bond - Service

                                                                                                 Class

-------------------------------------------    ----------------------------------------------    -----------------------------------

                                               ELITE SERIES:                                     Contrafund - Service Class

                                               ------------                                      Asset Manager - Service Class

                                               LN925-926 CVUL Series III

                                               LN935 LCV4

                                               LN939 LCV5

-------------------------------------------    ----------------------------------------------    -----------------------------------

Lincoln Life Variable Annuity Account T        30070-B SEI                                       Contrafund - Service Class 2

                                               30070-B SEI Select

-------------------------------------------    ----------------------------------------------    -----------------------------------

Lincoln Life Variable Annuity Account W        30070-B New Directions Core                       Contrafund - Service Class 2

                                               30070-B New Directions Access

                                               30070-B New Directions Access 4

-------------------------------------------    ----------------------------------------------    -----------------------------------

Lincoln Life Flexible Premium Variable Life    LN930 Lincoln Corporate Variable Private          Contrafund - Service Class 2

Account Z                                      Solutions                                         Contrafund - Initial Class

                                               LN940 Private Placement VUL                       Asset Manager - Service Class

                                                                                                 Asset Manager - Initial Class

                                                                                                 Investment Grade Bond - Service

                                                                                                 Class

                                                                                                 Index 500 Portfolio - Initial

                                                                                                 Class

                                                                                                 Freedom 2020 - Service Class

                                                                                                 Freedom 2030 - Service Class

                                                                                                 Freedom 2040 - Service Class

-------------------------------------------    ----------------------------------------------    -----------------------------------



                                        7





-------------------------------------------    ----------------------------------------------    -----------------------------------

                                                                                                 Freedom 2050 - Service Class

                                                                                                 Freedom Income - Service Class

-------------------------------------------    ----------------------------------------------    -----------------------------------

Lincoln National Variable Annuity Account      19476 Director                                    Contrafund - Service Class

35

-------------------------------------------    ----------------------------------------------    -----------------------------------

Lincoln Life Separate Account 4k               19476 Lincoln American Legacy Retirement Group    Contrafund - Service Class 2

                                               Variable Annuity

-------------------------------------------    ----------------------------------------------    -----------------------------------

Separate Account BLM                           Lincoln Corporate Commitment Private Placement    Investment Grade Bond - Initial

                                               BOLI                                              Class

-------------------------------------------    ----------------------------------------------    -----------------------------------

Lincoln National Fund 3                        12687 Group Variable Annuity Fund 3               S&P 500 Index - Initial Class

-------------------------------------------    ----------------------------------------------    -----------------------------------



        IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of the date specified below.

        Date 3/28/14                THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

             -------

                                    By: /s/ Daniel R. Hayes

                                        ---------------------------------------

                                    Name:  Daniel R. Hayes

                                    Title: Vice President

        Date 4/25/14                VARIABLE INSURANCE PRODUCTS FUND II

             -------

                                    By: /s/ Joseph Zambello

                                        ---------------------------------------

                                    Name:  Joseph Zambello

                                    Title: Deputy Treasurer

        Date 4/25/14                FIDELITY DISTRIBUTORS CORPORATION

             -------

                                    By: /s/ Robert Bachman

                                        ---------------------------------------

                                    Name:  Robert Bachman

                                    Title: EVP

                                        8


                   AMENDMENT NO. 15 TO PARTICIPATION AGREEMENT

The Lincoln National Life Insurance Company, Variable Insurance Products Fund

III and Fidelity Distributors Corporation, hereby amend their Participation

Agreement, dated October 30, 1998, and as subsequently amended, by replacing

Schedule A with the attached Schedule A:

                                   SCHEDULE A

                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

        EFFECTIVE MAY 1, 2014 (PURSUANT TO SECTION 1.6 OF THE AGREEMENT)




                                                    POLICY FORM NUMBERS OF CONTRACTS

         NAME OF SEPARATE ACCOUNT                      FUNDED BY SEPARATE ACCOUNT                        FIDELITY FUND (CLASS)

-------------------------------------------    ----------------------------------------------    -----------------------------------


Lincoln National Variable Annuity Account C    30070-B Multi-Fund(R) 5                           Mid Cap - Service Class 2

                                               30070-B Multi-Fund(R) 5 Retirement Annuity

-------------------------------------------    ----------------------------------------------    -----------------------------------

Lincoln Life Flexible Premium Variable Life    LN660 VUL, VUL(CV)                                Growth Opportunities -- Service

Account M                                      LN680 VUL(DB)                                     Class

                                               LN665 VUL(CV) II

                                               ----------------------------------------------    -----------------------------------

                                               ELITE SERIES:

                                               LN680 VUL(DB), LN690 VUL(DB) II, VUL(DB) IV       Mid Cap - Service Class

                                               MoneyGuard

                                               LN665 VUL(CV) II, VULFlex

                                               LN670 VUL(CV) III, VUL(CV) IV

                                               LN691 VUL(ONE), LN693 Momentum VUL(ONE)

                                               LN694 VUL(ONE)2005, LN695 Momentum VUL(ONE)2005

                                               LN696 VUL(ONE)2007, Momentum VUL(ONE)2007

                                               LN698 AssetEdge



                                        9





-------------------------------------------    ----------------------------------------------    -----------------------------------

Lincoln Life Variable Annuity Account N        AN425 ChoicePlus                                  Mid Cap - Service Class 2

                                               30296 ChoicePlus Access

                                               30295 ChoicePlus Bonus

                                               30070-B ChoicePlus II

                                               30070-B ChoicePlus II Access

                                               30070-B ChoicePlus II Bonus

                                               30070-B ChoicePlus II Advance

                                               30070-B ChoicePlus Assurance (A Share/Class)

                                               30070-B ChoicePlus Assurance (B Class)

                                               30070-B ChoicePlus Assurance (B Share)

                                               30070-B ChoicePlus Assurance (C Share)

                                               30070-B ChoicePlus Assurance (L Share)

                                               30070-B ChoicePlus Assurance (Bonus)

                                               30070-B ChoicePlus Assurance (Prime)

                                               30070-B, 30070-A ChoicePlus Assurance (Series)

                                               30070-B ChoicePlus Momentum Income Option

                                               30070-B ChoicePlus Rollover

                                               30070-B ChoicePlus Signature

                                               30070-CP-Design (all variations) ChoicePlus

                                               Design

                                               30070-A ChoicePlus Fusion

                                               30070-B Investor Advantage(SM)

                                               30070-A Investor Advantage(SM) Fee-Based

                                               30070-N Investor Advantage(SM) RIA                Mid-Cap - Initial Class

-------------------------------------------    ----------------------------------------------    -----------------------------------

Lincoln Life Flexible Premium Variable Life    LN650 SVUL                                        Growth Opportunities -- Service

Separate Account R                             LN655 SVUL-II                                     Class

                                               ----------------------------------------------    -----------------------------------

                                               ELITE SERIES:

                                               ------------

                                               LN655 SVUL II                                     Mid Cap - Service Class

                                               LN656 SVUL III, SVUL IV

                                               LN657 SVUL(ONE)

                                               LN658 Momentum SVUL(ONE)

                                               LN697 SVUL(ONE)2007, Momentum SVUL(ONE)2007

-------------------------------------------    ----------------------------------------------    -----------------------------------

Lincoln Life Flexible Premium Variable Life    LN920/921 CVUL                                    Mid Cap - Service Class

Account S                                      LN925/926 CVUL Series III

-------------------------------------------    ----------------------------------------------    -----------------------------------



                                       10





-------------------------------------------    ----------------------------------------------    -----------------------------------

                                               LN925/926 CVUL Series III Elite

                                               LN935 LCV4

                                               LN939 LCV5

                                               LN939 Lincoln Corporate Commitment VUL

-------------------------------------------    ----------------------------------------------    -----------------------------------

Lincoln Life Variable Annuity Account W        30070-B New Directions Core                       Growth Opportunities - Service

                                               30070-B New Directions Access                     Class 2

                                               30070-B New Directions Access 4

-------------------------------------------    ----------------------------------------------    -----------------------------------

Lincoln Life Flexible Premium Variable Life    LN930 Lincoln Corporate Private Solution          Mid Cap - Service Class

Account Z                                      LN940 Private Placement VUL                       Growth Opportunities - Service

                                                                                                 Class

-------------------------------------------    ----------------------------------------------    -----------------------------------

Lincoln National Variable Annuity Account      19476 Director                                    Mid Cap - Initial Class

84

-------------------------------------------    ----------------------------------------------    -----------------------------------

Lincoln Life Separate Account 4k               19476 Lincoln American Legacy Retirement Group    Mid Cap - Service Class 2

                                               Variable Annuity

-------------------------------------------    ----------------------------------------------    -----------------------------------



     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized officer as of the date specified below.

        Date 3/28/14                THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

              -------

                                    By: /s/ Daniel R. Hayes

                                        ---------------------------------------

                                    Name:  Daniel R. Hayes

                                    Title: Vice President

        Date 4/25/14                VARIABLE INSURANCE PRODUCTS FUND III

             -------

                                    By: /s/ Joseph Zambello

                                        ---------------------------------------

                                    Name:  Joseph Zambello

                                    Title: Deputy Treasurer

        Date 4/25/14                FIDELITY DISTRIBUTORS CORPORATION

             -------

                                    By: /s/ Robert Bachman

                                        ---------------------------------------

                                    Name:  Robert Bachman

                                    Title: EVP

                                       11